UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:    BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation

Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2021

Date of reporting period: 03/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2021

2021 Annual Report

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio

•	BATS: Series C Portfolio

•	BATS: Series E Portfolio

•	BATS: Series M Portfolio

•	BATS: Series P Portfolio

•	BATS: Series S Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2021	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2021, the Fund outperformed its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, as well as its “Reference Benchmark” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its Reference Benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest contributor to the Fund’s performance relative to the benchmark was an overweight allocation to securitized assets, most notably non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Within non-agency RMBS, exposure to subprime securities led positive contributions. More broadly, strong fundamentals continued to support a recovery for non-agency RMBS from the COVID-19-related spread widening seen in March 2020. Robust housing data and a renewed demand for single-family homes alongside historically low interest rates created a strong technical environment for RMBS. CMBS prices were boosted following positive news surrounding vaccines and fiscal stimulus, with the rebound from pandemic-driven spread widening dispersed across property types and individual names. Spreads tightened within asset-backed securities (“ABS”) as well, especially for some of the larger sub-sectors such as prime autos and credit cards. With regard to collateralized loan obligations (“CLOs”), spreads tightened most notably across the higher-rated portion of the capital stack.

While allocations to non-agency RMBS, CMBS, ABS and CLOs all contributed positively to performance over the 12 months, some securitized subsectors detracted modestly, including auto ABS and prime non-agency RMBS.

The Fund’s cash position was increased in the wake of the disruption in financial markets when COVID-19 concerns crested, as the investment adviser sought to maintain liquidity and preserve capital. The cash position did not have any material impact on the Fund’s return for the period.

Describe recent portfolio activity.

Over the period, the Fund’s allocation to ABS was increased while allocations to non-agency RMBS, CMBS and CLOs were decreased.

Describe portfolio positioning at period end.

The Fund ended the period with an underweight duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund was positioned underweight in ABS and CMBS relative to the benchmark, and had out-of-benchmark exposures to non-agency RMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2021 (continued)	BATS: Series A Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on September 21, 2015.

(a)

The Fund will primarily invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(b)

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, ABS and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(c)

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)
	6-Months Total Returns	1 Year	5 Years	Since Inception(b)
BATS: Series A Portfolio	2.22%	13.95%	5.47%	5.33%
Bloomberg Barclays U.S. Universal Index	(1.80)	2.95	3.59	3.75
Reference Benchmark	0.18	5.71	3.18	3.25

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,022.20	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	BATS: Series A Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Asset-Backed Securities	53%
Non-Agency Mortgage-Backed Securities	44
U.S. Government Sponsored Agency Securities	2
Floating Rate Loan Interests	1
Corporate Bonds	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	39%
AA/Aa	4
A	3
BBB/Baa	3
BB/Ba	5
B	3
CCC/Caa	4
CC/Ca	5
C	1
N/R	33

(a)	Total investments exclude short-term securities.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Fund Summary as of March 31, 2021	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2021, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s overweight positions in technology, independent energy and capital securities made the largest contributions to Fund performance. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.) An allocation to fallen angels (investment-grade bonds that were downgraded to high yield) also contributed to the Fund’s relative outperformance.

Conversely, underweight positions in emerging-market issues that are included in the index detracted from results. Underweights in food/beverage and diversified manufacturing issuers also detracted.

Describe recent portfolio activity.

Early in the period, the Fund’s investment adviser sought to take advantage of wider yield spreads and large new-issue concessions to increase its position in corporate bonds. The investment adviser initially accomplished this by allocating toward higher-quality and defensive sectors. As these sectors recovered, the investment adviser rotated the portfolio in favor of the more cyclical areas of the market. Later in the period, it reduced risk as valuations normalized. However, the investment adviser continued to favor sectors—including energy and autos—that it believed would benefit from reopening of the economy following the COVID-19 pandemic. The investment adviser also adjusted duration (interest-rate sensitivity) in a tactical fashion throughout the period.

Describe portfolio positioning at period end.

The Fund’s leading overweight positions were in the banking, midstream energy, independent energy and technology sectors, while its largest underweights were in integrated energy, pharmaceuticals and sovereign issuers. The Fund’s duration was below that of the benchmark at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	BATS: Series C Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)
	6-Months Total Returns	1 Year	5 Years	10 Years
BATS: Series C Portfolio	(1.58)%	8.70%	5.18%	5.48%
Bloomberg Barclays U.S. Credit Index	(1.79)	7.88	4.67	4.83

(a)	See “About Fund Performance” for a detailed description of performance related information.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 984.20	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of March 31, 2021 (continued)	BATS: Series C Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	88%
U.S. Treasury Obligations	4
Foreign Government Obligations	3
Preferred Securities	3
Municipal Bonds	2
Foreign Agency Obligations	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	4%
AA/Aa	6
A	31
BBB/Baa	57
BB/Ba	2

(a)	Total investments exclude short-term securities.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2021, the Fund outperformed its broad-based benchmark, the S&P® Municipal Bond Index and its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Duration and yield curve positioning both helped Fund performance during the period. The portfolio was long in duration relative to the benchmark, which helped performance given that yields fell. (Duration is a measure of interest-rate sensitivity; prices rise as yields decline). With respect to yield curve positioning, the Fund benefited from its concentrations in longer-dated maturities.

Holdings in the lower-rated segment of the investment-grade category, which included A and BBB rated securities, also helped Fund performance. Returns were particularly strong in the transportation and state tax-backed sectors, both of which entered the period at depressed levels due to the disruptions caused by COVID-19 in the first quarter of 2020. Positions in various Puerto Rico securities also made strong contributions.

The Fund’s use of leverage—which boosted income and amplified the effect of rising prices—further aided results. The Fund also actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

The Fund positioning in the BB and CCC-C rated categories was a slight detractor, as was its underweight in intermediate maturities.

Describe recent portfolio activity.

At the beginning of the reporting period, the market was dislocated due to COVID-19 and the associated lockdowns. As a result, yield spreads were well above average and liquidity conditions were unfavorable. The investment adviser used these unusual circumstances as an opportunity to increase the Fund’s weighting in non-investment grade securities.

During times in which the Fund faced redemptions, the investment adviser raised cash primarily through the sale of higher-quality, more liquid securities. The investment adviser also sought to manage the Fund’s capital gains by harvesting losses via sales of higher-cost, lower-yielding positions.

At the sector level, the Fund increased its allocations to charter school, tax-backed and corporate issues, and it reduced its weightings in health care, utilities and tobacco.

Describe portfolio positioning at period end.

The Fund’s duration (interest-rate sensitivity) was above that of the index. The Fund remained overweight in longer-term bonds, specifically the 20+ year maturity range, and it was underweight in short- and intermediate-term debt. The transportation and education sectors were its largest overweight positions, and the tax-backed local and school district sectors were its most notable underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2021 (continued)	BATS: Series E Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on August 4, 2014.

(a)

The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

(b)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(c)

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years.

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)
	6-Months Total Returns	1 Year	5 Years	Since Inception(b)
BATS: Series E Portfolio	8.05%	16.16%	6.45%	7.09%
S&P® Municipal Bond Index	1.46	5.29	3.44	3.74
Reference Benchmark	4.84	11.88	5.80	5.88(c)

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value, the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical(a)
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Expenses Paid During the Period	(c)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(c)
$ 1,000.00	$ 1,080.50	$ 0.19		$ 0.00		$ 1,000.00	$ 1,024.75	$ 0.18		$ 1,024.93	$ 0.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	BATS: Series E Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
County/City/Special District/School District	32%
Education	17
Transportation	16
Health Care	15
Utilities	8
Tobacco	8
Housing	4

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AA/Aa	14%
A	13
BBB/Baa	16
BB/Ba	8
B	4
CC/Ca	3
N/R	42

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

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Fund Summary as of March 31, 2021	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2021, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest contributors to the Fund’s performance relative to the benchmark included allocations to out-of-benchmark securitized sectors, specifically commercial mortgage-backed securities (“CMBS”) and agency collateralized mortgage obligations (“CMOs”). The Fund’s active benchmark strategy, which houses relative value decisions between specified pools and to-be-announced securities (“TBAs”) versus the index, also contributed positively. Relative value trades within the agency mortgage-backed security (“MBS”) market were also additive. Lastly, the Fund’s stance with respect to portfolio duration (and corresponding interest rate sensitivity) contributed to performance, along with yield curve positioning as the U.S. Treasury yield curve steepened in the first quarter of 2021.

There were no material detractors from the Fund’s performance relative to the benchmark.

Describe recent portfolio activity.

The Fund’s allocation to CMBS was increased primarily in AAA conduit paper and single-asset/single-borrower (“SASB”) transactions. The allocation to fixed rate CMOs was modestly reduced over the period. Within agency MBS, the allocation to TBAs was increased relative to that of specified pools as the TBA market has benefited from strong domestic bank demand and Fed purchases of mortgages. Within the coupon stack, the Fund underweighted the lowest coupons based on valuation.

The Fund’s cash position was elevated in the wake of the disruption in financial markets when COVID-19 concerns crested and at other times during the period as the investment adviser sought to maintain liquidity and preserve capital. The Fund’s cash position did not have a material impact on the Fund’s return for the period.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in agency MBS versus the benchmark, with exposures favoring higher coupons relative to lower coupons and TBAs over specified pools. The Fund closed the period with an increased allocation to CMBS, favoring conduit and SASB issues. Finally, the Fund was slightly underweight duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	BATS: Series M Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(b)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)
	6-Months Total Returns	1 Year	5 Years	10 Years
BATS: Series M Portfolio	(0.29)%	2.68%	2.96%	4.28%
Bloomberg Barclays MBS Index	(0.86)	(0.09)	2.43	2.83

(a)	See “About Fund Performance” for a detailed description of performance related information.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 997.10	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021 (continued)	BATS: Series M Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	87%
Non-Agency Mortgage-Backed Securities	11
U.S. Treasury Obligations	2
Asset-Backed Securities	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(d)
AAA/Aaa(e)	96%
AA/Aa	2
N/R	2

(a)	Total investments exclude short-term securities, TBA sale commitments and options written.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2021 the Fund outperformed the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BATS: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. Given that yields rose, the Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury yield curve contributed positively to the Fund’s results.

The Fund’s position in the Series S Portfolio—which was helped by its allocations to investment grade corporate bonds, commercial mortgage-backed securities (CMBS), mortgage-backed securities and asset backed securities (ABS)—also contributed to performance.

The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on Fund performance during the period.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021 (continued)	BATS: Series P Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on March 20, 2013.

(a)	The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.
(b)

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

(c)	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)
	6-Months Total Returns	1 Year	5 Years	Since Inception(b)
BATS: Series P Portfolio	7.95%	9.72%	(0.03)%	(1.39)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	(6.98)	(5.89)	2.36	2.63
Bloomberg Barclays U.S. Bellwether 10 Year Swap Index	(8.90)	(8.42)	1.82	2.78

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on March 20, 2013.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical(a)
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,079.50	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2021 (continued)	BATS: Series P Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Fixed-Income Funds	100%

PORTFOLIO HOLDINGS

Security	Percent of Total Investments
BATS: Series S Portfolio	100%

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2021, the Fund outperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocations to investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), high yield corporates and asset-backed securities (ABS) were the primary contributors to performance. Its allocation to emerging-market sovereign debt was a minor detractor.

As part of its investment strategy, the Fund used interest rate derivatives to manage the portfolio’s duration and yield curve positioning. The use of derivatives contributed to results.

At period end, the Fund had an elevated cash balance that was committed for pending transactions. The cash balance had no material impact on Fund performance.

Describe recent portfolio activity.

After the coronavirus-induced sell-off of early 2020, the management team added to the Fund’s weighting in corporate bonds. This shift was based on the team’s view that yield spreads would tighten, partially as a result of the U.S. Federal Reserve’s support via its launch of credit facilities. As valuations started to look rich in late 2020, management reduced the position in corporates and rotated some of the proceeds into U.S. Treasuries and callable U.S. agency bonds. It believed the latter category offered attractive income in a low-yield environment.

Similarly, the Fund initially had a higher allocation to ABS and CMBS in the first half of the period, but management reduced the weightings in these areas as spreads tightened due to increased demand and muted supply. In the second half of the reporting period, it added to collateralized loan obligations (CLOs) on the belief that the securities offered attractive income relative to corporate bonds.

Describe portfolio positioning at period end.

The Fund’s duration was below that of the benchmark. (Duration is a measure of interest-rate sensitivity.) This aspect of its positioning reflected management’s view that the combination of additional fiscal stimulus, the COVID-19 vaccine rollout and rising inflation expectations could lead to higher yields and a steeper yield curve. The Fund finished the period with out-of-benchmark allocations to ABS, CMBS, agency MBS and investment-grade corporates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2021 (continued)	BATS: Series S Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(b)

An unmanaged index comprised of Treasury securities with maturities ranging from one to three years. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)
	6-Months Total Returns	1 Year	5 Years	10 Years
BATS: Series S Portfolio	0.96%	7.80%	3.29%	2.95%
ICE BofA 1-3 Year U.S. Treasury Index	0.00	0.24	1.71	1.29

(a)	See “About Fund Performance” for a detailed description of performance related information.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical(a)
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense			Excluding Interest Expense
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Expenses Paid During the Period	(c)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(c)
$ 1,000.00	$ 1,009.60	$ 0.02		$ 0.00		$ 1,000.00	$ 1,024.92	$ 0.02		$ 1,024.93	$ 0.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021 (continued)	BATS: Series S Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	33%
Non-Agency Mortgage-Backed Securities	21
Asset-Backed Securities	18
U.S. Government Sponsored Agency Securities	15
U.S. Treasury Obligations	13
Foreign Agency Obligations	—(b	)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	63%
AA/Aa	2
A	14
BBB/Baa	18
N/R	3

(a)	Total investments exclude short-term securities, options purchased and options written.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	21

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2020 and held through March 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Series E Portfolio transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Series E Portfolio with economic benefits in periods of declining short-term interest rates, but expose the Series E Portfolio to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Series E Portfolio’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	23

Schedule of Investments March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ABFC Trust, Series 2007-WMC1, Class A2B, (1 mo. LIBOR US + 1.00%), 1.11%, 06/25/37(a)	USD 3,705	$3,447,846
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.54%, 01/15/33(a)(b)	250	250,635
AIMCO CLO, Series 2017-AA, Class AR, (3 mo. LIBOR US + 1.05%), 0.00%, 04/20/34(a)(b)	2,500	2,500,000
Ajax Mortgage Loan Trust
Series 2017-D, Class A, 3.75%, 12/25/57(b)	1,543	1,566,952
Series 2017-D, Class B, 0.00%, 12/25/57(a)(b)(c)	1,617	1,268,617
Series 2018-A, Class A, 3.85%, 04/25/58(b)(c)	1,673	1,676,776
Series 2018-A, Class B, 0.00%, 04/25/58(b)	594	325,330
Series 2018-B, Class A, 3.75%, 02/26/57(b)(c)	1,630	1,630,457
Series 2018-B, Class B, 0.00%, 02/26/57(b)	681	194,606
Series 2018-D, Class A, 3.75%, 08/25/58(a)(b)(c)	3,104	3,111,566
Series 2018-D, Class B, 0.00%, 08/25/58(a)(b)(c)	910	587,056
Series 2018-E, Class A, 4.38%, 06/25/58(a)(b)	3,343	3,375,743
Series 2018-E, Class B, 5.25%, 06/25/58(a)(b)(c)	367	369,999
Series 2018-E, Class C, 0.00%, 06/25/58(a)(b)(c)	908	680,934
Series 2018-F, Class A, 4.38%, 11/25/58(a)(b)(c)	3,295	3,336,173
Series 2018-F, Class B, 5.25%, 11/25/58(a)(b)(c)	420	422,633
Series 2018-F, Class C, 0.00%, 11/25/58(b)(c)	971	582,786
Series 2018-G, Class A, 4.38%, 06/25/57(a)(b)(c)	3,550	3,546,182
Series 2018-G, Class B, 5.25%, 06/25/57(a)(b)(c)	560	422,800
Series 2018-G, Class C, 0.00%, 06/25/57(b)(c)	1,430	1,406,156
Series 2019-A, Class A, 3.75%, 08/25/57(a)(b)	2,742	2,783,406
Series 2019-A, Class B, 5.25%, 08/25/57(a)(b)	350	346,509
Series 2019-A, Class C, 0.00%, 08/25/57(b)(c)	874	724,317
Series 2019-B, Class A, 3.75%, 01/25/59(a)(b)	2,719	2,760,831
Series 2019-B, Class B, 5.25%, 01/25/59(a)(b)(c)	409	308,795
Series 2019-B, Class C, 0.00%, 01/25/59(b)(c)	1,044	896,326
Series 2019-C, Class A, 3.95%, 10/25/58(a)(b)	3,134	3,138,780
Series 2019-E, Class A, 3.00%, 09/25/59(b)(d)	2,574	2,585,806
Series 2019-E, Class B, 4.88%, 09/25/59(b)(d)	350	343,803
Series 2019-E, Class C, 0.00%, 09/25/59(b)	778	520,463
Series 2019-G, Class A, 3.00%, 09/25/59(b)(d)	2,123	2,136,700
Series 2019-G, Class B, 4.25%, 09/25/59(b)(d)	224	217,117
Series 2019-G, Class C, 0.00%, 09/25/59(b)	572	479,929
Series 2019-H, Class A, 3.00%, 11/25/59(b)(d)	995	1,001,558
Series 2019-H, Class B, 4.25%, 11/25/59(b)(d)	140	135,698
Series 2019-H, Class C, 0.00%, 11/25/59(b)	347	307,553
Series 2020-A, Class A, 2.38%, 12/25/59(b)(d)	9,410	9,407,062
Series 2020-A, Class B, 3.50%, 12/25/59(b)(d)	999	996,636
Series 2020-A, Class C, 0.00%, 12/25/59(b)(c)	2,410	1,510,816
Series 2020-C, Class A, 2.25%, 09/27/60(b)(d)	3,716	3,710,498
Series 2020-C, Class B, 5.00%, 09/27/60(b)(d)	250	250,438
Series 2020-C, Class C, 0.00%, 09/27/60(b)	849	741,429
Series 2020-D, Class A, 2.25%, 06/25/60(b)(d)	3,578	3,573,025
Series 2020-D, Class B, 5.00%, 06/25/60(b)(d)	350	350,613
Series 2020-D, Class C, 0.00%, 06/25/60(b)	899	761,948
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.08%), 1.30%, 10/21/28(a)(b)	2,000	1,997,926
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 2.37%, 10/21/28(a)(b)	300	299,803
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 3.22%, 10/21/28(a)(b)	750	727,868
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 1.35%, 01/17/31(a)(b)	1,000	1,000,650
ALM VII Ltd., Series 2012-7A, Class A1A2, (3 mo. LIBOR US + 1.17%), 1.41%, 07/15/29(a)(b)	1,000	999,523

Security	Par (000)		Value

Asset-Backed Securities (continued)
ALM XVII Ltd., Series 2015-17A, Class BR, (3 mo. LIBOR US + 2.10%), 2.34%, 01/15/28(a)(b)	USD	500	$499,989
American Express Credit Account Master Trust
Series 2017-2, Class A, (1 mo. LIBOR US + 0.45%), 0.56%, 09/16/24(a)		8,000	8,029,754
Series 2017-5, Class A, (1 mo. LIBOR US + 0.38%), 0.49%, 02/18/25(a)		9,000	9,038,272
AmeriCredit Automobile Receivables Trust,
Series 2020-2, Class A2A, 0.60%, 12/18/23		13,459	13,479,949
AMSR Trust, Series 2020-SFR4, Class F, 2.86%, 11/17/37(b)		4,000	3,944,140
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.27%, 01/28/31(a)(b)		1,250	1,250,303
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.50%), 1.72%, 01/28/31(a)(b)		1,000	998,831
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 2.07%, 01/28/31(a)(b)		500	496,697
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.27%, 01/28/31(a)(b)		2,550	2,550,607
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.85%), 2.07%, 01/28/31(a)(b)		1,500	1,491,564
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.82%, 01/28/31(a)(b)		750	724,304
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.45%), 1.69%, 01/15/30(a)(b)		1,700	1,674,694
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.85%), 2.09%, 01/15/30(a)(b)		3,000	2,995,005
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 01/15/30(a)(b)		1,000	938,489
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.31%, 01/28/31(a)(b)		750	749,785
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.97%, 01/28/31(a)(b)		1,500	1,498,297
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.20%), 2.42%, 01/28/31(a)(b)		625	622,396
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.72%, 01/28/31(a)(b)		1,000	1,002,906
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.00%), 1.22%, 07/28/28(a)(b)		4,047	4,040,654
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.60%), 1.82%, 07/28/28(a)(b)		1,000	1,001,751
Series 2016-8A, Class CR, (3 mo. LIBOR US + 2.10%), 2.32%, 07/28/28(a)(b)		1,000	998,308
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.22%, 07/28/28(a)(b)		750	750,053
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 5.97%, 07/28/28(a)(b)		2,060	1,982,340
Anchorage Capital CLO Ltd.
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.37%, 10/13/30(a)(b)		500	499,299
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 7.02%, 10/13/30(a)(b)		1,000	979,144
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 1.74%, 10/15/31(a)(b)		450	449,291
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.32%, 04/15/31(a)(b)		1,387	1,387,753

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 1.23%, 04/20/31(a)(b)	USD	1,000	$996,054
Apidos CLO XXI
Series 2015-21A, Class A1R, (3 mo. LIBOR US + 0.93%), 1.15%, 07/18/27(a)(b)		2,564	2,563,831
Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.20%), 5.42%, 07/18/27(a)(b)		500	476,419
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 5.47%, 07/25/30(a)(b)		500	467,169
Apidos CLO XXX, Series XXXA, Class A1A, (3 mo. LIBOR US + 1.14%), 1.36%, 10/18/31(a)(b)		400	399,336
Apidos CLO XXXI, Series 2019-31A, Class A2, (3 mo. LIBOR US + 1.65%), 1.89%, 04/15/31(a)(b)		250	250,070
Ares XLIII CLO Ltd., Series 2017-43A, Class E, (3 mo. LIBOR US + 6.47%), 6.71%, 10/15/29(a)(b)		750	748,536
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.41%, 10/15/30(a)(b)		600	600,678
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.24%), 0.59%, 05/25/35(a)		56	51,306
ASSURANT CLO Ltd.
Series 2018-3A, Class C, (3 mo. LIBOR US + 2.25%), 2.47%, 10/20/31(a)(b)		500	491,754
Series 2019-5A, Class A2, (3 mo. LIBOR US + 1.75%), 1.99%, 01/15/33(a)(b)		250	251,453
Atrium IX, Series 9A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.18%, 05/28/30(a)(b)(c)		1,825	1,825,182
Atrium XII, Series 12A, Class AR, (3 mo. LIBOR US + 0.83%), 1.05%, 04/22/27(a)(b)		949	949,515
Avery Point VI CLO Ltd., Series 2015-6A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.06%, 08/05/27(a)(b)		1,500	1,498,695
Avery Point VII CLO Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 0.96%), 1.20%, 01/15/28(a)(b)		440	439,464
Babson CLO Ltd., Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.19%), 1.41%, 10/20/30(a)(b)		1,000	999,270
Bain Capital Credit CLO Ltd.
Series 2016-2A, Class ARR, (3 mo. LIBOR US + 0.97%), 0.00%, 01/15/29(a)(b)		3,400	3,395,465
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.47%, 07/20/30(a)(b)		1,250	1,250,373
Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.96%), 1.18%, 04/23/31(a)(b)		250	249,750
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.08%), 1.30%, 07/19/31(a)(b)		1,000	997,439
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(a)		5,740	2,963,576
Barings CLO Ltd.
Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.95%), 1.17%, 07/20/29(a)(b)		1,000	1,000,000
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.75%), 1.97%, 04/20/31(a)(b)		400	400,108

Security	Par (000)	Value

Asset-Backed Securities (continued)
Battalion CLO VII Ltd.
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.04%), 1.26%, 07/17/28(a)(b)	USD 1,378	$1,378,668
Series 2014-7A, Class BRR, (3 mo. LIBOR US + 2.50%), 2.72%, 07/17/28(a)(b)	750	749,223
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 1.29%, 07/18/30(a)(b)	1,250	1,249,998
Battalion CLO X Ltd., Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 1.29%, 01/25/35(a)(b)	3,230	3,216,322
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 6.20%, 10/24/29(a)(b)	1,000	967,112
Bayview Financial Revolving Asset Trust
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.00%), 1.11%, 02/28/40(a)(b)	5,171	4,936,241
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.00%), 1.11%, 12/28/40(a)(b)	2,682	2,416,341
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.93%), 1.04%, 12/28/40(a)(b)	2,347	2,290,313
BDS Ltd., Series 2019-FL3, Class A, (1 mo. LIBOR US + 1.40%), 1.51%, 12/15/35(a)(b)	5,299	5,300,302
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1 mo. LIBOR US + 1.95%), 2.06%, 08/25/35(a)	4,570	4,340,480
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.32%), 0.43%, 03/25/37(a)	918	826,063
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.14%), 0.25%, 03/25/37(a)	93	88,094
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.35%), 0.46%, 04/25/37(a)	309	298,010
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 1.69%, 07/15/29(a)(b)	1,340	1,338,456
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.09%), 1.31%, 04/20/31(a)(b)	1,000	998,990
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.24%), 1.46%, 10/18/29(a)(b)	250	250,052
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.32%, 01/20/31(a)(b)	1,900	1,902,135
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.08%), 1.29%, 04/30/31(a)(b)	250	249,860
BlueMountain CLO Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.23%), 1.45%, 01/20/29(a)(b)	349	349,344
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 1.40%, 10/22/30(a)(b)	2,157	2,157,704
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 1.37%, 10/20/31(a)(b)	250	249,174
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/17/24(b)	1,070	1,071,003
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (1 mo. LIBOR US + 1.05%), 1.16%, 03/15/28(a)(b)	336	335,810

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Burnham Park CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.37%, 10/20/29(a)(b)	USD 4,000	$3,997,630
Canyon Capital CLO Ltd., Series 2015-1A, Class AJ, (3 mo. LIBOR US + 1.35%), 1.59%, 04/15/29(a)(b)	250	250,013
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3 mo. LIBOR US + 1.03%), 1.24%, 04/30/31(a)(b)	2,350	2,348,040
Carlyle Global Market Strategies CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 1.19%, 04/17/31(a)(b)	3,754	3,749,865
Series 2014-3RA, Class A1A, (3 mo. LIBOR US + 1.05%), 1.26%, 07/27/31(a)(b)	248	247,958
Series 2014-3RA, Class A1B, (3 mo. LIBOR US + 1.30%), 1.51%, 07/27/31(a)(b)	1,000	1,000,598
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.82%, 07/28/28(a)(b)	1,000	1,000,857
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.50%), 8.72%, 07/20/32(a)(b)	55	50,650
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.25%), 0.36%, 10/25/36(a)	1,884	1,646,786
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.16%), 0.27%, 10/25/36(a)	58	55,856
Series 2007-FRE1, Class A3, (1 mo. LIBOR US + 0.26%), 0.37%, 02/25/37(a)	6,683	6,434,417
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(b)	7,235	7,577,284
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.47%, 07/20/30(a)(b)	1,500	1,500,001
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.23%), 1.45%, 10/17/29(a)(b)	2,500	2,500,798
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.70%), 1.92%, 10/17/29(a)(b)	500	499,987
Series 2018-6A, Class B1R, (3 mo. LIBOR US + 2.10%), 2.34%, 01/15/31(a)(b)	1,000	1,000,535
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 0.00%, 04/20/34(a)(b)	250	250,000
Series 2013-1A, Class BRR, (3 mo. LIBOR US + 1.35%), 0.00%, 04/20/34(a)(b)	500	500,000
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 1.20%, 04/20/31(a)(b)	1,400	1,391,580
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.32%, 07/17/31(a)(b)	2,000	2,001,942
Cedar Funding VI CLO Ltd.
Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.09%), 1.31%, 10/20/28(a)(b)	500	500,436
Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.24%, 04/20/34(a)(b)	500	500,000
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.22%, 01/20/31(a)(b)	350	350,054
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.25%), 1.47%, 10/17/30(a)(b)	2,750	2,751,065

Security	Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 1.21%), 1.44%, 10/18/30(a)(b)	USD 1,350	$1,350,541
Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.42%, 10/22/31(a)(b)	3,500	3,500,002
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.42%, 10/17/31(a)(b)	2,250	2,250,303
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.22%, 04/18/31(a)(b)	710	709,015
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.04%), 1.26%, 04/20/31(a)(b)	250	250,000
Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, (1 mo. LIBOR US + 0.33%), 0.44%, 01/20/25(a)	8,000	8,030,658
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.27%), 0.38%, 05/25/37(a)	14	11,543
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.47%), 0.58%, 03/25/37(a)	5,000	4,757,489
Series 2007-WFH4, Class M3A, (1 mo. LIBOR US + 2.50%), 2.61%, 07/25/37(a)	1,000	1,035,556
Clear Creek CLO
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.17%, 10/20/30(a)(b)	330	323,498
Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.30%), 6.52%, 10/20/30(a)(b)	1,000	954,339
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(a)	59	59,440
Series 1998-4, Class M1, 6.83%, 04/01/30(a)	1,170	1,137,840
Series 1998-8, Class M1, 6.98%, 09/01/30(a)	1,026	964,119
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(a)	2,399	772,031
Series 2000-4, Class A6, 8.31%, 05/01/32(a)	2,419	761,069
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.60%, 04/25/36(a)	1,511	1,477,256
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.16%), 0.27%, 09/25/46(a)	7	7,149
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.27%), 0.38%, 03/15/34(a)	31	29,660
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A, 3.33%, 02/15/28(b)	3,501	3,548,183
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.10%, 12/25/36(d)	19	19,358
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(d)	2,900	2,968,300
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.44%), 0.55%, 09/25/36(a)(b)	5,957	491,869
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.30%), 0.41%, 12/15/33(a)(b)	25	22,475
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.19%), 0.30%, 05/15/35(a)(b)(c)	6	6,154
CWHEQ Revolving Home Equity Loan Trust
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.18%), 0.29%, 05/15/36(a)	1,786	1,738,008
Series 2006-G, Class 2A, (1 mo. LIBOR US + 0.15%), 0.26%, 10/15/36(a)	237	224,365

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.40%, 10/20/30(a)(b)	USD	1,000	$1,001,141
Dorchester Park CLO DAC
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.45%), 1.67%, 04/20/28(a)(b)		1,500	1,494,149
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.75%), 1.97%, 04/20/28(a)(b)		500	499,318
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 1.34%, 01/15/31(a)(b)		1,250	1,250,048
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 0.00%, 04/20/34(a)(b)		1,620	1,620,000
Dryden 49 Senior Loan Fund
Series 2017-49A, Class A, (3 mo. LIBOR US + 1.21%), 1.43%, 07/18/30(a)(b)		1,000	1,000,143
Series 2017-49A, Class AR, 0.00%, 07/18/30(a)(b)		1,000	1,000,000
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.36%, 01/15/31(a)(b)		2,000	2,000,062
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/31(a)(b)		250	250,001
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.14%, 10/15/27(a)(b)		190	190,454
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 1.39%, 08/15/30(a)(b)		1,247	1,246,112
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.69%, 10/15/30(a)(b)		250	250,198
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)(b)		1,648	1,712,892
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(b)		410	405,835
Series 2021-A, Class B, 3.50%, 11/25/50(b)		1,200	1,159,919
Elevation CLO Ltd., Series 2017-7A, Class A, (3 mo. LIBOR US + 1.22%), 1.46%, 07/15/30(a)(b)		500	500,026
Elmwood CLO II Ltd.
Series 2019-2A, Class A, (3 mo. LIBOR US + 1.45%), 1.67%, 04/20/31(a)(b)		250	250,041
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 0.00%, 04/20/34(a)(b)		2,250	2,250,000
Elmwood CLO III Ltd., Series 2019-3A, Class A1, (3 mo. LIBOR US + 1.37%), 1.61%, 10/15/32(a)(b)		250	250,360
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.48%, 04/15/33(a)(b)(c)		500	500,900
FBR Securitization Trust, Series 2005-5, Class M2, (1 mo. LIBOR US + 0.71%), 0.81%, 11/25/35(a)		3,000	2,942,995
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.34%), 1.58%, 07/15/30(a)(b)		250	250,062

Security		Par (000)	Value

Asset-Backed Securities (continued)
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 0.25%, 12/25/36(a)	USD	558	$325,366
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.15%), 0.26%, 12/25/36(a)		2,410	2,255,650
Flatiron CLO 19 Ltd., Series 2019-1A, Class A, (3 mo. LIBOR US + 1.32%), 1.51%, 11/16/32(a)(b)		500	501,786
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.28%), 0.39%, 02/25/37(a)		2,274	1,860,577
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3 mo. LIBOR US + 0.95%), 1.14%, 07/24/30(a)(b)		500	500,000
Galaxy XXIX CLO Ltd., Series 2018-29A, Class C, (3 mo. LIBOR US + 1.68%), 1.87%, 11/15/26(a)(b)		2,150	2,126,911
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3 mo. LIBOR US + 1.02%), 1.21%, 05/16/31(a)(b)		2,000	1,996,007
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.50%), 0.61%, 12/25/35(a)		9	8,495
GMACM Home Equity Loan Trust, Series 2006- HE1, Class A, (1 mo. LIBOR US + 0.32%), 0.42%, 11/25/36(a)		78	108,671
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class AJ, (3 mo. LIBOR US + 1.30%), 1.52%, 04/20/30(a)(b)		850	851,252
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.11%), 1.32%, 10/29/29(a)(b)		500	500,517
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.87%, 10/29/29(a)(b)		750	717,734
GoldenTree Loan Opportunities XI Ltd.,
Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 1.29%, 01/18/31(a)(b)		500	500,351
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. LIBOR US + 1.29%), 1.51%, 04/15/33(a)(b)		500	500,953
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 0.81%, 12/25/35(a)		283	122,897
Series 2006-4, Class 1A1, 2.99%, 03/25/36(a)		967	783,473
Series 2007-2, Class AF3, 5.92%, 03/25/37(a)		27	7,234
GSAMP Trust Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.20%), 0.31%, 01/25/47(a)		13	8,369
Series 2007-HS1, Class M5, (1 mo. LIBOR US + 2.25%), 2.36%, 02/25/47(a)		3,566	3,740,472
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 2.25%), 2.36%, 02/25/47(a)		3,000	2,990,991
Halcyon Loan Advisors Funding Ltd. Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.70%), 1.92%, 10/22/25(a)(b)		1,600	1,602,423
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.30%, 07/25/27(a)(b)		92	91,679
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 5.37%, 07/18/31(a)(b)		1,120	1,047,669

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1 mo. LIBOR US + 2.03%), 2.13%, 07/25/34(a)	USD	24	$24,272
HPS Loan Management Ltd.
Series 10A-16, Class A1R, (3 mo. LIBOR US + 1.14%), 1.36%, 01/20/28(a)(b)		4,963	4,966,092
Series 10A-16, Class C, (3 mo. LIBOR US + 3.65%), 3.87%, 01/20/28(a)(b)		500	495,278
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.20%, 02/05/31(a)(b)		745	745,501
ICG U.S. CLO Ltd.
Series 2014-3A, Class A1RR, (3 mo. LIBOR US + 1.03%), 1.25%, 04/25/31(a)(b)		249	248,424
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.14%), 1.36%, 10/19/28(a)(b)		1,123	1,123,599
Invitation Homes Trust, Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.00%), 2.11%, 07/17/37(a)(b)		1,517	1,516,572
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.58%, 04/15/33(a)(b)		1,750	1,753,064
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.80%), 0.91%, 07/25/36(a)		3,498	3,403,730
Kayne CLO 8 Ltd., Series 2020-8A, Class A1, (3 mo. LIBOR US + 1.70%), 1.94%, 07/15/31(a)(b)		250	250,915
Kayne CLO II Ltd., Series 2018-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.23%, 10/15/31(a)(b)(c)		1,250	1,250,000
KKR CLO 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 1.28%, 04/15/34(a)(b)		500	500,000
KKR CLO 23 Ltd., Series 23, Class E, (3 mo. LIBOR US + 6.00%), 6.22%, 10/20/31(a)(b)		500	473,195
KVK CLO Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.93%), 1.11%, 05/20/29(a)(b)		373	372,792
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.29%, 01/20/31(a)(b)		2,000	2,000,136
LCM XVIII LP, Series 18A, Class A1R, (3 mo. LIBOR US + 1.02%), 1.24%, 04/20/31(a)(b)		250	250,161
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.88%), 1.10%, 04/20/28(a)(b)		437	436,657
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(b)(c)		2,457	2,464,777
Series 2019-SL2, Class B, 0.00%, 02/25/59(b)(c) .		581	87,164
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(b)(c)		600	597,900
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33 ..		777	696,238
Lending Funding Trust, Series 2020-2A, Class A, 2.32%, 04/21/31(b)		4,680	4,675,854
Lendmark Funding Trust
Series 2018-2A, Class A, 4.23%, 04/20/27(b)		3,000	3,058,398
Series 2019-2A, Class A, 2.78%, 04/20/28(b)		3,720	3,822,858
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.13%), 1.24%, 05/15/28(a)(b)		1,149	1,149,151
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(b)		1,252	1,268,881
Series 2021-1GS, Class A, 2.29%, 01/20/48(b)		3,762	3,762,560
Series 2021-2GS, Class A, 2.22%, 03/20/48(b)		4,760	4,753,543

Security		Par (000)	Value

Asset-Backed Securities (continued)
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.36%), 0.47%, 03/25/46(a)	USD	879	$744,352
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 0.41%, 06/25/36(a)		3,694	2,260,568
Series 2006-7, Class 1A, (1 mo. LIBOR US + 0.16%), 0.26%, 08/25/36(a)		4,645	2,960,956
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.27%, 08/25/36(a)		6,663	3,578,681
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.35%, 08/25/36(a)		1,538	835,694
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.27%, 10/25/36(a)		2,257	989,188
Series 2006-WL3, Class 2A4, (1 mo. LIBOR US + 0.60%), 0.71%, 01/25/36(a)		4,391	3,995,337
Madison Park Funding X Ltd.
Series 2012-10A, Class AR3, (3 mo. LIBOR US + 1.01%), 1.21%, 01/20/29(a)(b)		2,770	2,770,269
Series 2012-10A, Class CR3, (3 mo. LIBOR US + 2.10%), 2.30%, 01/20/29(a)(b)		1,000	998,297
Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.62%, 01/20/29(a)(b)		500	488,192
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.01%, 07/23/29(a)(b)		2,155	2,155,000
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.95%), 1.17%, 04/19/30(a)(b)		940	939,557
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.92%), 1.14%, 01/22/28(a)(b)		330	330,060
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 3.66%, 01/27/26(a)(b)		1,000	1,000,458
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.19%), 1.41%, 10/21/30(a)(b)		1,750	1,750,876
Madison Park Funding XXIII Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.21%), 1.42%, 07/27/30(a)(b)		1,000	1,000,251
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3 mo. LIBOR US + 1.20%), 1.41%, 07/29/30(a)(b)		2,500	2,499,499
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 5.19%, 04/15/29(a)(b)		1,000	951,360
Series 2018-30X, Class E, (3 mo. LIBOR US + 4.95%), 5.19%, 04/15/29(a)		250	237,840
Mariner CLO LLC, Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.21%, 07/23/29(a)(b)		250	249,960
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 07/20/32(b)		5,000	5,111,668
Series 2021-AA, Class A, 1.86%, 03/20/36(b)		700	697,480
Series 2021-AA, Class B, 2.33%, 03/20/36(b)		1,620	1,610,906
Series 2021-AA, Class C, 2.96%, 03/20/36(b)		2,850	2,829,800
MASTR Asset-Backed Securities Trust
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.52%), 0.63%, 06/25/36(a)(b)		350	326,274
Series 2006-WMC2, Class A4, (1 mo. LIBOR US + 0.30%), 0.41%, 04/25/36(a)		3,838	1,379,006

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.28%), 0.39%, 05/25/37(a)	USD	83	$74,170
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.26%), 0.37%, 06/25/46(a)(b)		24	23,202
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 03/20/26(b)		4,130	4,130,624
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(d)		1,149	988,706
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.24%), 0.35%, 05/25/37(a)		2,153	1,624,199
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.37%, 08/25/37(a)		1,721	1,388,274
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.97%), 1.19%, 04/21/31(a)(b)		1,230	1,227,140
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(b)		1,662	1,804,043
Series 2019-2GS, Class A, 3.69%, 07/20/43(b)		2,786	2,938,955
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A2D, (1 mo. LIBOR US + 0.22%), 0.33%, 11/25/36(a)		6,209	3,986,048
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(b)		1,715	1,864,344
Series 2019-1A, Class A, 4.37%, 12/21/43(b)		2,754	3,010,724
Series 2019-2A, Class A, 2.88%, 09/20/40(b)		394	411,279
Series 2020-2A, Class B, 2.21%, 08/20/46(b)		2,496	2,486,640
Series 2021-1A, Class B, 2.05%, 12/20/46(b)		660	650,294
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 1.82%, 07/20/24(a)(b)		41	40,831
MP CLO VII Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 1.30%, 10/18/28(a)(b)		1,143	1,142,817
Navient Private Education Loan Trust, Series 2020-IA, Class B, 2.95%, 04/15/69(b)		1,880	1,894,824
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(b)		1,739	1,856,947
Series 2019-D, Class A2A, 3.01%, 12/15/59(b)		4,874	5,097,238
Series 2020-CA, Class A2B, (1 mo. LIBOR US + 1.60%), 1.71%, 11/15/68(a)(b)		4,100	4,233,072
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(b)(c)		2,572	2,717,894
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.80%), 1.04%, 01/15/28(a)(b)		446	445,541
Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.40%), 2.64%, 01/15/28(a)(b)		1,000	989,722
Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 5.24%, 01/15/28(a)(b)		750	747,445
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.39%, 10/18/30(a)(b)		1,050	1,050,297
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3 mo. LIBOR US + 1.40%), 1.62%, 10/19/31(a)(b)		250	250,152
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.40%), 0.51%, 10/25/36(a)(b)		407	446,641

Security		Par (000)	Value

Asset-Backed Securities (continued)
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1 mo. LIBOR US + 0.24%), 0.35%, 11/25/36(a)	USD	4,486	$1,968,439
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A2, 5.26%, 01/15/19(a)		34	22,974
Series 2002-A, Class M1, 7.76%, 03/15/32(a)		2,139	2,108,331
Series 2002-C, Class M1, 6.89%, 11/15/32(a)		2,479	2,218,353
OCP CLO Ltd.
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.12%), 1.34%, 10/18/28(a)(b)		2,700	2,699,948
Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.22%, 10/18/28(a)(b)		1,000	993,199
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 1.50%, 07/15/30(a)(b)		1,250	1,250,216
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 1.18%, 04/16/31(a)(b)		3,000	2,999,390
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.18%), 1.40%, 01/24/33(a)(b)		250	249,612
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.20%), 6.42%, 03/17/30(a)(b)		540	513,067
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.18%), 1.42%, 07/15/29(a)(b)		250	250,065
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.19%), 1.41%, 01/20/31(a)(b)		500	500,157
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.21%, 04/15/31(a)(b)		250	249,663
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.22%, 01/25/31(a)(b)		750	748,989
Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 1.32%, 01/25/31(a)(b)		500	497,892
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 2.09%, 07/15/27(a)(b)		1,000	998,953
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 1.67%, 04/18/33(a)(b)		300	300,108
OHA Credit Funding 7 Ltd., Series 2020-7A, Class A, (3 mo. LIBOR US + 1.25%), 1.48%, 10/19/32(a)(b)		250	250,294
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 7.37%, 01/21/30(a)(b)		1,000	1,000,265
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 1.22%, 05/23/31(a)(b)		770	767,247
OneMain Financial Issuance Trust
Series 2019-1A, Class B, 3.79%, 02/14/31(b)		2,000	2,050,729
Series 2019-2A, Class A, 3.14%, 10/14/36(b)		4,770	5,070,075
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(d)		4,053	3,991,832
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(d)		3,358	3,323,946

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1 mo. LIBOR US + 1.20%), 1.31%, 10/15/37(a)(b)(c)	USD	2,663	$2,619,027
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 2.92%, 01/22/29(a)(b)		1,070	1,069,962
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.25%), 1.47%, 10/22/30(a)(b)		491	490,378
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.70%), 1.92%, 10/22/30(a)(b)		500	500,795
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.20%), 2.42%, 10/17/29(a)(b)		500	499,001
OZLM XIV Ltd.
Series 2015-14A, Class A1AR, (3 mo. LIBOR US + 1.16%), 1.40%, 01/15/29(a)(b)		1,500	1,500,234
Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.70%), 1.94%, 01/15/29(a)(b)		4,000	3,982,747
Series 2015-14A, Class B1R, (3 mo. LIBOR US + 2.10%), 2.34%, 01/15/29(a)(b)		1,500	1,497,586
Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 3.24%, 01/15/29(a)(b)		1,000	974,907
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.80%), 6.02%, 04/20/31(a)(b)		1,000	904,509
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.35%, 01/17/31(a)(b)		1,000	1,000,045
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.65%), 2.87%, 01/17/31		400	393,068
Series 2015-1A, Class A1R3, (3 mo. LIBOR US + 1.00%), 1.24%, 05/21/29(a)(b)		660	660,245
Series 2015-1A, Class A2R3, (3 mo. LIBOR US + 1.40%), 1.64%, 05/21/29(a)(b)		260	260,175
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.97%, 07/20/30(a)(b)		750	738,883
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 5.97%, 07/20/30(a)(b)		500	500,538
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.83%, 07/16/31(a)(b)		500	483,034
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1, (3 mo. LIBOR US + 0.90%), 1.09%, 11/15/26(a)(b)		112	112,522
Series 2018-4A, Class B, (3 mo. LIBOR US + 1.90%), 2.09%, 11/15/26(a)(b)		1,000	1,000,568
Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.40%), 1.62%, 01/20/27(a)(b)		250	250,114
Parallel Ltd.
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.85%), 1.07%, 07/20/27(a)(b)		455	455,230
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.75%), 1.97%, 07/20/27(a)(b)		1,000	971,672
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.38%, 08/23/31(a)(b)		350	350,100
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.03%, 08/23/31(a)(b)		1,500	1,384,419
Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 7.01%, 02/14/34(a)(b)		900	868,504
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.40%, 07/24/31(a)(b)		500	500,203

Security		Par (000)	Value

Asset-Backed Securities (continued)
Pikes Peak Clo 2, Series 2018-2A, Class A, (3 mo. LIBOR US + 1.29%), 1.51%, 01/18/32(a)(b)	USD	250	$250,099
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1 mo. LIBOR US + 0.54%), 0.65%, 05/25/36(a)		6,824	6,533,917
Progress Residential Trust
Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		1,431	1,439,569
Series 2018-SFR3, Class E, 4.87%, 10/17/35(b)		5,000	5,071,616
Series 2018-SFR3, Class F, 5.37%, 10/17/35(b)		2,250	2,274,763
Series 2019-SFR3, Class E, 3.37%, 09/17/36(b)		3,000	3,046,369
Series 2019-SFR3, Class F, 3.87%, 09/17/36(b) .		1,000	1,017,824
Series 2019-SFR4, Class E, 3.44%, 10/17/36(b)		3,000	3,039,723
Series 2019-SFR4, Class F, 3.68%, 10/17/36(b)		2,500	2,541,168
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.22%, 02/20/30(a)(b)		1,135	1,135,795
Regatta VI Funding Ltd.
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.08%), 1.30%, 07/20/28(a)(b)		268	268,109
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.70%), 2.92%, 07/20/28(a)(b)		250	249,967
Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 5.22%, 07/20/28(a)(b)		500	489,727
Regional Management Issuance Trust
Series 2019-1, Class A, 3.05%, 11/15/28(b)		3,960	4,026,779
Series 2020-1, Class A, 2.34%, 10/15/30(b)		720	727,108
Series 2020-1, Class B, 3.23%, 10/15/30(b)		320	325,547
Renaissance Home Equity Loan Trust,
Series 2005-3, Class AF4, 5.14%, 11/25/35(d)		2,020	2,182,740
Republic FInance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(b)		4,050	4,107,923
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3 mo. LIBOR US + 1.06%), 1.25%, 01/18/34(a)(b)		1,100	1,098,905
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.03%), 1.27%, 04/15/29(a)(b)		1,500	1,499,008
Series 2017-1A, Class AR2, (3 mo. LIBOR US + 1.10%), 0.00%, 04/20/34(a)(b)		1,500	1,500,000
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.89%, 04/15/29(a)(b)		1,000	988,487
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 04/15/29(a)(b)		2,350	2,207,856
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.74%, 10/15/29(a)(b)		1,250	1,231,114
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.90%), 2.14%, 10/15/29(a)(b)		1,000	987,953
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.09%, 10/15/29(a)(b)		1,000	991,634
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 6.49%, 10/15/29(a)(b)		1,000	990,698
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.41%, 10/20/30(a)(b)		2,144	2,144,537
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 10/20/30(a)(b)		2,250	2,120,573
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.28%, 05/20/31(a)(b)		750	750,369
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.00%), 6.22%, 10/20/31(a)(b)		1,000	951,350
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 1.39%, 07/25/31(a)(b)		250	250,000

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.25%, 04/20/31(a)(b)	USD 1,237	$1,235,766
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.33%, 01/15/30(a)(b)	2,250	2,252,508
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A, 0.62%, 05/15/23	5,729	5,732,385
Seneca Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.50%), 3.72%, 07/17/26(a)(b)	250	250,100
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(b)	2,118	2,237,022
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 1.36%, 07/15/30(a)(b)	995	994,063
Signal Peak CLO 1 Ltd., Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.17%), 1.39%, 01/17/29(a)(b)	5,000	5,000,927
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 1.33%, 04/25/31(a)(b)	300	300,015
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 1.49%, 04/20/33(a)(b)	500	501,125
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.24%), 1.46%, 07/20/30(a)(b)	1,500	1,500,280
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3 mo. LIBOR US + 0.31%), 0.49%, 12/15/38(a)	2,008	1,978,956
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 0.51%, 06/15/39(a)	1,448	1,418,535
Series 2005-B, Class B, (3 mo. LIBOR US + 0.40%), 0.58%, 06/15/39(a)	1,117	1,108,512
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.20%), 0.38%, 12/15/39(a)	2,522	2,471,875
SLM Private Education Loan Trust
Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.86%, 10/15/41(a)(b)	3,490	3,781,551
Series 2014-A, Class B, 3.50%, 11/15/44(b)	2,405	2,426,819
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(b)	2,365	2,459,290
Series 2016-B, Class A2A, 2.43%, 02/17/32(b)	2,252	2,305,358
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 1.01%, 09/15/34(a)(b)	2,889	2,903,493
Series 2017-B, Class A2A, 2.82%, 10/15/35(b)	1,431	1,483,849
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.75%), 0.86%, 10/15/35(a)(b)	2,350	2,358,283
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.80%), 0.91%, 02/15/36(a)(b)	4,312	4,312,289
Series 2019-B, Class A2A, 2.84%, 06/15/37(b)	4,884	5,083,105
Series 2021-A, Class B, 2.31%, 01/15/53(b)	1,120	1,088,694
Series 2021-A, Class C, 2.99%, 01/15/53(b)	2,760	2,711,349
Series 2021-A, Class D1, 3.86%, 01/15/53(b)	1,480	1,455,189
Series 2021-A, Class D2, 3.86%, 01/15/53(b)	800	789,063
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(b)	1,098	1,129,947
SoFi RR Funding IV Trust, Series 2021-1, Class A, 2.98%, 12/31/25(b)(c)(d)	4,024	4,024,231
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.07%), 1.29%, 01/26/31(a)(b)	250	250,066

Security	Par (000)	Value

Asset-Backed Securities (continued)
Sound Point CLO XV Ltd.
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.37%, 01/23/29(a)(b)	USD 3,925	$3,926,057
Series 2017-1A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.09%, 01/23/29(a)(b)	4,175	4,175,000
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 1.54%, 01/25/32(a)(b)	1,000	1,000,951
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.80%), 0.90%, 01/25/35(a)	117	113,026
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 09/25/37(b)	2,967	2,989,960
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.49%, 10/15/30(a)(b)	250	249,317
Stratus CLO Ltd., Series 2020-2A, Class A, (3 mo. LIBOR US + 1.30%), 1.57%, 10/15/28(a)(b)	500	500,234
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC2, Class A1, (1 mo. LIBOR US + 0.16%), 0.26%, 09/25/36(a)	2,393	1,872,246
Series 2007-GEL1, Class A3, (1 mo. LIBOR US + 0.60%), 0.41%, 01/25/37(a)(b)	1,600	1,212,736
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(b)	2,145	2,288,399
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 1.18%, 04/16/31(a)(b)	500	498,955
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 1.39%, 10/15/31(a)(b)	300	300,098
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.88%), 1.12%, 04/15/28(a)(b)	884	882,798
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3 mo. LIBOR US + 1.08%), 1.19%, 04/20/33(a)(b)(c)	689	689,000
TCI-Flatiron CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.20%), 1.39%, 11/18/30(a)(b)	1,000	999,212
Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.96%), 0.00%, 04/20/34(a)(b)	1,000	1,000,000
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/28(a)(b)	1,590	1,590,483
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.26%, 01/15/34(a)(b)	4,250	4,233,589
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.64%, 01/15/34(a)(b)	320	319,259
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.29%, 04/15/33(a)(b)	600	602,721
TICP CLO XII Ltd., Series 2018-12A, Class A, (3 mo. LIBOR US + 1.11%), 1.35%, 01/15/31(a)(b)	250	250,209
TICP CLO XIV Ltd., Series 2019-14A, Class A1A, (3 mo. LIBOR US + 1.34%), 1.56%, 10/20/32(a)(b)	400	400,475

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 1.50%, 04/20/33(a)(b)	USD 750	$752,061
Towd Point Mortgage Trust
Series 2019-HY2, Class A1, (1 mo. LIBOR US + 1.00%), 1.11%, 05/25/58(a)(b)	2,482	2,503,160
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(a)(b)	5,000	5,075,379
TRESTLES CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.19%, 04/25/32(a)(b)	650	650,000
Tricon American Homes Trust
Series 2017-SFR1, Class F, 5.15%, 09/17/34(b)	4,781	4,865,513
Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)	2,000	2,081,699
Series 2019-SFR1, Class E, 3.40%, 03/17/38(b)	2,000	2,031,766
Upstart Pass-Through Trust, Series 2021-ST3, Class A, 2.00%, 05/20/27(b)	5,000	5,000,000
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 1.52%, 04/15/33(a)(b)	340	340,637
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.27%), 1.49%, 09/15/30(a)(b)	1,000	999,156
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.97%), 1.19%, 04/25/31(a)(b)	1,000	999,654
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 1.37%, 10/18/31(a)(b)	498	498,366
Series 2014-3A, Class A1R, (3 mo. LIBOR US + 0.72%), 0.94%, 07/25/26(a)(b)	110	110,313
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.97%), 1.19%, 07/23/27(a)(b)	930	929,205
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 1.24%, 04/20/34(a)(b)(c)	1,000	1,000,000
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.37%, 10/15/30(a)(b)	1,000	1,000,435
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.00%), 1.24%, 07/15/31(a)(b)	250	250,000
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1 mo. LIBOR US + 0.16%), 0.26%, 08/25/36(a)	10,822	10,241,475
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.18%), 0.29%, 09/25/36(a)	246	109,901
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.16%), 0.26%, 10/25/36(a)	1,722	1,480,451
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.15%), 1.37%, 01/17/31(a)(b)	1,525	1,525,604
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)	500	499,831
York CLO-2 Ltd.
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.37%, 01/22/31(a)(b)	1,220	1,220,568
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 5.87%, 01/22/31(a)(b)	1,000	938,946
York CLO-3 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.25%), 1.47%, 10/20/29(a)(b)	1,000	1,000,220

Total Asset-Backed Securities — 46.6% (Cost: $723,010,652)		718,237,942

Security	Par (000)	Value

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00%(c)(e)(f)(g)	USD 500	$—
0.00%(c)(e)(f)(g)	250	—

		—

Insurance — 0.0%
Ambac Assurance Corp., 5.10%(b)(g)	58	79,108
Ambac LSNI LLC, (3 mo. LIBOR US + 5.00%), 6.00%, 02/12/23(a)(b)	209	209,976

		289,084

Total Corporate Bonds — 0.0% (Cost: $284,657)		289,084

Floating Rate Loan Interests(a)

Distributors — 0.2%
Amazon Logistics, Term Loan, (1 mo. LIBOR US + 2.95%, 0.25% Floor), 3.20%, 10/09/23	3,413	3,413,263

Diversified Financial Services — 0.3%
RNTR-1 LLC (AKA Seer Sylvan), Initial Term Loan, (1 mo. LIBOR US + 2.38%, 0.25% Floor), 2.63%, 12/20/21(c)	3,691	3,681,635

Thrifts & Mortgage Finance — 0.1%
Caliber Home Loans, Inc.
Term Loan, (1 mo. LIBOR US + 3.25%, 0.00% Floor), 3.12%, 04/24/21(c)	1,200	1,196,400
Term Loan, (1 mo. LIBOR US + 3.25%, 0.00% Floor), 3.37%, 04/24/21(c)	807	804,851

		2,001,251

Total Floating Rate Loan Interests — 0.6% (Cost: $9,110,986)		9,096,149

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 8.6%
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.21%), 0.32%, 10/25/46(a)	113	76,560
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.92%), 1.18%, 11/25/46(a)	1,021	451,932
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.70%), 0.96%, 02/25/47(a)	37	21,212
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.63%, 03/25/49(a)(b)	1,776	1,808,935
APS Resecuritization Trust
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.85%), 2.96%, 09/27/46(a)(b)	331	331,643
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.60%), 2.71%, 04/27/47(a)(b)	50	50,091
ARI Investments LLC, Series 2017-1, Class A, 4.61%, 01/06/25(c)	541	537,364
Banc of America Alternative Loan Trust, Series 2006-4, Class 3CB1, (1 mo. LIBOR US + 0.80%), 0.91%, 05/25/46(a)	746	585,352
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(b) .	336	90,243
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(b)	417	401,340

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37	USD 1,610	$1,573,012
BCAP LLC Trust, Series 2011-RR4, Class 3A6, 3.30%, 07/26/36(a)(b)	2,062	2,070,287
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(d)	202	172,207
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.28%), 0.39%, 08/25/36(a)	949	936,079
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.17%), 0.28%, 03/25/37(a)	275	258,464
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.21%), 0.32%, 06/25/37(a)	26	24,881
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	10,400	6,634,883
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37	2,669	2,412,495
Series 2008-2, Class 1A1, 6.50%, 06/25/38	399	351,627
Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(b)	3,051	3,202,770
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A5, 6.00%, 03/25/37	2,557	2,584,575
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.35%), 0.46%, 06/25/35(a)	1,319	1,099,336
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.64%), 0.75%, 11/20/35(a)	621	575,548
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.60%), 0.71%, 01/25/36(a)	452	430,558
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.00%), 1.26%, 02/25/36(a)	584	552,592
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	840	599,261
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.23%), 0.34%, 11/25/36(a)	160	149,956
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.50%), 0.61%, 07/25/46(a)	2,144	1,993,612
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	1,365	903,514
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	204	133,688
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.84%), 1.10%, 03/25/47(a)	262	230,091
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.40%), 1.51%, 08/25/35(a)	1,181	979,730
Series 2007-15, Class 2A2, 6.50%, 09/25/37	731	428,259
Series 2007-HYB1, Class 3A1, 3.04%, 03/25/37(a)	2,610	2,445,194
Credit Suisse Commercial Mortgage Trust
Series 2007-5, Class 1A11, 7.00%, 08/25/37(a)	2,125	1,684,567
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.12%), 0.24%, 08/27/36(a)(b)	130	120,852
Series 2019-JR1, Class A1, 4.10%, 09/27/66(a)(b)	2,472	2,483,175
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(b)	3,299	3,300,000
Credit Suisse Mortgage Capital Certificates Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)	39	21,125

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.48%, 08/26/58(a)(b)	USD 3,431	$3,431,923
Deephaven Residential Mortgage Trust, Series 2021-1, Class M1, 2.09%, 05/25/65(a)(b)	1,620	1,613,790
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(a)	22	21,783
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.00%), 2.26%, 03/25/36(a)	27	26,332
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(b)	1,569	1,577,793
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.35%), 0.46%, 03/25/35(a)(b)	73	68,068
Series 2005-RP3, Class 2A1, 3.60%, 09/25/35(a)(b)	4,343	4,250,202
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.35%), 0.46%, 01/25/36(a)(b)	59	48,673
Series 2006-RP2, Class 2A1, 3.83%, 04/25/36(a)(b)	3,051	2,965,527
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 2.36%, 04/25/36(a)	2,193	1,762,145
IndyMac Index Mortgage Loan Trust
Series 2007-AR19, Class 3A1, 3.13%, 09/25/37(a)	292	206,487
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.24%), 0.35%, 08/25/37(a)	4,126	3,832,420
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(d)	4,276	3,997,940
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 2.91%, 07/25/35(a)	433	444,938
Series 2020-5, Class B3, 3.71%, 12/25/50(a)(b)	3,945	4,010,923
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.15%), 1.26%, 12/25/37(a)	42	42,856
LHOME Mortgage Trust, Series 2019-RTL2, Class A1, 3.84%, 03/25/24(b)	6,000	6,040,715
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, (1 mo. LIBOR US + 1.50%), 1.62%, 04/01/24(a)(b)	3,333	3,318,262
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.27%, 05/25/36(a)(b)	1,463	1,325,356
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(b)	1,216	1,101,040
MCM Trust
Series 2018-NPL1, Class B, 0.00%, 05/28/58(b)	1,041	556,647
Series 2018-NPL2, Class B, 0.00%, 10/25/28(b)	1,548	838,423
MFA Trust, Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(b)	700	697,569
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.34%), 0.46%, 04/16/36(a)(b)	314	289,342
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(b)	2,406	2,551,952
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, (1 mo. LIBOR US + 0.42%), 0.53%, 06/25/37(a)	779	658,662
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(b)	9,431	9,467,359

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(b)	USD 1,819	$1,863,981
RALI Trust, Series 2006-QO10, Class A1, (1 mo. LIBOR US + 0.16%), 0.43%, 01/25/37(a)	2,735	2,626,656
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.34%), 0.45%, 06/25/35(a)(b)	113	107,844
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.40%), 0.51%, 09/25/35(a)(b)	760	674,409
Starwood Mortgage Residential Trust, Series 2020- INV1, Class M1, 2.50%, 11/25/55(b)	2,688	2,694,293
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.42%), 0.53%, 05/25/46(a)	44	39,475
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.35%), 0.46%, 06/25/35(a)(b)	1,041	926,461
Series 2005-RF5, Class 2A, 3.61%, 07/25/35(a)(b)	3,009	2,996,218
Thornburg Mortgage Securities Trust,
Series 2006-3, Class A1, 2.95%, 06/25/46(a)	1,550	1,343,220
Toorak Mortgage Corp. Ltd., Series 2019-2, Class A1, 3.72%, 09/25/22(d)	5,000	5,071,042
Verus Securitization Trust
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(b)	2,600	2,736,599
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(b)	3,000	2,991,407
Series 2021-R1, Class M1, 2.34%, 10/25/63(b)	3,250	3,262,467
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-4, Class 1A1, 6.00%, 04/25/36	273	272,592
Series 2006-4, Class 3A1, 6.50%, 05/25/36(d)	137	134,106
Series 2006-AR1, Class A1A, (1 mo. LIBOR US + 0.50%), 0.61%, 02/25/36(a)	1,618	1,387,813
Series 2007-HY1, Class A2A, (1 mo. LIBOR US + 0.16%), 0.27%, 02/25/37(a)	786	705,067
Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Francisco + 1.25%), 1.71%, 05/25/47(a)	3,071	2,862,873
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.75%), 1.01%, 06/25/47(a)	659	626,614
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 2.92%, 10/25/36(a)	1,648	1,617,927

		132,795,201

Commercial Mortgage-Backed Securities — 27.6%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(b)	5,000	5,422,009
Series 2017-245P, Class C, 3.66%, 06/05/37(a)(b)	3,000	3,129,676
Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)	1,151	1,101,374
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 0.99%, 09/15/34(a)(b)	5,000	5,001,511
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.23%, 09/15/34(a)(b)	1,705	1,683,595
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(b)	13,687	13,710,681
AOA Mortgage Trust, Series 2015-1177, Class D, 3.01%, 12/13/29(a)(b)	1,849	1,845,785

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.10%), 2.21%, 04/15/35(a)(b)	USD 644	$631,955
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1 mo. LIBOR US + 1.05%), 1.16%, 09/15/32(a)(b)	2,000	1,998,797
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.60%, 04/14/33(a)(b)	1,294	1,326,954
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 1.01%, 11/15/32(a)(b)	2,470	2,411,137
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.11%, 11/15/32(a)(b)	1,090	900,896
Bancorp Commercial Mortgage Trust, Series 2017-CRE2, Class AS, (1 mo. LIBOR US + 1.20%), 1.31%, 08/15/32(a)(b)	3,070	3,069,214
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62	3,000	3,144,475
Series 2020-BN28, Class A4, 1.84%, 03/15/63	4,200	4,009,196
Series 2021-BN32, Class A5, 2.64%, 04/15/54	3,260	3,320,204
Barclays Commercial Mortgage Trust, Series 2019- C3, Class D, 3.00%, 05/15/52(b)	3,014	2,525,958
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1 mo. LIBOR US + 0.41%), 0.51%, 04/25/36(a)(b)	9,566	8,979,412
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.54%), 0.65%, 04/25/36(a)(b)	21	20,321
Series 2006-4A, Class A2, (1 mo. LIBOR US + 0.27%), 0.38%, 12/25/36(a)(b)	2,072	1,947,733
Series 2006-SP2, Class A, (1 mo. LIBOR US + 0.28%), 0.39%, 01/25/37(a)(b)	2,034	1,959,496
Series 2007-1, Class A2, (1 mo. LIBOR US + 0.27%), 0.38%, 03/25/37(a)(b)	9,866	9,255,499
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.38%, 07/25/37(a)(b)	45	43,044
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.45%), 0.56%, 09/25/37(a)(b)	3,594	3,389,997
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.00%), 1.11%, 10/25/37(a)(b)	562	561,379
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.61%, 12/25/37(a)(b)	4,500	4,391,194
BBCMS Mortgage Trust
Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(b)	1,000	852,469
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 0.83%, 03/15/37(a)(b)	5,000	4,949,951
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 1.55%, 03/15/37(a)(b)	1,100	1,072,844
BBCMS Trust
Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)	460	488,721
Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.73%), 1.83%, 12/15/31(a)(b)	269	268,476
Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.11%), 2.22%, 12/15/31(a)(b)	486	485,813
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class B, 4.97%, 02/11/41(a)	430	426,881
Benchmark Mortgage Trust Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(a)(b)	349	363,877

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2019-B15, Class A5, 2.93%, 12/15/72	USD 4,747	$4,959,723
Series 2019-B15, Class B, 3.56%, 12/15/72	1,921	2,017,928
Series 2020-B19, Class A5, 1.85%, 09/15/53	3,300	3,166,055
Series 2020-B21, Class A5, 1.98%, 12/17/53	2,790	2,689,681
Series 2021-B24, Class A5, 2.58%, 03/15/54	3,000	3,037,086
BFLD Trust, Series 2020-EYP, Class E, (1 mo. LIBOR US + 3.70%), 3.81%, 10/15/35(a)(b)	2,000	2,025,003
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.36%, 07/15/35(a)(b)	2,460	2,458,475
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(b) .	1,696	1,816,147
Series 2013-1515, Class C, 3.45%, 03/10/33(b)	250	262,183
BX Commercial Mortgage Trust
Series 2018-BIOA, Class A, (1 mo. LIBOR US + 0.67%), 0.78%, 03/15/37(a)(b)	2,500	2,500,735
Series 2018-BIOA, Class B, (1 mo. LIBOR US + 0.87%), 0.98%, 03/15/37(a)(b)	2,500	2,499,951
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.06%, 03/15/37(a)(b)	2,000	1,999,978
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.11%, 11/15/35(a)(b)	700	700,214
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.03%, 10/15/36(a)(b)	2,958	2,959,764
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 1.56%, 10/15/36(a)(b)	2,822	2,821,533
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.41%, 10/15/36(a)(b)	4,703	4,699,337
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.76%, 10/15/36(a)(b)	7,101	7,096,413
Series 2020-BXLP, Class A, (1 mo. LIBOR US + 0.80%), 0.91%, 12/15/36(a)(b)	4,990	4,991,718
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.11%, 12/15/36(a)(b)	2,218	2,214,838
Series 2020-FOX, Class E, (1 mo. LIBOR US + 3.60%), 3.71%, 11/15/32(a)(b)	2,000	2,005,634
Series 2020-VIV2, Class C, 3.54%, 03/09/44(a)(b)	2,204	2,234,537
Series 2020-VKNG, Class F, (1 mo. LIBOR US + 2.75%), 2.86%, 10/15/37(a)(b)	2,000	1,999,997
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 1.06%, 02/15/33(a)(b)(c)	1,269	1,269,000
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.30%, 02/15/33(a)(b)(c)	744	744,000
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.40%, 02/15/33(a)(b)(c)	491	491,000
BX Trust
Series 2019-CALM, Class E, (1 mo. LIBOR US + 2.00%), 2.11%, 11/15/32(a)(b)	3,000	2,992,510
Series 2019-OC11, Class A, 3.20%, 12/09/41(b) .	3,757	3,925,695
BXP Trust, Series 2017-GM, Class B, 3.43%, 06/13/39(a)(b)	265	283,012
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.75%), 1.86%, 12/15/37(a)(b)	1,000	1,000,299
Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.26%, 12/15/37(a)(b)	1,219	1,219,079
CD Mortgage Trust, Series 2016-CD1, Class A3, 2.46%, 08/10/49	5,000	5,164,559
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class C, 4.86%, 05/10/58(a)	130	135,643
Series 2018-TAN, Class A, 4.24%, 02/15/33(b)	1,000	1,043,819

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust
Series 2018-TAN, Class B, 4.69%, 02/15/33(b)	USD 1,081	$1,124,097
Series 2018-TAN, Class C, 5.30%, 02/15/33(b)	1,050	1,096,404
CFK Trust
Series 2019-FAX, Class D, 4.64%, 01/15/39(a)(b)	2,500	2,706,314
Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(b).	2,500	2,571,516
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.93%), 1.04%, 11/15/36(a)(b)	230	230,069
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.52%, 05/10/35(a)(b)	100	102,086
Series 2015-GC27, Class C, 4.42%, 02/10/48(a)	491	519,898
Series 2016-P3, Class A4, 3.33%, 04/15/49	2,635	2,838,340
Series 2016-P3, Class D, 2.80%, 04/15/49(a)(b)	259	179,182
Series 2017-P7, Class A4, 3.71%, 04/14/50	6,000	6,606,468
Series 2019-PRM, Class E, 4.73%, 05/10/36(a)(b)	3,000	3,086,359
Series 2019-SMRT, Class A, 4.15%, 01/10/36(b) .	2,000	2,158,274
Series 2019-SMRT, Class D, 4.75%, 01/10/36(a)(b)	3,000	3,208,883
Series 2019-SST2, Class A, (1 mo. LIBOR US + 0.92%), 1.03%, 12/15/36(a)(b)	3,040	3,040,957
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	452	463,667
Cold Storage Trust
Series 2020-ICE5, Class A, (1 mo. LIBOR US + 0.90%), 1.01%, 11/15/37(a)(b)	4,915	4,921,633
Series 2020-ICE5, Class E, (1 mo. LIBOR US + 2.77%), 2.87%, 11/15/37(a)(b)	1,966	1,969,134
Commercial Mortgage Trust
Series 2013-GAM, Class A2, 3.37%, 02/10/28(b).	937	929,835
Series 2013-GAM, Class B, 3.43%, 02/10/28(a)(b)	1,500	1,426,301
Series 2013-WWP, Class D, 3.90%, 03/10/31(b) .	110	116,408
Series 2014-CR15, Class A2, 2.93%, 02/10/47	1,604	1,592,906
Series 2015-CR22, Class A2, 2.86%, 03/10/48	1,082	1,081,660
Series 2015-CR23, Class A4, 3.50%, 05/10/48(c)	2,000	2,169,062
Series 2015-CR26, Class A4, 3.63%, 10/10/48	3,535	3,865,093
Series 2015-LC19, Class D, 2.87%, 02/10/48(b) .	87	83,798
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(b)	500	480,929
Series 2021-LBA, Class A, (1 mo. LIBOR US + 0.69%), 0.84%, 03/15/38(a)(b)	5,210	5,201,832
Credit Suisse Commercial Mortgage Trust
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.95%), 1.06%, 12/15/30(a)(b)	240	238,360
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 4.97%, 10/15/37(a)(b)	2,000	2,032,085
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1 mo. LIBOR US + 0.98%), 1.09%, 05/15/36(a)(b)	4,760	4,764,427
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 1.34%, 05/15/36(a)(b)	4,810	4,813,013
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.26%, 05/15/36(a)(b)	850	851,293
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class C, 4.95%, 01/15/49(a)	10	10,426
Series 2018-C14, Class A4, 4.42%, 11/15/51(a)	4,219	4,810,121

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust
Series 2019-C15, Class D, 3.00%, 03/15/52(b)	USD 35	$29,597
Series 2019-C16, Class A3, 3.33%, 06/15/52	2,000	2,135,485
Series 2019-C16, Class C, 4.24%, 06/15/52(a)	1,622	1,635,880
Series 2019-C17, Class D, 2.50%, 09/15/52(b)	809	679,837
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1 mo. LIBOR US + 0.65%), 0.75%, 06/15/33(a)(b)	5,000	4,998,371
Series 2018-BIOD, Class A, (1 mo. LIBOR US + 0.80%), 0.91%, 05/15/35(a)(b)	4,641	4,642,060
Series 2018-BIOD, Class G, (1 mo. LIBOR US + 2.50%), 2.61%, 05/15/35(a)(b)	435	433,138
Series 2019-1735, Class F, 4.20%, 04/10/37(a)(b)	160	129,523
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class A, 3.45%, 10/10/34(b)	2,670	2,846,273
Series 2017-BRBK, Class D, 3.53%, 10/10/34(a)(b)	990	1,028,795
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)	600	604,392
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(b)	2,150	2,345,267
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(b)	2,905	3,029,069
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 0.91%, 02/15/38(a)(b)	2,730	2,730,514
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.90%), 1.01%, 11/21/35(a)(b)	347	346,378
Grace Trust, Series 2020-GRCE, Class F, 2.68%, 12/10/40(a)(b)	2,000	1,710,294
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(a)	4,100	4,620,652
GS Mortgage Securities Corp. Trust, Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.20%), 1.31%, 06/15/38(a)(b)	1,461	1,462,530
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.42%, 07/10/48(a)	410	436,545
Series 2015-GC32, Class D, 3.35%, 07/10/48	53	49,076
Series 2017-GS6, Class A3, 3.43%, 05/10/50	2,000	2,172,438
Series 2019-GSA1, Class A4, 3.05%, 11/10/52	2,587	2,718,888
Series 2019-GSA1, Class C, 3.81%, 11/10/52(a)	5,000	5,125,202
GSCG Trust
Series 2019-600C, Class A, 2.94%, 09/06/34(b)	5,000	5,134,019
Series 2019-600C, Class F, 3.99%, 09/06/34(a)(b)	2,000	1,914,504
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E, 3.44%, 07/10/39(a)(b)	2,000	1,993,389
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.11%, 12/15/48(a)(b)	1,190	1,153,595
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52	1,968	2,076,877
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.73%, 01/15/49(a)	315	344,556
Series 2016-JP2, Class A4, 2.82%, 08/15/49	779	823,806
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(b)	2,371	2,509,009
Series 2017-FL10, Class E, (1 mo. LIBOR US + 3.90%), 4.01%, 06/15/32(a)(b)	330	328,024
Series 2017-JP5, Class D, 4.62%, 03/15/50(a)(b)	1,240	1,211,443

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-PHH, Class A, (1 mo. LIBOR US + 0.91%), 2.41%, 06/15/35(a)(b)	USD 4,845	$4,850,465
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(a)(b)	223	224,464
Series 2019-COR5, Class C, 3.75%, 06/13/52	1,030	1,036,834
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.11%, 07/15/36(a)(b)	1,000	981,719
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 2.88%, 10/15/33(a)(b)	700	702,400
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.80%), 1.91%, 05/15/36(a)(b)	1,159	1,157,537
Ladder Capital Commercial Mortgage Trust
Series 2014-909, Class A, 3.39%, 05/15/31(b)	1,000	999,222
Series 2014-909, Class C, 3.90%, 05/15/31(a)(b)	2,000	1,997,764
Series 2014-909, Class D, 3.90%, 05/15/31(a)(b)	2,000	1,996,954
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.25%), 0.36%, 03/25/37(a)(b)	138	133,226
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 0.81%, 03/15/38(a)(b)	1,980	1,981,193
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.15%, 07/15/50(a)(b)	233	229,016
Series 2015-C25, Class A5, 3.64%, 10/15/48	1,455	1,592,036
Series 2015-C26, Class C, 4.40%, 10/15/48(a)	1,000	1,061,699
Series 2015-C26, Class D, 3.06%, 10/15/48(b)	156	149,637
Series 2016-C32, Class A4, 3.72%, 12/15/49	1,060	1,168,708
Morgan Stanley Capital I Trust
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(b)	500	499,936
Series 2015-MS1, Class A4, 3.78%, 05/15/48(a)	2,000	2,194,386
Series 2017-CLS, Class A, (1 mo. LIBOR US + 0.70%), 0.81%, 11/15/34(a)(b)	4,330	4,331,367
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.60%), 2.71%, 11/15/34(a)(b)	843	841,988
Series 2017-H1, Class B, 4.08%, 06/15/50	2,400	2,590,601
Series 2017-H1, Class C, 4.28%, 06/15/50(a)	829	844,614
Series 2017-H1, Class D, 2.55%, 06/15/50(b)	1,010	820,246
Series 2017-HR2, Class D, 2.73%, 12/15/50(c)	160	136,000
Series 2018-H3, Class C, 4.85%, 07/15/51(a)	450	488,553
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(b)	2,643	2,310,926
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.65%), 1.76%, 07/15/35(a)(b)	1,000	993,790
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.66%, 07/15/35(a)(b)	335	330,823
Series 2019-H7, Class AS, 3.52%, 07/15/52	1,900	2,029,625
Series 2019-H7, Class C, 4.13%, 07/15/52	5,000	4,967,519
Series 2019-H7, Class D, 3.00%, 07/15/52(b)	3,000	2,598,727
Morgan Stanley Mortgage Capital Trust, Series 2017-237P, Class A, 3.40%, 09/13/39(b)	5,400	5,775,216
MSCG Trust, Series 2018-SELF, Class E, (1 mo. LIBOR US + 2.15%), 2.26%, 10/15/37(a)(b)	3,100	3,107,785
Natixis Commercial Mortgage Securities Trust
Series 2017-75B, Class A, 3.86%, 04/10/37(b)	1,850	2,018,294
Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 2.46%, 06/15/35(a)(b)	598	588,172
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(b)	4,200	4,457,012

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Olympic Tower Mortgage Trust
Series 2017-OT, Class D, 3.95%, 05/10/39(a)(b)	USD 1,080	$1,056,272
Series 2017-OT, Class E, 3.95%, 05/10/39(a)(b)	498	438,863
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(b)	3,442	3,474,341
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class A, (1 mo. LIBOR US + 1.00%), 1.11%, 04/25/38(a)(b)	3,100	3,100,000
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, (1 mo. LIBOR US + 0.95%), 1.94%, 06/15/33(a)(b)	3,246	3,247,521
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48	2,000	2,085,627
Series 2019-PREZ, Class E, 3.48%, 09/15/39(a)(b)	2,000	1,865,979
U.S., Series 2018-USDC, Class E, 4.49%, 05/13/38(a)(b)	1,010	861,387
Velocity Commercial Capital Loan Trust
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(b)	2,859	2,883,689
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(b)	1,126	1,125,032
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(b)	3,259	3,221,604
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS5, Class D, 4.99%, 01/15/59(a)	590	610,790
Series 2017-C39, Class C, 4.12%, 09/15/50	3,000	3,061,138
Series 2017-C39, Class D, 4.35%, 09/15/50(a)(b).	750	645,156
Series 2017-C41, Class B, 4.19%, 11/15/50(a)	2,000	2,135,218
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.85%), 0.96%, 12/13/31(a)(b)	846	832,017
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(b)	5,000	5,455,781
Series 2018-C44, Class A5, 4.21%, 05/15/51	5,198	5,859,474
Series 2018-C44, Class C, 4.83%, 05/15/51(a)	1,484	1,516,871
Series 2018-C44, Class D, 3.00%, 05/15/51(b)	317	276,849
Series 2018-C46, Class A4, 4.15%, 08/15/51	3,740	4,207,806
Series 2019-C49, Class A5, 4.02%, 03/15/52	2,796	3,126,386
Series 2019-C53, Class A3, 2.79%, 10/15/52	1,000	1,021,460
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.09%), 2.20%, 02/15/37(a)(b)	1,000	939,965
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.85%, 02/15/37(a)(b)	1,600	1,463,928

		425,507,934

Interest Only Collateralized Mortgage Obligations — 0.2%
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 6.72%, 02/25/38(a)(b)	10,916	3,314,494

Interest Only Commercial Mortgage-Backed Securities — 2.1%
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.28%, 02/15/50(a)(b)	10,000	616,400
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(b)	95,950	960
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(b)	56,050	561
BANK
Series 2019-BN22, Class XA, 0.60%, 11/15/62(a)	38,988	1,700,082
Series 2019-BN22, Class XB, 0.15%, 11/15/62(a)	85,561	1,052,400
Series 2020-BN28, Class XB, 0.97%, 03/15/63(a)	29,820	2,415,781

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(a)(b)	USD 12,500	$150,750
Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.07%, 08/15/52(a)	38,451	2,400,033
Series 2019-B9, Class XA, 1.04%, 03/15/52(a)	15,908	1,078,876
Series 2020-B17, Class XB, 0.53%, 03/15/53(a)(c)	17,599	702,291
Series 2020-B19, Class XA, 1.78%, 09/15/53(a)	24,018	2,667,694
Series 2021-B23, Class XA, 1.28%, 02/15/54(a)	18,474	1,779,245
BX Commercial Mortgage Trust, Series 2018-IND, Class XCP, 0.00%, 11/15/35(a)(b)	329,623	6,691
CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39(a)(b)	62,648	1,165,248
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.51%, 01/10/36(a)(b)(c)	80,300	1,112,926
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.65%, 08/15/57(a)	40,950	1,684,581
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.56%, 06/15/52(a)	9,817	980,941
Series 2019-C17, Class XA, 1.37%, 09/15/52(a)	10,031	873,413
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(a)	11,214	548,813
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.21%, 05/03/32(a)(b)	144,016	1,539,560
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.01%, 04/10/47(a)	537	12,802
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(b)	8,570	298,122
Series 2017-C5, Class XB, 0.31%, 03/15/50(a)	30,000	567,000
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(b)	17,400	591,720
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.99%, 03/10/50(a)(b)	11,304	331,432
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.21%, 12/15/47(a)(b)	220	8,584
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.20%, 06/15/50(a)(b)	8,625	929,861
Series 2019-L2, Class XA, 1.03%, 03/15/52(a)	11,252	760,793
Natixis Commercial Mortgage Securities Trust,
Series 2019-NEMA, Class X, 0.51%, 02/15/39(a)(b)	41,770	1,526,134
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)(b)	28,100	617,919
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32(a)(b)	110,000	149,600
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(a)(b)(c)	22,000	220
U.S., Series 2018-USDC, Class X, 0.32%, 05/13/38(a)(b)	103,122	2,376,457
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.49%, 10/15/52(a)	9,183	897,252
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XB, 0.48%, 04/15/50(a)	7,000	124,826

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1, Class XD, 1.26%, 08/15/49(a)(b)	USD 1,000	$55,910
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.03%, 08/15/47(a)	8,410	225,173

		31,951,051

Total Non-Agency Mortgage-Backed Securities — 38.5% (Cost: $595,216,447)		593,568,680

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.6%
Fannie Mae
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.11%, 10/25/29(a)	96	97,737
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.00%), 4.11%, 05/25/30(a)	2,000	2,052,483
Freddie Mac
Series 2016-DNA4, Class M3, (1 mo. LIBOR US + 3.80%), 3.91%, 03/25/29(a)	1,891	1,965,027
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 3.56%, 10/25/29(a)	250	259,070
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 2.61%, 03/25/30(a)	2,493	2,540,885
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.80%), 1.91%, 07/25/30(a)	192	190,538
Series 2020-DNA6, Class B1, (Secured Overnight Financing Rate (30-day) + 3.00%), 3.02%, 12/25/50(a)(b)	2,000	1,968,869
Series 2021-DNA1, Class B1, (Secured Overnight Financing Rate (30-day) + 2.65%), 2.67%, 01/25/51(a)(b)	7,690	7,401,601
Series 2021-DNA2, Class B1, (Secured Overnight Financing Rate (30-day) + 3.40%), 3.42%, 08/25/33(a)(b)	5,000	4,950,002
Series 2021-HQA1, Class B1, (Secured Overnight Financing Rate (30-day) + 3.00%), 3.02%, 08/25/33(a)(b)	3,439	3,396,092

		24,822,304

Interest Only Commercial Mortgage-Backed Securities — 0.4%
Freddie Mac
Series K105, Class X1, 1.52%, 01/25/30(a)	9,993	1,153,226

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Freddie Mac
Series K116, Class X1, 1.43%, 07/25/30(a)	USD 23,983	$2,665,042
Ginnie Mae
Series 2016-128, Class IO, 0.87%, 09/16/56(a)	3,856	210,335
Series 2016-36, Class IO, 0.81%, 08/16/57(a)	8,519	386,820
Series 2017-24, Class IO, 0.81%, 12/16/56(a)	30,018	1,422,970

		5,838,393

Total U.S. Government Sponsored Agency Securities — 2.0% (Cost: $32,408,657)		30,660,697

Total Long-Term Investments — 87.7% (Cost: $1,360,031,399)		1,351,852,552

	Shares

Short-Term Securities(h)

Money Market Funds — 13.8%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%	212,015,042	212,015,042

Total Short-Term Securities — 13.8% (Cost: $212,015,042)		212,015,042

Total Investments — 101.5% (Cost: $1,572,046,441)		1,563,867,594

Liabilities in Excess of Other Assets — (1.5)%		(22,714,163)

Net Assets — 100.0%		$1,541,153,431

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Perpetual security with no stated maturity date.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premiun Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	140	$15,362	$4,697	$10,665
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	53	5,816	4,075	1,741
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	27	2,963	1,483	1,480
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	197	(865)	36	(901)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	478	(2,094)	(327)	(1,767)
CMBX.NA.6.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	40	10,772	2,397	8,375

							$31,954	$12,361	$19,593

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	1,213	$(133,102)	$(143,809)	$10,707
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,000	(109,730)	(192,193)	82,463
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	1,000	(124,767)	(82,890)	(41,877)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	500	(62,384)	(49,993)	(12,391)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	BB-	USD	40	(10,772)	(2,990)	(7,782)

								$(440,755)	$(471,875)	$31,120

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ 12,688	$(472,202)	$ 115,431	$ (64,718)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$128,119	$—	$—	$—	$—	$128,119

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$536,920	$—	$—	$—	$—	$536,920

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$103,167	$—	$—	$—	$—	$103,167

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$446,482	$—	$—	$—	$—	$446,482

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps
Average notional value — buy protection	$946,979
Average notional value — sell protection	$3,503,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$128,119	$536,920

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$128,119	$536,920

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$128,119	$536,920

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citigroup Global Markets, Inc.	$15,362	$—	$—	$—	$15,362
Deutsche Bank AG	10,743	(10,743)	—	—	—
J.P. Morgan Securities LLC	10,772	—	—	—	10,772
Morgan Stanley & Co. International PLC	91,242	(91,242)	—	—	—

	$128,119	$(101,985)	$—	$—	$26,134

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Credit Suisse International	$10,772	$—	$—	$—	$10,772
Deutsche Bank AG	333,955	(10,743)	—	(323,212)	—
Morgan Stanley & Co. International PLC	192,193	(91,242)	—	—	100,951

	$536,920	$(101,985)	$—	$(323,212)	$111,723

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series A Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$677,973,324	$40,264,618	$718,237,942
Corporate Bonds	—	289,084	—	289,084
Floating Rate Loan Interests	—	3,413,263	5,682,886	9,096,149
Non-Agency Mortgage-Backed Securities	—	586,354,495	7,214,185	593,568,680
U.S. Government Sponsored Agency Securities	—	30,660,697	—	30,660,697
Short-Term Securities
Money Market Funds	212,015,042	—	—	212,015,042
Unfunded Floating Rate Loan Interests(a)	—	794	—	794

	$212,015,042	$1,298,691,657	$53,161,689	$1,563,868,388

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$115,431	$—	$115,431
Liabilities
Credit Contracts	—	(64,718)	—	(64,718)

	$—	$50,713	$—	$50,713

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds		Floating-Rate Loan Interest	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening Balance, as of March 31, 2020	$44,921,384	$—	(a)	$16,168,354	$4,386,738	$65,476,476
Transfers into Level 3(b)	2,706,831	—		—	2,941,376	5,648,207
Transfers out of Level 3(c)	(15,386,679)	—		—	(1,069,065)	(16,455,744)
Accrued discounts/premiums	49,009	—		—	(133,663)	(84,654)
Net realized gain (loss)	68,055	—		4,235	12,025	84,315
Net change in unrealized appreciation (depreciation)(d)(e)	2,789,014	—		5,840	(22,636)	2,772,218
Purchases	9,873,850	—		437,697	2,505,016	12,816,563
Sales	(4,756,846)	—		(10,933,240)	(1,405,606)	(17,095,692)

Closing Balance, as of March 31, 2021	$40,264,618	$—	(a)	$5,682,886	$7,214,185	$53,161,689

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2021(e)	$2,789,014	$—		$1,909	$3,013	$2,793,936

(a)	Rounds to less than $1.
(b)

As of March 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds

Aerospace & Defense — 3.0%
Boeing Co.
1.17%, 02/04/23	USD	525	$532,039
4.88%, 05/01/25		1,605	1,787,084
2.70%, 02/01/27		200	203,176
5.15%, 05/01/30		660	760,152
3.25%, 02/01/35		194	188,009
3.85%, 11/01/48		165	159,219
3.75%, 02/01/50		280	268,197
5.81%, 05/01/50		180	226,611
5.93%, 05/01/60		130	166,806
General Dynamics Corp., 4.25%, 04/01/40		330	388,458
L3Harris Technologies, Inc.
4.40%, 06/15/28		955	1,083,680
4.40%, 06/15/28		980	1,112,049
2.90%, 12/15/29		332	342,034
1.80%, 01/15/31		220	206,054
Lockheed Martin Corp.
4.07%, 12/15/42		530	612,995
2.80%, 06/15/50		100	94,315
Northrop Grumman Corp.
3.20%, 02/01/27		526	568,553
3.25%, 01/15/28		604	647,935
4.75%, 06/01/43		315	378,390
5.25%, 05/01/50		100	129,591
Northrop Grumman Systems Corp., 7.88%, 03/01/26		1,000	1,290,626
Raytheon Technologies Corp.
3.20%, 03/15/24		1,894	2,024,159
6.70%, 08/01/28		225	289,315
4.13%, 11/16/28		820	923,429
6.05%, 06/01/36		220	295,402
6.13%, 07/15/38		230	311,849
4.50%, 06/01/42		452	539,008
4.15%, 05/15/45		245	270,635
4.35%, 04/15/47		252	286,976
3.13%, 07/01/50		95	92,026

			16,178,772

Air Freight & Logistics — 0.2%
FedEx Corp.
3.25%, 04/01/26		120	129,819
3.10%, 08/05/29		567	594,625
4.10%, 02/01/45		340	367,662
4.55%, 04/01/46		135	152,959

			1,245,065

Airlines — 0.9%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)		111	107,880
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29		663	668,561
Series 2019-1, Class B, 3.85%, 02/15/28		381	346,059
British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(a)		314	302,569
Delta Air Lines, Inc., 3.80%, 04/19/23		880	898,975
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1, Class A, 5.25%, 05/30/23(a)		312	303,985
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25		537	527,574
United Airlines Pass-Through Trust
Series 2019-2, Class AA, 2.70%, 05/01/32		217	210,514

Security	Par (000)		Value

Airlines (continued)
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27	USD	1,010	$1,119,757
Series 2020-1, Class B, 4.88%, 01/15/26		305	316,437

			4,802,311

Automobiles — 1.4%
Daimler Finance North America LLC, 0.75%, 03/01/24(a)		1,070	1,064,564
Ford Motor Co.
4.75%, 01/15/43		72	72,533
5.29%, 12/08/46		82	86,204
General Motors Co.
5.40%, 10/02/23		40	43,433
6.13%, 10/01/25		160	188,145
6.25%, 10/02/43		580	742,798
5.20%, 04/01/45		174	199,789
Nissan Motor Acceptance Corp.
2.60%, 09/28/22(a)		20	20,488
2.75%, 03/09/28(a)		575	570,322
Nissan Motor Co. Ltd.
3.04%, 09/15/23(a)		1,175	1,229,299
4.35%, 09/17/27(a)		645	701,452
4.81%, 09/17/30(a)		1,040	1,140,658
Volkswagen Group of America Finance LLC
0.75%, 11/23/22(a)		665	666,896
1.25%, 11/24/25(a)		930	918,866

			7,645,447

Banks — 16.5%
AIB Group PLC, 4.75%, 10/12/23(a)		1,650	1,803,313
Banco Santander SA
3.85%, 04/12/23		600	638,029
2.75%, 05/28/25		600	626,898
1.85%, 03/25/26		600	598,851
Bank of America Corp.
4.20%, 08/26/24		2,395	2,641,578
4.00%, 01/22/25		909	995,455
4.45%, 03/03/26		1,689	1,898,464
3.42%, 12/20/28		1,980	2,126,283
3.97%, 03/05/29		212	233,595
2.59%, 04/29/31		1,320	1,317,244
4.08%, 04/23/40		185	204,887
2.68%, 06/19/41		250	234,046
4.33%, 03/15/50		43	49,583
4.08%, 03/20/51		1,715	1,904,177
2.83%, 10/24/51		35	32,133
Series L, 3.95%, 04/21/25		790	866,202
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)		615	632,022
Barclays PLC
3.65%, 03/16/25		420	451,404
5.20%, 05/12/26		620	700,730
5.09%, 06/20/30		1,600	1,812,146
3.81%, 03/10/42		455	445,735
BNP Paribas SA
4.71%, 01/10/25(a)		1,645	1,808,562
2.82%, 11/19/25(a)		575	605,277
2.22%, 06/09/26(a)		535	548,598
1.32%, 01/13/27(a)		675	660,144
4.38%, 03/01/33(a)		245	266,886
2.59%, 08/12/35(a)		465	437,333
BPCE SA, 2.38%, 01/14/25(a)		1,195	1,234,588
Canadian Imperial Bank of Commerce, 3.10%, 04/02/24		152	161,907

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Citigroup, Inc.
5.50%, 09/13/25	USD	232	$268,905
3.11%, 04/08/26		415	442,997
3.20%, 10/21/26		500	537,289
4.30%, 11/20/26		1,250	1,394,341
1.12%, 01/28/27		450	440,177
4.45%, 09/29/27		1,100	1,241,445
3.89%, 01/10/28		1,205	1,324,516
4.13%, 07/25/28		250	276,656
4.08%, 04/23/29		25	27,813
2.67%, 01/29/31		100	100,473
4.41%, 03/31/31		815	930,088
2.57%, 06/03/31		1,965	1,963,463
4.75%, 05/18/46		220	262,173
Commonwealth Bank of Australia, 3.74%, 09/12/39(a)		290	302,769
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)		400	396,647
Danske Bank A/S
5.00%, 01/12/22(a)		555	573,615
3.00%, 09/20/22(a)		500	505,027
1.17%, 12/08/23(a)		1,340	1,347,326
Discover Bank, 4.68%, 08/09/28		300	319,980
HSBC Holdings PLC
3.26%, 03/13/23		985	1,009,742
3.80%, 03/11/25		430	464,335
4.25%, 08/18/25		500	549,778
2.63%, 11/07/25		310	323,983
4.30%, 03/08/26		280	313,436
Huntington Bancshares, Inc., 4.00%, 05/15/25		355	393,400
ING Groep NV
1.40%, 07/01/26(a)		505	502,394
1.73%, 04/01/27		350	350,202
Intesa Sanpaolo SpA
3.13%, 07/14/22(a)		1,030	1,058,889
3.38%, 01/12/23(a)		1,200	1,250,434
5.02%, 06/26/24(a)		416	454,401
JPMorgan Chase & Co.
0.56%, 02/16/25		700	694,796
2.01%, 03/13/26		885	910,090
2.08%, 04/22/26		1,460	1,499,514
4.13%, 12/15/26		1,160	1,306,446
3.96%, 01/29/27		345	381,555
1.04%, 02/04/27		750	731,502
3.63%, 12/01/27		1,758	1,910,198
3.78%, 02/01/28		1,170	1,289,553
4.01%, 04/23/29		1,215	1,354,944
3.88%, 07/24/38		765	848,920
3.11%, 04/22/41		330	328,134
2.53%, 11/19/41		860	787,713
4.95%, 06/01/45		350	436,679
Lloyds Banking Group PLC
1.33%, 06/15/23		905	913,727
2.91%, 11/07/23		400	414,440
0.70%, 05/11/24		1,135	1,134,508
4.45%, 05/08/25		300	335,300
4.58%, 12/10/25		1,975	2,205,153
2.44%, 02/05/26		200	207,128
Mitsubishi UFJ Financial Group, Inc.
3.22%, 03/07/22		575	590,188
2.67%, 07/25/22		218	224,204
3.76%, 07/26/23		1,100	1,178,479
2.05%, 07/17/30		850	818,114

Security	Par (000)		Value

Banks (continued)
Natwest Group PLC
3.88%, 09/12/23	USD	390	$418,227
2.36%, 05/22/24		410	423,009
4.27%, 03/22/25		460	501,800
3.07%, 05/22/28		895	931,281
4.89%, 05/18/29		432	492,152
3.03%, 11/28/35		855	815,738
Nordea Bank Abp, 0.75%, 08/28/25(a)		1,560	1,524,274
PNC Financial Services Group, Inc., 3.45%, 04/23/29		294	317,690
Santander UK Group Holdings PLC
1.09%, 03/15/25		1,330	1,331,077
3.82%, 11/03/28		472	515,340
Santander UK PLC, 5.00%, 11/07/23(a)		617	675,610
Societe Generale SA, 1.49%, 12/14/26(a)		370	363,569
Standard Chartered PLC
1.32%, 10/14/23(a)		510	513,239
3.79%, 05/21/25(a)		650	699,749
2.82%, 01/30/26(a)		834	867,113
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25		520	539,738
0.95%, 01/12/26		400	389,759
3.54%, 01/17/28		700	757,353
3.04%, 07/16/29		250	259,950
Swedbank AB, 0.85%, 03/18/24(a)		1,300	1,302,983
UniCredit SpA
6.57%, 01/14/22(a)		1,555	1,621,023
3.75%, 04/12/22(a)		1,255	1,291,979
2.57%, 09/22/26(a)		605	607,418
Wells Fargo & Co.
4.13%, 08/15/23		350	378,639
3.58%, 05/22/28		1,810	1,973,381
5.61%, 01/15/44		327	420,638
4.40%, 06/14/46		785	874,530
4.75%, 12/07/46		489	577,162
5.01%, 04/04/51		665	852,823
Westpac Banking Corp., 2.67%, 11/15/35		310	294,159

			88,295,452

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/36		1,022	1,197,241
4.90%, 02/01/46		175	209,045
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/29		934	1,091,424
4.95%, 01/15/42		20	23,892
4.60%, 04/15/48		120	137,374
4.44%, 10/06/48		785	881,682
5.55%, 01/23/49		724	934,257
4.75%, 04/15/58		375	432,239
5.80%, 01/23/59		179	242,761
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50		530	525,230

			5,675,145

Biotechnology — 1.9%
AbbVie, Inc.
2.85%, 05/14/23		1,000	1,043,079
3.85%, 06/15/24		1,100	1,197,497
3.80%, 03/15/25		1,215	1,327,436
3.60%, 05/14/25		740	806,175
2.95%, 11/21/26		230	244,877
4.05%, 11/21/39		300	335,882
4.40%, 11/06/42		795	924,022

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Biotechnology (continued)
AbbVie, Inc.
4.70%, 05/14/45	USD	200	$236,874
4.45%, 05/14/46		893	1,028,886
4.88%, 11/14/48		605	728,668
4.25%, 11/21/49		150	169,730
Amgen, Inc.
3.13%, 05/01/25		380	408,388
4.56%, 06/15/48		210	250,138
3.38%, 02/21/50		100	99,958
Gilead Sciences, Inc.
4.80%, 04/01/44		104	125,030
4.50%, 02/01/45		373	433,224
4.75%, 03/01/46		271	327,561
4.15%, 03/01/47		225	250,169

			9,937,594

Capital Markets — 4.8%
Bank of New York Mellon Corp., 3.00%, 10/30/28		80	84,931
CME Group, Inc., 5.30%, 09/15/43		14	18,914
Credit Agricole SA, 3.75%, 04/24/23(a)		275	292,316
Credit Suisse AG, 3.63%, 09/09/24		575	623,125
Credit Suisse Group AG
3.80%, 06/09/23		547	580,411
3.75%, 03/26/25		660	711,147
2.59%, 09/11/25(a)		1,565	1,622,869
2.19%, 06/05/26(a)		1,055	1,072,154
4.19%, 04/01/31(a)		765	832,185
Deutsche Bank AG
2.22%, 09/18/24		2,080	2,135,053
1.45%, 04/01/25		690	689,760
2.13%, 11/24/26		385	385,969
Goldman Sachs Group, Inc.
0.67%, 03/08/24		1,300	1,298,980
3.50%, 01/23/25		257	277,342
3.50%, 04/01/25		368	398,696
4.25%, 10/21/25		860	959,933
1.43%, 03/09/27		1,900	1,882,988
3.81%, 04/23/29		195	213,647
2.60%, 02/07/30		500	506,081
1.99%, 01/27/32		530	502,994
4.41%, 04/23/39		179	208,628
5.15%, 05/22/45		320	399,990
Intercontinental Exchange, Inc., 4.25%, 09/21/48		70	77,742
Morgan Stanley
4.88%, 11/01/22		895	954,214
0.53%, 01/25/24		1,000	998,177
2.19%, 04/28/26		1,430	1,477,522
3.63%, 01/20/27		1,270	1,393,509
3.95%, 04/23/27		448	495,746
3.77%, 01/24/29		300	328,122
3.62%, 04/01/31		895	971,741
4.46%, 04/22/39		156	182,496
4.30%, 01/27/45		705	825,963
Northern Trust Corp., 3.95%, 10/30/25		69	76,970
State Street Corp.
2.83%, 03/30/23		660	676,190
3.78%, 12/03/24		390	422,231
UBS Group AG
1.01%, 07/30/24(a)		975	980,669
1.36%, 01/30/27(a)		370	364,614

			25,924,019

Chemicals — 1.2%
Cabot Corp., 4.00%, 07/01/29		88	92,578

Security	Par (000)		Value

Chemicals (continued)
DuPont de Nemours, Inc.
5.32%, 11/15/38	USD	290	$364,273
5.42%, 11/15/48		115	148,242
Eastman Chemical Co., 4.80%, 09/01/42		135	160,399
LYB International Finance BV, 4.88%, 03/15/44		172	198,688
LYB International Finance III LLC
2.88%, 05/01/25		1,155	1,219,194
4.20%, 10/15/49		146	155,131
NewMarket Corp., 2.70%, 03/18/31		490	478,028
Nutrition & Biosciences, Inc.
1.23%, 10/01/25(a)		2,460	2,417,783
3.47%, 12/01/50(a)		500	490,080
Sherwin-Williams Co.
2.75%, 06/01/22		7	7,157
3.13%, 06/01/24		478	509,183
3.45%, 08/01/25		134	145,576
2.30%, 05/15/30		150	147,731
4.50%, 06/01/47		49	57,243

			6,591,286

Commercial Services & Supplies — 0.4%
GATX Corp., 4.35%, 02/15/24		510	557,964
Republic Services, Inc.
0.88%, 11/15/25		540	528,551
3.95%, 05/15/28		550	613,804
Waste Management, Inc.
1.50%, 03/15/31		260	240,367
2.50%, 11/15/50		130	112,280

			2,052,966

Communications Equipment — 0.3%
Motorola Solutions, Inc.
4.60%, 05/23/29		1,390	1,576,687
2.30%, 11/15/30		200	189,157

			1,765,844

Consumer Finance — 3.0%
Ally Financial, Inc.
1.45%, 10/02/23		345	350,223
5.13%, 09/30/24		17	19,163
8.00%, 11/01/31		74	103,058
American Honda Finance Corp., 1.00%, 09/10/25		1,005	989,588
Capital One Bank USA N.A., 3.38%, 02/15/23		250	262,597
Capital One Financial Corp.
3.75%, 07/28/26		173	187,959
3.80%, 01/31/28		425	467,135
Ford Motor Credit Co. LLC
3.34%, 03/28/22		855	866,765
5.11%, 05/03/29		320	343,504
General Motors Financial Co., Inc.
3.45%, 01/14/22		545	555,940
3.15%, 06/30/22		95	97,674
5.20%, 03/20/23		2,235	2,423,835
5.10%, 01/17/24		81	89,576
2.90%, 02/26/25		1,287	1,349,404
4.35%, 04/09/25		1,230	1,349,088
2.75%, 06/20/25		1,100	1,148,293
Hyundai Capital America
0.80%, 01/08/24(a)		3,050	3,026,515
1.80%, 10/15/25(a)		310	309,129
Synchrony Financial
2.85%, 07/25/22		215	220,784
4.38%, 03/19/24		200	218,039

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
Toyota Motor Credit Corp.
1.15%, 08/13/27	USD	940	$910,644
2.15%, 02/13/30		635	630,667

			15,919,580

Containers & Packaging — 0.3%
Berry Global, Inc., 1.57%, 01/15/26(a)		1,175	1,156,459
International Paper Co.
4.40%, 08/15/47		140	163,823
4.35%, 08/15/48		200	231,157

			1,551,439

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.13%, 07/03/23		930	986,607
4.50%, 09/15/23		1,100	1,183,171
1.75%, 01/30/26		590	573,046
4.45%, 04/03/26		399	431,980
3.65%, 07/21/27		650	682,062
GE Capital Funding LLC
3.45%, 05/15/25(a)		1,240	1,340,664
4.40%, 05/15/30(a)		650	735,899
GE Capital International Funding Co., 4.42%, 11/15/35		1,081	1,237,485

			7,170,914

Diversified Telecommunication Services — 3.7%
AT&T Inc.
1.70%, 03/25/26		1,325	1,324,535
4.35%, 03/01/29		1,450	1,640,209
2.55%, 12/01/33(a)		390	370,262
4.50%, 05/15/35		1,935	2,182,419
5.25%, 03/01/37		400	482,591
5.35%, 09/01/40		384	474,918
3.50%, 06/01/41		645	636,254
5.15%, 03/15/42		400	483,121
4.90%, 06/15/42		250	291,746
4.75%, 05/15/46		583	670,747
3.80%, 12/01/57(a)		255	242,604
NTT Finance Corp., 1.16%, 04/03/26(a)		1,495	1,475,259
Telefonica Emisiones SAU
4.10%, 03/08/27		300	335,443
4.67%, 03/06/38		255	288,005
4.90%, 03/06/48		315	357,388
Verizon Communications, Inc.
3.38%, 02/15/25		459	497,862
1.45%, 03/20/26		235	235,019
3.88%, 02/08/29		250	278,112
4.02%, 12/03/29		500	559,276
1.50%, 09/18/30		810	743,671
2.55%, 03/21/31		260	259,764
4.50%, 08/10/33		550	638,836
4.27%, 01/15/36		1,770	2,000,602
5.25%, 03/16/37		745	939,202
4.81%, 03/15/39		380	454,773
2.65%, 11/20/40		650	594,003
3.40%, 03/22/41		290	294,404
3.85%, 11/01/42		950	1,019,381
3.55%, 03/22/51		240	239,663

			20,010,069

Electric Utilities — 6.9%
AEP Transmission Co. LLC, 3.80%, 06/15/49		90	97,425
AES Corp.
1.38%, 01/15/26(a)		980	955,150

Security	Par (000)		Value

Electric Utilities (continued)
AES Corp.
2.45%, 01/15/31(a)	USD	620	$592,771
American Transmission Systems, Inc., 5.25%, 01/15/22(a)		400	412,513
Baltimore Gas & Electric Co.
3.50%, 08/15/46		200	204,218
3.20%, 09/15/49		250	242,754
2.90%, 06/15/50		20	18,493
DTE Electric Co.
3.70%, 03/15/45		143	151,224
3.95%, 03/01/49		200	223,550
Series A, 4.05%, 05/15/48		186	210,710
Duke Energy Carolinas LLC
3.75%, 06/01/45		420	449,183
3.95%, 03/15/48		200	219,391
3.20%, 08/15/49		681	667,829
Duke Energy Corp.
0.90%, 09/15/25		465	454,913
2.65%, 09/01/26		46	48,131
3.40%, 06/15/29		475	507,834
2.45%, 06/01/30		405	399,638
Duke Energy Florida LLC
2.50%, 12/01/29		1,335	1,361,412
4.20%, 07/15/48		460	526,730
Duke Energy Progress LLC
3.70%, 09/01/28		690	764,203
6.30%, 04/01/38		48	66,576
4.10%, 03/15/43		100	111,723
4.15%, 12/01/44		10	11,311
3.70%, 10/15/46		70	73,671
3.60%, 09/15/47		400	417,191
Entergy Arkansas LLC, 3.70%, 06/01/24		388	421,090
Entergy Corp.
0.90%, 09/15/25		925	903,274
2.80%, 06/15/30		275	276,912
Exelon Corp.
2.45%, 04/15/21		2,000	2,001,120
4.05%, 04/15/30		280	311,998
4.70%, 04/15/50		75	89,835
FirstEnergy Corp.
2.65%, 03/01/30		550	523,019
Series A, 3.35%, 07/15/22		970	984,550
Series B, 4.40%, 07/15/27		150	161,250
Series C, 7.38%, 11/15/31		284	379,768
FirstEnergy Transmission LLC, 4.35%, 01/15/25(a)		900	975,599
Florida Power & Light Co., 5.95%, 02/01/38		800	1,090,086
Interstate Power & Light Co., 3.25%, 12/01/24		350	377,762
Kentucky Utilities Co., 5.13%, 11/01/40		105	128,761
MidAmerican Energy Co.
3.65%, 04/15/29		700	776,491
4.25%, 07/15/49		675	792,769
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		525	568,846
NextEra Energy Capital Holdings, Inc.
2.75%, 05/01/25		135	142,660
3.55%, 05/01/27		115	126,215
2.75%, 11/01/29		380	389,415
Northern States Power Co., 2.60%, 06/01/51		300	268,643
NRG Energy, Inc., 2.45%, 12/02/27(a)		580	576,501
Ohio Power Co.
1.63%, 01/15/31		165	153,756
6.60%, 03/01/33		675	902,428

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Ohio Power Co.
4.00%, 06/01/49	USD	225	$251,246
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28		370	410,350
5.30%, 06/01/42		243	313,403
3.75%, 04/01/45		350	375,950
4.10%, 11/15/48		70	79,339
3.80%, 06/01/49		200	217,442
3.70%, 05/15/50		210	225,632
5.35%, 10/01/52(a)		417	564,958
Pacific Gas & Electric Co.
(3 mo. LIBOR US + 1.38%), 1.57%, 11/15/21(b)		1,685	1,688,221
1.37%, 03/10/23		995	995,288
4.25%, 08/01/23		250	266,693
3.45%, 07/01/25		975	1,031,817
3.30%, 12/01/27		965	1,007,792
4.45%, 04/15/42		345	340,478
4.00%, 12/01/46		136	126,196
4.95%, 07/01/50		509	523,097
PPL Electric Utilities Corp., 3.95%, 06/01/47		130	143,255
Progress Energy, Inc.
3.15%, 04/01/22		960	979,093
7.75%, 03/01/31		400	559,421
Public Service Co. of Colorado, 2.70%, 01/15/51		516	466,828
Southern California Edison Co.
1.10%, 04/01/24		1,135	1,134,984
2.25%, 06/01/30		265	256,546
4.00%, 04/01/47		148	152,457
2.95%, 02/01/51		175	153,636
Series B, 4.88%, 03/01/49		222	257,704
Series E, 3.70%, 08/01/25		400	436,858
Tampa Electric Co.
4.30%, 06/15/48		182	205,539
3.45%, 03/15/51		170	171,595
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)		357	383,069
Wisconsin Electric Power Co.
2.05%, 12/15/24		491	513,078
4.30%, 10/15/48		100	117,078

			36,860,335

Electrical Equipment — 0.1%
Carrier Global Corp., 2.24%, 02/15/25		360	372,761

Energy Equipment & Services — 0.2%
Halliburton Co.
3.80%, 11/15/25		78	85,780
2.92%, 03/01/30		810	808,403

			894,183

Equity Real Estate Investment Trusts (REITs) — 3.4%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/26		365	402,772
2.75%, 12/15/29		317	323,381
4.90%, 12/15/30		735	868,234
2.00%, 05/18/32		45	41,804
1.88%, 02/01/33		355	322,767
4.85%, 04/15/49		165	197,500
American Tower Corp.
2.25%, 01/15/22		965	978,475
3.50%, 01/31/23		1,130	1,189,016
5.00%, 02/15/24		2,290	2,555,212
3.38%, 05/15/24		23	24,659
2.75%, 01/15/27		1,015	1,059,498

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Tower Corp.
3.95%, 03/15/29	USD	215	$236,685
3.80%, 08/15/29		200	217,751
2.70%, 04/15/31		900	901,017
Boston Properties LP, 4.50%, 12/01/28		500	566,280
Camden Property Trust, 2.80%, 05/15/30		120	123,098
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23		720	766,610
Crown Castle International Corp.
1.35%, 07/15/25		460	459,037
3.65%, 09/01/27		356	387,946
3.80%, 02/15/28		250	272,346
4.30%, 02/15/29		305	341,878
3.10%, 11/15/29		460	474,811
3.30%, 07/01/30		115	120,376
2.25%, 01/15/31		350	336,402
4.15%, 07/01/50		30	32,215
Duke Realty LP, 2.88%, 11/15/29		192	197,036
Equinix, Inc.
2.90%, 11/18/26		971	1,024,082
1.80%, 07/15/27		622	610,557
3.00%, 07/15/50		100	88,132
2.95%, 09/15/51		195	171,671
ERP Operating LP, 2.50%, 02/15/30		350	351,224
Healthpeak Properties, Inc., 3.00%, 01/15/30		279	287,798
Mid-America Apartments LP
3.60%, 06/01/27		23	25,025
1.70%, 02/15/31		120	110,242
Prologis LP, 2.25%, 04/15/30		360	355,960
Realty Income Corp., 3.25%, 06/15/29		319	337,674
Regency Centers LP, 4.13%, 03/15/28		250	273,262
UDR, Inc.
3.00%, 08/15/31		64	65,067
2.10%, 08/01/32		70	65,039
Ventas Realty LP, 3.00%, 01/15/30		455	463,981
VEREIT Operating Partnership LP
2.20%, 06/15/28		225	220,793
2.85%, 12/15/32		120	116,214

			17,963,527

Food & Staples Retailing — 2.2%
7-Eleven, Inc.
(3 mo. LIBOR US + 0.45%), 0.65%, 08/10/22(a)(b)		1,165	1,166,195
0.80%, 02/10/24(a)		925	921,943
0.95%, 02/10/26(a)		755	735,445
CVS Health Corp.
1.30%, 08/21/27		585	561,976
4.30%, 03/25/28		1,171	1,329,766
1.88%, 02/28/31		1,465	1,376,047
4.78%, 03/25/38		560	660,904
2.70%, 08/21/40		165	151,952
5.30%, 12/05/43		200	248,233
5.13%, 07/20/45		496	607,229
5.05%, 03/25/48		822	1,009,120
Kroger Co., 4.45%, 02/01/47		235	264,944
Walmart, Inc.
3.55%, 06/26/25		273	300,993
3.70%, 06/26/28		1,615	1,816,372
3.63%, 12/15/47		505	555,261

			11,706,380

Food Products — 0.3%
Cargill, Inc., 1.38%, 07/23/23(a)		495	505,170

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
General Mills, Inc.
4.20%, 04/17/28	USD	93	$105,037
2.88%, 04/15/30		40	41,294
3.00%, 02/01/51(a)		2	1,870
Kraft Heinz Foods Co.
3.00%, 06/01/26		657	691,391
4.88%, 10/01/49		385	431,821

			1,776,583

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories
3.75%, 11/30/26		566	635,313
4.75%, 11/30/36		385	476,409
4.75%, 04/15/43		117	149,198
Becton Dickinson and Co.
3.73%, 12/15/24		1,305	1,425,484
3.70%, 06/06/27		1,794	1,978,816
4.67%, 06/06/47		150	179,057
3.79%, 05/20/50		150	159,367
Medtronic, Inc., 4.63%, 03/15/45		230	290,047

			5,293,691

Health Care Providers & Services — 2.5%
Aetna, Inc.
2.80%, 06/15/23		350	365,088
3.50%, 11/15/24		656	708,481
3.88%, 08/15/47		200	209,360
Anthem, Inc.
2.38%, 01/15/25		35	36,579
2.25%, 05/15/30		294	289,345
4.65%, 01/15/43		47	55,853
5.10%, 01/15/44		318	394,985
3.13%, 05/15/50		290	276,731
Centene Corp.
4.25%, 12/15/27		315	331,341
3.38%, 02/15/30		220	222,061
3.00%, 10/15/30		315	314,477
2.50%, 03/01/31		415	396,333
Cigna Corp.
4.13%, 11/15/25		1,290	1,438,355
4.80%, 08/15/38		200	239,040
4.90%, 12/15/48		220	269,469
3.40%, 03/15/50		205	201,583
CommonSpirit Health
3.35%, 10/01/29		1,000	1,066,979
2.78%, 10/01/30		139	140,641
3.91%, 10/01/50		390	397,295
HCA, Inc.
5.00%, 03/15/24		785	873,433
5.25%, 06/15/26		430	494,224
5.50%, 06/15/47		625	777,371
5.25%, 06/15/49		360	440,521
Sutter Health
2.29%, 08/15/30		388	381,142
3.36%, 08/15/50		177	175,153
UnitedHealth Group, Inc.
3.75%, 07/15/25		770	852,774
3.50%, 08/15/39		104	111,950
2.75%, 05/15/40		215	211,396
4.63%, 11/15/41		645	797,467
4.75%, 07/15/45		382	481,375
4.25%, 06/15/48		40	47,686

Security	Par (000)		Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
3.70%, 08/15/49	USD	150	$162,991
3.88%, 08/15/59		41	45,786

			13,207,265

Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp., 4.88%, 12/09/45		203	245,740

Household Durables — 0.4%
Lennar Corp., 4.88%, 12/15/23		880	961,250
Panasonic Corp., 2.54%, 07/19/22(a)		1,220	1,248,564

			2,209,814

Industrial Conglomerates — 0.8%
General Electric Co.
2.70%, 10/09/22		380	392,940
3.45%, 05/01/27		305	331,216
3.63%, 05/01/30		500	538,332
6.75%, 03/15/32		208	278,588
6.15%, 08/07/37		5	6,569
4.13%, 10/09/42		10	10,723
4.35%, 05/01/50		390	432,879
Honeywell International, Inc.
2.70%, 08/15/29		315	328,408
1.95%, 06/01/30		250	246,747
Roper Technologies, Inc.
1.00%, 09/15/25		255	250,633
1.75%, 02/15/31		175	162,504
Siemens Financieringsmaatschappij NV
0.65%, 03/11/24(a)		820	819,670
2.88%, 03/11/41(a)		545	525,000

			4,324,209

Insurance — 1.4%
Aflac, Inc., 1.13%, 03/15/26		1,300	1,289,488
Allstate Corp., Series B, 5.75%, 08/15/53		788	833,310
American International Group, Inc.
4.50%, 07/16/44		478	541,199
4.80%, 07/10/45		317	374,644
Aon PLC
4.00%, 11/27/23		1,760	1,895,258
3.50%, 06/14/24		30	32,232
4.60%, 06/14/44		150	178,438
Hartford Financial Services Group, Inc., 4.30%, 04/15/43		115	129,320
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26		600	661,516
2.25%, 11/15/30		265	260,195
Prudential Financial, Inc.
3.94%, 12/07/49		100	109,472
4.35%, 02/25/50		425	491,916
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39(a)		90	129,885
Travelers Cos., Inc.
4.30%, 08/25/45		216	250,732
2.55%, 04/27/50		40	35,752

			7,213,357

Interactive Media & Services — 0.1%
Alphabet, Inc.
1.90%, 08/15/40		510	440,613
2.05%, 08/15/50		230	190,195

			630,808

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Internet & Direct Marketing Retail — 1.0%
Alibaba Group Holding Ltd.
4.20%, 12/06/47	USD	200	$219,317
3.15%, 02/09/51		535	497,967
Amazon.com, Inc.
3.15%, 08/22/27		1,705	1,865,564
3.88%, 08/22/37		100	114,578
4.05%, 08/22/47		225	263,337
2.50%, 06/03/50		250	223,610
2.70%, 06/03/60		150	133,045
Booking Holdings, Inc., 4.10%, 04/13/25		5	5,571
Expedia Group, Inc.
3.60%, 12/15/23(a)		1,220	1,298,511
6.25%, 05/01/25(a)		104	120,298
3.25%, 02/15/30		385	387,482
2.95%, 03/15/31(a)		95	93,699

			5,222,979

IT Services — 1.5%
Fidelity National Information Services, Inc., 3.10%, 03/01/41		105	103,141
Fiserv, Inc.
3.80%, 10/01/23		1,100	1,182,580
2.75%, 07/01/24		170	179,642
4.40%, 07/01/49		156	180,015
Global Payments, Inc.
1.20%, 03/01/26		1,220	1,200,996
3.20%, 08/15/29		295	310,697
2.90%, 05/15/30		350	357,293
4.15%, 08/15/49		500	545,586
International Business Machines Corp.
4.15%, 05/15/39		376	425,974
4.00%, 06/20/42		5	5,624
4.25%, 05/15/49		670	771,255
Mastercard, Inc.
1.90%, 03/15/31		265	260,477
3.65%, 06/01/49		30	32,744
3.85%, 03/26/50		96	108,782
PayPal Holdings, Inc.
1.65%, 06/01/25		1,935	1,970,610
3.25%, 06/01/50		295	293,513
Visa, Inc., 3.65%, 09/15/47		30	33,162

			7,962,091

Machinery — 0.2%
Deere & Co.
2.75%, 04/15/25		70	74,505
3.75%, 04/15/50		135	151,780
Otis Worldwide Corp.
2.57%, 02/15/30		108	108,777
3.11%, 02/15/40		153	150,622
PACCAR Financial Corp., 2.65%, 04/06/23		470	492,214

			977,898

Media — 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		255	330,223
6.48%, 10/23/45		1,260	1,640,534
5.13%, 07/01/49		8	9,001
4.80%, 03/01/50		925	992,262
3.70%, 04/01/51		300	280,591
3.85%, 04/01/61		680	623,390
Comcast Corp. 3.95%, 10/15/25		410	458,027

Security	Par (000)		Value

Media (continued)
Comcast Corp.
4.15%, 10/15/28	USD	635	$726,715
4.25%, 01/15/33		620	715,862
4.60%, 10/15/38		428	516,634
3.25%, 11/01/39		280	288,440
3.75%, 04/01/40		1,095	1,201,439
4.65%, 07/15/42		30	36,252
4.50%, 01/15/43		125	148,708
4.60%, 08/15/45		254	307,081
3.40%, 07/15/46		490	506,684
3.97%, 11/01/47		314	350,636
4.00%, 03/01/48		430	480,572
4.00%, 11/01/49		600	673,188
4.95%, 10/15/58		275	359,799
2.65%, 08/15/62		200	169,691
Cox Communications, Inc., 3.25%, 12/15/22(a)		105	109,763
Discovery Communications LLC
2.95%, 03/20/23		182	190,148
3.80%, 03/13/24		500	538,465
5.20%, 09/20/47		104	123,299
Fox Corp., 3.05%, 04/07/25		125	132,952
Grupo Televisa SAB, 6.63%, 01/15/40		405	521,944
Interpublic Group of Cos., Inc.
3.75%, 10/01/21		85	86,420
4.75%, 03/30/30		3	3,470
3.38%, 03/01/41		245	238,118
NBCUniversal Media LLC, 4.45%, 01/15/43		130	153,537
Time Warner Cable LLC, 4.50%, 09/15/42		137	146,427
ViacomCBS, Inc.
3.88%, 04/01/24		225	242,335
4.38%, 03/15/43		522	563,272
5.85%, 09/01/43		178	227,343
Walt Disney Co.
3.50%, 05/13/40		216	228,396
4.70%, 03/23/50		51	63,912
3.60%, 01/13/51		300	319,204

			14,704,734

Metals & Mining — 0.3%
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		168	217,294
Glencore Funding LLC, 4.13%, 05/30/23(a)		50	53,469
Newmont Corp.
2.80%, 10/01/29		80	82,218
2.25%, 10/01/30		300	292,241
Nucor Corp.
2.00%, 06/01/25		150	153,885
2.98%, 12/15/55(a)		13	11,753
Southern Copper Corp., 5.88%, 04/23/45		125	163,323
Steel Dynamics, Inc.
2.40%, 06/15/25		70	72,958
1.65%, 10/15/27		380	372,050
3.25%, 10/15/50		180	167,969

			1,587,160

Multiline Retail — 0.0%
Target Corp., 2.25%, 04/15/25		13	13,620

Multi-Utilities — 1.9%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		510	543,344
CenterPoint Energy Resources Corp., 1.75%, 10/01/30		315	289,202
CMS Energy Corp., 3.00%, 05/15/26		310	328,873
Consumers Energy Co., 2.50%, 05/01/60		425	352,898
Dominion Energy, Inc. 3.90%, 10/01/25		650	714,963

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multi-Utilities (continued)
Dominion Energy, Inc. 3.38%, 04/01/30	USD	200	$212,944
Eastern Energy Gas Holdings LLC, 4.60%, 12/15/44		100	111,696
NiSource, Inc.
0.95%, 08/15/25		250	245,244
3.60%, 05/01/30		175	189,676
5.25%, 02/15/43		55	67,845
4.38%, 05/15/47		364	407,901
ONE Gas, Inc., 1.10%, 03/11/24		1,300	1,299,630
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50		50	48,607
Sempra Energy, 3.40%, 02/01/28		2,125	2,278,930
Virginia Electric & Power Co.
4.00%, 01/15/43		260	288,651
4.60%, 12/01/48		510	626,463
3.30%, 12/01/49		661	657,394
2.45%, 12/15/50		745	636,454
Series A, 2.88%, 07/15/29		180	187,476
Series B, 6.00%, 01/15/36		626	837,657

			10,325,848

Oil, Gas & Consumable Fuels — 9.4%
BP Capital Markets America, Inc.
3.19%, 04/06/25		560	602,589
3.59%, 04/14/27		250	274,039
3.94%, 09/21/28		46	51,166
4.23%, 11/06/28		644	730,617
1.75%, 08/10/30		245	231,421
2.94%, 06/04/51		95	84,729
3.38%, 02/08/61		55	50,976
BP Capital Markets PLC, 3.28%, 09/19/27		117	126,364
Cameron LNG LLC, 3.30%, 01/15/35(a)		420	431,615
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		2,010	2,290,516
Chevron Corp., 1.55%, 05/11/25		550	561,222
Chevron U.S.A., Inc.
5.05%, 11/15/44		88	111,626
4.95%, 08/15/47		266	334,435
4.20%, 10/15/49		114	129,820
Cimarex Energy Co., 4.38%, 06/01/24		310	337,146
ConocoPhillips
3.75%, 10/01/27(a)		635	701,648
4.30%, 08/15/28(a)		293	332,136
2.40%, 02/15/31(a)		80	78,936
4.88%, 10/01/47(a)		118	143,359
4.85%, 08/15/48(a)		180	218,404
Devon Energy Corp.
5.60%, 07/15/41		471	543,383
4.75%, 05/15/42		225	238,705
Diamondback Energy, Inc.
2.88%, 12/01/24		1,965	2,072,170
4.75%, 05/31/25		20	22,350
3.50%, 12/01/29		1,150	1,193,526
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		485	515,266
Enbridge, Inc.
(Secured Overnight Financing Rate + 0.40%), 0.41%, 02/17/23(b)		340	340,517
2.50%, 01/15/25		815	849,427
4.50%, 06/10/44		635	687,054
6.25%, 03/01/78		780	816,584
Energy Transfer Operating LP
3.60%, 02/01/23		389	405,108
4.90%, 02/01/24		730	796,623
4.50%, 04/15/24		550	599,808

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP
2.90%, 05/15/25	USD	860	$894,932
4.20%, 04/15/27		394	429,370
6.50%, 02/01/42		210	250,432
6.13%, 12/15/45		250	287,585
5.30%, 04/15/47		84	88,652
6.00%, 06/15/48		82	94,327
6.25%, 04/15/49		470	551,689
Series 5Y, 4.20%, 09/15/23		1,186	1,270,061
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		1,691	1,776,024
Enterprise Products Operating LLC
5.95%, 02/01/41		196	250,973
5.70%, 02/15/42		114	145,751
4.45%, 02/15/43		1,044	1,136,144
4.25%, 02/15/48		229	243,239
4.80%, 02/01/49		406	465,468
4.20%, 01/31/50		250	266,166
EOG Resources, Inc., 4.38%, 04/15/30		225	258,304
Hess Corp.
4.30%, 04/01/27		600	653,904
5.60%, 02/15/41		617	711,770
5.80%, 04/01/47		396	472,202
HollyFrontier Corp., 2.63%, 10/01/23		640	659,452
Kinder Morgan Energy Partners LP
7.30%, 08/15/33		800	1,089,386
6.95%, 01/15/38		100	134,164
5.00%, 03/01/43		150	169,050
Kinder Morgan, Inc.
3.15%, 01/15/23		2,295	2,396,304
5.55%, 06/01/45		150	179,372
5.05%, 02/15/46		475	536,944
3.60%, 02/15/51		300	279,526
Marathon Oil Corp.
2.80%, 11/01/22		474	486,187
4.40%, 07/15/27		1,484	1,633,615
Marathon Petroleum Corp.
4.50%, 05/01/23		1,465	1,571,264
4.75%, 09/15/44		151	167,481
MPLX LP
3.50%, 12/01/22		70	73,043
1.75%, 03/01/26		955	956,458
4.13%, 03/01/27		640	710,479
4.25%, 12/01/27		70	78,692
Occidental Petroleum Corp.
2.70%, 08/15/22		284	284,106
2.90%, 08/15/24		880	870,355
4.63%, 06/15/45		30	26,253
Ovintiv Exploration, Inc., 5.38%, 01/01/26		335	369,179
Ovintiv, Inc., 6.63%, 08/15/37		70	84,179
Pioneer Natural Resources Co.
1.13%, 01/15/26		255	250,352
1.90%, 08/15/30		470	436,190
2.15%, 01/15/31		195	184,356
Sabine Pass Liquefaction LLC
5.75%, 05/15/24		1,110	1,252,465
4.20%, 03/15/28		225	246,843
4.50%, 05/15/30		450	504,985
Spectra Energy Partners LP, 3.38%, 10/15/26		880	946,371
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45		902	949,333
5.40%, 10/01/47		880	950,217

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)	USD	750	$768,734
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		265	294,222
Valero Energy Corp.
2.70%, 04/15/23		820	851,244
1.20%, 03/15/24		1,000	1,003,013
2.85%, 04/15/25		160	167,271
Williams Cos., Inc., 4.50%, 11/15/23		1,300	1,415,685

			50,127,048

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.50%, 04/30/49(a)		270	312,734

Pharmaceuticals — 1.5%
Bayer U.S. Finance II LLC
3.88%, 12/15/23(a)		1,025	1,104,638
4.25%, 12/15/25(a)		215	239,266
Bristol-Myers Squibb Co., 2.90%, 07/26/24		160	170,953
Johnson & Johnson, 3.55%, 03/01/36		302	337,244
Merck & Co., Inc.
1.45%, 06/24/30		58	55,256
3.70%, 02/10/45		19	20,919
Pfizer, Inc.
3.90%, 03/15/39		38	43,205
2.55%, 05/28/40		150	142,978
2.70%, 05/28/50		605	566,476
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23		1,445	1,518,348
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23		900	983,680
5.00%, 11/26/28		625	739,668
2.05%, 03/31/30		800	771,030
3.18%, 07/09/50		435	415,467
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		514	517,212
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21		108	108,067
Wyeth LLC, 5.95%, 04/01/37		293	407,653

			8,142,060

Road & Rail — 1.5%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		350	468,487
4.40%, 03/15/42		235	274,711
4.90%, 04/01/44		415	521,451
Canadian Pacific Railway Co., 2.05%, 03/05/30		125	120,760
CSX Corp.
3.25%, 06/01/27		195	212,043
3.80%, 03/01/28		480	532,725
4.25%, 03/15/29		135	153,323
4.30%, 03/01/48		105	119,685
4.75%, 11/15/48		71	85,341
3.80%, 04/15/50		20	21,222
Norfolk Southern Corp.
3.80%, 08/01/28		525	584,015
3.94%, 11/01/47		170	184,172
4.15%, 02/28/48		140	156,010
3.40%, 11/01/49		100	99,413
3.05%, 05/15/50		320	303,452
4.05%, 08/15/52		36	39,690
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/24(a)		60	64,658
4.00%, 07/15/25(a)		2,045	2,244,930
Ryder System, Inc., 2.80%, 03/01/22		70	71,382

Security	Par (000)		Value

Road & Rail (continued)
Union Pacific Corp.
4.05%, 03/01/46	USD	105	$116,745
4.50%, 09/10/48		215	252,833
3.80%, 10/01/51		164	176,065
3.95%, 08/15/59		159	171,181
3.84%, 03/20/60		814	865,117
2.97%, 09/16/62(a)		100	89,035

			7,928,446

Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.
2.50%, 12/05/21		340	344,333
2.95%, 04/01/25		155	164,726
Applied Materials, Inc., 3.30%, 04/01/27		705	767,133
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		1,078	1,170,606
Broadcom, Inc.
3.15%, 11/15/25		128	136,427
3.46%, 09/15/26		259	277,767
4.75%, 04/15/29		1,315	1,478,559
3.42%, 04/15/33(a)		1,592	1,596,559
3.75%, 02/15/51(a)		185	176,900
Intel Corp., 4.75%, 03/25/50		375	470,060
KLA Corp.
4.65%, 11/01/24		40	44,697
4.10%, 03/15/29		939	1,055,660
5.00%, 03/15/49		60	75,481
3.30%, 03/01/50		595	571,492
Lam Research Corp., 3.75%, 03/15/26		890	986,473
NVIDIA Corp., 3.50%, 04/01/40		340	365,730
NXP BV/NXP Funding LLC, 5.55%, 12/01/28(a)		70	83,861
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 06/18/29(a)		901	1,007,704
QUALCOMM, Inc.
4.30%, 05/20/47		365	429,694
3.25%, 05/20/50		100	101,478

			11,305,340

Software — 1.5%
Microsoft Corp.
3.45%, 08/08/36		143	158,482
2.53%, 06/01/50		1,580	1,438,706
2.92%, 03/17/52		904	890,487
Oracle Corp.
2.95%, 04/01/30		1,180	1,216,752
3.85%, 07/15/36		114	121,242
3.60%, 04/01/40		250	251,080
5.38%, 07/15/40		800	981,202
3.65%, 03/25/41		408	412,869
4.50%, 07/08/44		300	331,216
4.00%, 07/15/46		172	177,073
4.00%, 11/15/47		1,006	1,038,898
3.60%, 04/01/50		620	600,521
3.95%, 03/25/51		317	326,784
3.85%, 04/01/60		250	245,306

			8,190,618

Specialty Retail — 0.5%
Home Depot, Inc.
4.40%, 03/15/45		215	258,143
4.25%, 04/01/46		335	394,230
3.90%, 06/15/47		140	157,345
4.50%, 12/06/48		240	293,598
3.13%, 12/15/49		150	147,402

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
Home Depot, Inc.
3.35%, 04/15/50	USD	200	$207,424
Lowe’s Cos., Inc.
3.70%, 04/15/46		485	506,388
4.55%, 04/05/49		199	233,563
3.00%, 10/15/50		570	531,650

			2,729,743

Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.
2.20%, 09/11/29		25	25,332
3.85%, 05/04/43		481	544,014
4.38%, 05/13/45		775	930,793
4.65%, 02/23/46		400	497,362
3.85%, 08/04/46		730	818,380
3.75%, 09/12/47		200	221,216
2.65%, 02/08/51		515	470,597
Dell International LLC/EMC Corp., 8.35%, 07/15/46(a)		480	730,268
HP, Inc., 2.20%, 06/17/25		1,555	1,604,967

			5,842,929

Tobacco — 1.3%
Altria Group, Inc.
2.35%, 05/06/25		360	373,189
2.45%, 02/04/32		115	109,869
4.50%, 05/02/43		75	78,238
5.38%, 01/31/44		637	742,456
5.95%, 02/14/49		805	1,002,299
4.00%, 02/04/61		430	397,527
BAT Capital Corp.
4.70%, 04/02/27		1,240	1,395,801
3.56%, 08/15/27		105	111,775
2.26%, 03/25/28		300	295,365
4.39%, 08/15/37		170	178,232
Reynolds American, Inc.
4.45%, 06/12/25		885	982,031
5.70%, 08/15/35		875	1,037,797
7.00%, 08/04/41		70	90,564

			6,795,143

Trading Companies & Distributors — 0.4%
Air Lease Corp.
3.38%, 06/01/21		540	542,461
3.38%, 07/01/25		580	612,644
2.88%, 01/15/26		760	788,590
3.00%, 02/01/30		135	132,126

			2,075,821

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV
3.63%, 04/22/29		250	267,734
4.38%, 04/22/49		525	601,340
Rogers Communications, Inc., 3.70%, 11/15/49		4	3,972
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(a)		43	42,819
T-Mobile USA, Inc.
3.50%, 04/15/25(a)		220	237,353
4.38%, 04/15/40(a)		495	549,975
3.00%, 02/15/41(a)		165	153,145
4.50%, 04/15/50(a)		365	409,855
3.30%, 02/15/51(a)		265	247,661

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC
4.38%, 02/19/43	USD	427	$475,523
5.25%, 05/30/48		340	424,469

			3,413,846

Total Corporate Bonds — 87.0% (Cost: $454,463,986)			465,122,614

Foreign Agency Obligations

Norway — 0.1%
Equinor ASA, 2.88%, 04/06/25		375	400,415

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		560	519,680

Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.25%, 11/24/30(a)		485	465,382
4.25%, 04/16/39(a)		200	215,312

			680,694

Total Foreign Agency Obligations — 0.3% (Cost: $1,615,086)			1,600,789

Foreign Government Obligations

Chile — 0.1%
Republic of Chile, 3.50%, 01/25/50		710	723,091

Colombia — 0.2%
Republic of Colombia, 4.50%, 03/15/29		1,050	1,146,797

Indonesia — 0.8%
Republic of Indonesia
3.75%, 04/25/22(a)		3,000	3,092,812
4.13%, 01/15/25(a)		350	383,250
3.50%, 01/11/28		975	1,045,383

			4,521,445

Israel — 0.1%
State of Israel, 3.88%, 07/03/50		250	274,609

Mexico — 1.0%
United Mexican States
4.15%, 03/28/27		1,393	1,544,837
2.66%, 05/24/31		875	829,883
4.75%, 03/08/44		923	966,554
4.60%, 02/10/48		600	611,063
5.00%, 04/27/51		655	708,628
3.77%, 05/24/61		620	546,181

			5,207,146

Panama — 0.2%
Republic of Panama
3.16%, 01/23/30		400	415,750
4.30%, 04/29/53		240	257,025
4.50%, 04/01/56		200	219,438

			892,213

Peru — 0.4%
Republic of Peru
2.39%, 01/23/26		760	782,325
3.30%, 03/11/41		845	825,987
2.78%, 12/01/60		860	708,694

			2,317,006

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26		440	486,750

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27	USD	315	$357,722

Total Foreign Government Obligations — 3.0% (Cost: $15,420,435)			15,926,779

Municipal Bonds

California — 1.1%
City of San Francisco Public Utilities Commission Water Revenue RB, 3.30%, 11/01/39		495	521,131
Los Angeles Community College District, GO, Refunding, 1.61%, 08/01/28		1,170	1,161,085
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45		1,075	1,675,377
State of California, GO, 7.63%, 03/01/40		1,125	1,809,540
University of California, RB, 3.35%, 07/01/29		550	607,150

			5,774,283

Illinois — 0.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40		1,000	1,437,680

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42		165	175,139

New York — 0.7%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39		1,125	1,754,258
New York State Dormitory Authority RB, 3.11%, 02/15/39		590	608,296
Port Authority of New York & New Jersey, RB, 4.46%, 10/01/62		1,040	1,280,281

			3,642,835

Texas — 0.0%
Texas Transportation Commission RB, 2.56%, 04/01/42		210	207,867

Total Municipal Bonds — 2.1% (Cost: $9,117,639)			11,237,804

Preferred Securities

Capital Trusts — 2.6%

Banks — 1.9%
BNP Paribas SA, 4.63%(a)(c)		1,350	1,341,563
Citigroup, Inc., 3.88%(c)		1,300	1,293,929
HSBC Holdings PLC
4.00%(c)		200	199,000
4.60%(c)		345	341,119
6.00%(c)		520	569,270
6.38%(c)		500	551,000
JPMorgan Chase & Co.
Series FF, 5.00%(c)		208	215,020
Series I, (3 mo. LIBOR US + 3.47%), 3.68%(b)(c)		244	243,573
Series S, 6.75%(c)		925	1,012,875
Lloyds Banking Group PLC, 7.50%(c)		380	434,150
Natwest Group PLC, 6.00%(c)		1,010	1,108,172
U.S. Bancorp, Series J, 5.30%(c)		1,075	1,179,006
Wells Fargo & Co.
3.90%(c)		340	343,366
Series U, 5.88%(c)		1,125	1,238,625

			10,070,668

Capital Markets — 0.4%
Charles Schwab Corp, Series I, 4.00%(c)		500	507,400

Security	Par (000)		Value

Capital Markets (continued)
Charles Schwab Corp., Series H, 4.00%(c)	USD	673	$661,559
State Street Corp.
Series F, (3 mo. LIBOR US + 3.60%), 3.78%(b)(c)		95	95,261
Series H, 5.63%(c)		735	772,706
UBS Group AG, 4.38%(a)(c)		230	226,895

			2,263,821

Electric Utilities — 0.1%
Exelon Corp., 3.50%		785	809,671

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.72%(d)		490	494,077

Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust
5.63%		359	380,540
5.88%		120	130,800

			511,340

Total Preferred Securities — 2.6% (Cost: $13,625,303)			14,149,577

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40 - 08/15/40		10,748	8,751,246
1.38%, 11/15/40 - 08/15/50		1,252	1,030,077
2.38%, 11/15/49		868	861,642
2.00%, 02/15/50		77	70,690
1.63%, 11/15/50		421	351,061
1.88%, 02/15/51		5,284	4,689,550
U.S. Treasury Notes
0.13%, 09/15/23		600	598,359
1.13%, 02/15/31		2,346	2,216,604

Total U.S. Treasury Obligations — 3.5% (Cost: $20,977,048)			18,569,229

Total Long-Term Investments — 98.5% (Cost: $515,219,497)			526,606,792

	Shares

Short-Term Securities(e)

Money Market Funds — 0.8%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%		4,417,272	4,417,272

Total Short-Term Securities — 0.8% (Cost: $4,417,272)			4,417,272

Total Investments — 99.3% (Cost: $519,636,769)			531,024,064
Other Assets Less Liabilities — 0.7%			3,902,123

Net Assets — 100.0%			$534,926,187

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Annualized 7-day yield as of period end.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	14	06/21/21	$2,168	$(29,645)
U.S. Treasury Notes (10 Year)	78	06/21/21	10,222	(148,362)
U.S. Ultra Treasury Bonds	38	06/21/21	6,911	(123,605)
U.S. Ultra Treasury Notes (10 Year)	9	06/21/21	1,295	(4,559)
U.S. Treasury Notes (2 Year)	50	06/30/21	11,037	(1,966)

				(308,137)

Short Contracts
U.S. Treasury Notes (5 Year)	212	06/30/21	26,172	164,241

				$(143,896)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	BBB-	USD 1,875	$2,256	$(3,375)	$5,631

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ (3,375)	$ 5,631	$ —

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$164,241	$—	$164,241
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	5,631	—	—	—	—	5,631

	$—	$5,631	$—	$—	$164,241	$—	$169,872

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$308,137	$—	$308,137
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	3,375	—	—	—	—	3,375

	$—	$3,375	$—	$—	$308,137	$—	$311,512

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(1,402,443)	$—	$(1,402,443)
Options purchased(a)	—	—	—	—	(173,230)	—	(173,230)
Swaps	—	29,237	—	—	—	—	29,237

	$—	$29,237	$—	$—	$(1,575,673)	$—	$(1,546,436)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(85,399)	$—	$(85,399)
Options purchased(b)	—	—	—	—	172,695	—	172,695
Swaps	—	45,900	—	—	—	—	45,900

	$—	$45,900	$—	$—	$87,296	$—	$133,196

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,481,612
Average notional value of contracts — short	$14,035,534
Options
Average notional value of swaption contracts purchased	$1,190,000
Credit default swaps
Average notional value — buy protection	$2,611,875
Average notional value — sell protection	$2,975,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$24,817	$33,538
Swaps — OTC(a)	5,631	3,375

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$30,448	$36,913

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(24,817)	(33,538)

Total derivative assets and liabilities subject to an MNA	$5,631	$3,375

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities.

The following tables present the Funds’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Morgan Stanley & Co. International PLC	$5,631	$(3,375)	$—	$—	$2,256

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$3,375	$(3,375)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$465,122,614	$—	$465,122,614
Foreign Agency Obligations	—	1,600,789	—	1,600,789
Foreign Government Obligations	—	15,926,779	—	15,926,779
Municipal Bonds	—	11,237,804	—	11,237,804
Preferred Securities	—	14,149,577	—	14,149,577
U.S. Treasury Obligations	—	18,569,229	—	18,569,229
Short-Term Securities
Money Market Funds	4,417,272	—	—	4,417,272

	$4,417,272	$526,606,792	$—	$531,024,064

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$5,631	$—	$5,631
Interest Rate Contracts	164,241	—	—	164,241

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2021	BATS: Series C Portfolio

		Level 1		Level 2	Level 3		Total
Liabilities
Interest Rate Contracts	$	(308,137)	$	—	$—	$	(308,137)

	$	(143,896)	$	5,631	$—	$	(138,265)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds

Alabama — 1.6%
County of Jefferson Sewer Revenue, Refunding RB, Series D, 6.50%, 10/01/53	USD	1,000	$1,158,500
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)		1,645	2,043,649
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35		1,000	1,184,830
Tuscaloosa County IDA, Refunding RB, Series A, 5.25%, 05/01/44(b)		1,745	1,983,053

			6,370,032

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 4.63%, 06/01/23		45	45,067

Arizona — 2.2%
Arizona IDA
RB, 5.00%, 07/01/45(b)		265	282,957
RB, 5.00%, 12/15/49(b)		105	115,696
RB, 7.10%, 01/01/55(b)		1,150	1,135,085
RB, 5.00%, 07/01/55(b)		285	298,962
RB, Series B, 5.13%, 07/01/47(b)		195	216,372
Refunding RB, 5.50%, 07/01/52(b)		610	655,396
Refunding RB, Series A, 5.00%, 07/01/26(b)		300	330,756
Refunding RB, Series A, 5.13%, 07/01/37(b)		605	671,338
Refunding RB, Series G, 5.00%, 07/01/47(b)		185	202,547
City of Phoenix IDA
RB, 5.00%, 07/01/46(b)		570	620,285
RB, 5.00%, 07/01/59		880	989,551
RB, Series A, 5.00%, 07/01/49(b)		270	275,597
Refunding RB, 5.00%, 07/01/35(b)		300	327,150
Refunding RB, 5.00%, 07/01/45(b)		100	107,382
Refunding RB, Series A, 5.00%, 07/01/35(b)		45	49,020
County of Pima IDA
RB, 5.13%, 07/01/39		145	146,946
RB, 5.25%, 07/01/49		180	181,496
Refunding RB, 5.00%, 07/01/56(b)		295	298,575
La Paz County IDA, RB, 5.88%, 06/15/48(b)		285	297,885
Maricopa County IDA
RB, 5.25%, 10/01/40(b)		280	289,377
RB, 5.50%, 10/01/51(b)		280	289,657
Refunding RB, Series A, 4.13%, 09/01/38		230	263,247
Salt Verde Financial Corp., RB, 5.00%, 12/01/37		500	691,100

			8,736,377

Arkansas — 1.8%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)		3,045	3,312,138
RB, AMT, 4.75%, 09/01/49(b)		3,150	3,501,918
Pulaski County Public Facilities Board
RB, 5.00%, 12/01/39		230	268,562
RB, 5.00%, 12/01/42		250	275,407

			7,358,025

California — 5.0%
Bay Area Toll Authority, Refunding RB, 2.00%, 04/01/56(a)		5,420	5,758,100
California Community Housing Agency, RB, Series A-2, 4.00%, 08/01/47(b)		1,220	1,260,541
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36		300	302,535
California Municipal Finance Authority
RB, 5.63%, 07/01/44(b)		150	156,945
Refunding RB, Series A, 5.00%, 02/01/46		650	724,529
Refunding RB, Series B, 5.00%, 01/01/37		630	737,535

Security	Par (000)		Value

California (continued)
California Public Finance Authority, RB, 6.25%, 07/01/54(b)	USD	1,100	$1,254,990
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(b)		250	278,947
Refunding RB, 5.00%, 07/01/51(b)		300	336,435
California Statewide Communities Development Authority
Refunding RB, Series A, 5.25%, 11/01/44(b)		250	259,170
Refunding RB, (AGM), 5.00%, 11/15/49		500	582,910
California Statewide Financing Authority
RB, 5.63%, 05/01/29		20	20,083
RB, 6.00%, 05/01/43		315	315,775
RB, 6.00%, 05/01/43		85	85,209
City of Irvine, Special Tax Bonds, 5.00%, 09/01/44		250	274,870
City of Roseville, Special Tax Bonds, 5.00%, 09/01/44		500	515,535
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(b)		2,250	2,347,267
Golden State Tobacco Securitization Corp.
Refunding RB, Series A-1, 3.50%, 06/01/36		1,160	1,180,660
Refunding RB, Series A-1, 5.00%, 06/01/47		115	118,854
Refunding RB, Series A-2, 5.00%, 06/01/47		1,865	1,927,571
Hastings Campus Housing Finance Authority, RB,
Series A, 0.00%, 07/01/61(b)(c)		1,045	553,745
Riverside County Public Financing Authority, RB,
5.25%, 11/01/45		500	594,700
San Francisco City & County Redevelopment Agency
Successor Agency, TA, 0.00%, 08/01/31(b)(c)		580	353,933

			19,940,839

Colorado — 3.6%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47		1,000	1,043,690
Arista Metropolitan District, GO, Refunding, 5.00%, 12/01/38		500	532,675
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50		500	535,650
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48		500	534,550
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48		1,050	1,108,559
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)		155	159,988
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45		500	545,680
Colorado Health Facilities Authority RB, 5.25%, 01/01/45		620	674,572
Refunding RB, 5.00%, 07/01/38		215	231,525
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40		950	1,050,130
DIATC Metropolitan District, GO, 3.25%, 12/01/29(b)		590	602,962
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39		600	643,830
GO, Series A, 5.00%, 08/01/49		540	574,117
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51		575	586,621
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48		500	529,415
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49		675	721,879
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)		930	989,818
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37		550	588,533

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Colorado (continued)
Southlands Metropolitan District No. 1
GO, Refunding, Series A-1, 5.00%, 12/01/37	USD	250	$275,717
GO, Refunding, Series A-1, 5.00%, 12/01/47		180	194,377
Thompson Crossing Metropolitan District No. 4, GO,
Refunding, 5.00%, 12/01/49		645	685,596
Village at Dry Creek Metropolitan District No. 2, GO,
4.38%, 12/01/44		1,000	1,036,440
Westcreek Metropolitan District No. 2, GO, Series A,
5.38%, 12/01/48		500	530,130

			14,376,454

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority
RB, Series A, 5.00%, 01/01/45(b)		190	207,263
RB, Series A, 5.00%, 01/01/55(b)		255	275,209
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)		775	794,863
Mohegan Tribe of Indians of Connecticut
RB, Series A, 6.75%, 02/01/45(b)		98	100,756
Refunding RB, Series C-1, 6.25%, 02/01/30(b)		330	336,917

			1,715,008

District of Columbia — 1.7%
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(c)		8,970	1,917,427
RB, 0.00%, 06/15/46(c)		10,325	1,515,607
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, 4.00%, 10/01/49		3,030	3,377,026

			6,810,060

Florida — 6.7%
Babcock Ranch Community Independent Special
District, Special Assessment RB, 4.25%, 11/01/21		125	126,223
Brevard County Health Facilities Authority, Refunding
RB, 5.00%, 04/01/39		500	555,770
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31		480	530,419
Capital Trust Agency, Inc.
RB, 5.00%, 06/15/49(b)		100	105,279
RB, 5.75%, 06/01/54(b)		420	438,871
Celebration Pointe Community Development District
Special Assessment RB, 4.00%, 05/01/22(b)		55	55,482
Special Assessment RB, 5.13%, 05/01/45		235	244,673
Charlotte County IDA
RB, 5.00%, 10/01/34(b)		105	117,700
RB, 5.00%, 10/01/49(b)		510	546,776
Collier County Health Facilities Authority, Refunding
RB, Series A, 5.00%, 05/01/45		1,000	1,108,840
County of Broward Airport System Revenue, RB, AMT,
Series A, 4.00%, 10/01/49		610	676,386
County of Broward Port Facilities Revenue, RB, AMT,
Series B, 4.00%, 09/01/49		2,500	2,751,850
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(c)		935	392,045
Refunding RB, Series A-2, 0.00%, 10/01/47(c)		900	363,051
Refunding RB, Series A-2, 0.00%, 10/01/48(c)		635	246,488
Refunding RB, Series A-2, 0.00%, 10/01/49(c)		525	196,486
County of Palm Beach, RB, 5.00%, 04/01/51(b)		110	114,687
Escambia County Health Facilities Authority,
Refunding RB, 4.00%, 08/15/45		505	560,212

Security	Par (000)		Value

Florida (continued)
Florida Development Finance Corp.
RB, 5.25%, 06/01/55(b)	USD	645	$713,009
RB, 5.13%, 06/15/55(b)		2,490	2,502,276
RB, Series A, 6.13%, 06/15/44		45	48,141
RB, AMT, 5.00%, 08/01/29(a)(b)		470	485,999
RB, AMT, Series B, 7.38%, 01/01/49(b)		1,505	1,481,793
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40		210	212,635
Special Assessment RB, 4.50%, 05/01/52		235	239,395
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36		250	266,497
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33		370	383,768
Hillsborough County Aviation Authority, Refunding RB, AMT, Series A, 5.00%, 10/01/44		350	389,714
Lakewood Ranch Stewardship District
Special Assessment RB, 3.00%, 05/01/24		155	156,814
Special Assessment RB, 3.13%, 05/01/25		315	320,342
Special Assessment RB, 3.25%, 05/01/29		225	232,639
Special Assessment RB, 4.75%, 05/01/29		180	201,377
Special Assessment RB, 4.95%, 05/01/29(b)		135	152,554
Special Assessment RB, 4.88%, 05/01/35		150	160,071
Special Assessment RB, 4.40%, 05/01/39		525	566,475
Special Assessment RB, 5.30%, 05/01/39		205	234,188
Special Assessment RB, 5.50%, 05/01/39(b)		135	156,122
Special Assessment RB, 5.13%, 05/01/46		100	105,428
Special Assessment RB, 5.45%, 05/01/48		365	415,403
Special Assessment RB, 5.65%, 05/01/48(b)		210	241,933
Special Assessment RB, 4.00%, 05/01/49(b)		200	207,128
Special Assessment RB, 3.90%, 05/01/50		240	245,887
Orange County Health Facilities Authority
RB, 5.00%, 08/01/35		250	283,437
Refunding RB, 5.00%, 08/01/41		695	765,730
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25		300	305,454
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25		275	278,462
Special Assessment Refunding RB, 3.38%, 05/01/30		335	344,896
Pinellas County IDA, RB, 5.00%, 07/01/39		250	293,410
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31		100	104,050
Special Assessment RB, Series 2, 4.00%, 05/01/50		425	431,392
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24		100	101,441
Special Assessment RB, 3.50%, 11/01/30		200	206,736
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41		135	131,225
Special Assessment RB, Series A1, 4.00%, 05/01/51		130	124,192
Special Assessment RB, Series A-2, 3.88%, 05/01/31		155	151,976
Seminole County IDA
Refunding RB, 5.50%, 11/15/49		740	721,248
Refunding RB, 5.75%, 11/15/54		595	592,126

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Florida (continued)
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34	USD	375	$382,942
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37		185	196,017
Trout Creek Community Development District
Special Assessment RB, 4.50%, 05/01/23		165	168,970
Special Assessment RB, 5.00%, 05/01/28		240	267,504
Special Assessment RB, 5.63%, 05/01/45		200	216,640
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29		100	107,532
Special Assessment RB, 4.75%, 05/01/39		190	206,745
Special Assessment RB, 5.00%, 05/01/50		290	315,340
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)		805	846,248

			26,794,539

Georgia — 0.8%
Gainesville & Hall County Hospital Authority, Refunding RB, (County GTD), 5.50%, 08/15/54		250	291,515
George L. Smith II Congress Center Authority
RB, 4.00%, 01/01/54(d)		380	420,493
RB, 5.00%, 01/01/54(d)		120	130,712
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49		950	1,380,093
Municipal Electric Authority of Georgia, Refunding RB,
Sub-Series A, 4.00%, 01/01/49		845	944,330

			3,167,143

Guam — 0.2%
Territory of Guam
Refunding RB, Series A, 5.00%, 11/01/35		265	326,459
Refunding RB, Series A, 5.00%, 11/01/40		365	441,993

			768,452

Idaho — 0.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43		330	374,735

Illinois — 6.0%
Chicago Board of Education
GO, Series A, 5.00%, 12/01/41		200	203,478
GO, Series A, 5.00%, 12/01/42		570	581,286
GO, Series D, 5.00%, 12/01/46		190	219,862
GO, Series D, 5.00%, 12/01/46		485	511,161
GO, Series H, 5.00%, 12/01/46		625	713,562
GO, Refunding, Series A, 0.00%, 12/01/25(c)		135	125,187
GO, Refunding, Series A, 5.00%, 12/01/28		125	152,570
GO, Refunding, Series A, 5.00%, 12/01/29		155	190,968
GO, Refunding, Series A, 5.00%, 12/01/30		505	619,559
GO, Refunding, Series B, 4.00%, 12/01/35		230	236,548
GO, Refunding, Series C, 5.00%, 12/01/25		225	262,204
GO, Refunding, Series C, 5.00%, 12/01/34		625	730,269
GO, Refunding, Series D, 5.00%, 12/01/25		290	337,952
GO, Refunding, Series F, 5.00%, 12/01/22		215	230,508
Chicago O’Hare International Airport
Refunding RB, Series D, 5.00%, 01/01/39		260	279,430
Refunding RB, Series D, 5.00%, 01/01/46		1,000	1,131,590
City of Chicago
GO, Refunding, Series A, 5.25%, 01/01/32		530	581,601
GO, Refunding, Series A, 6.00%, 01/01/38		510	615,488
GO, Refunding, Series B, 5.43%, 01/01/42		2,345	2,543,410
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39		500	566,455

Security	Par (000)		Value

Illinois (continued)
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	USD	920	$1,006,213
Illinois Finance Authority
Refunding RB, 6.13%, 02/01/45		150	155,475
Refunding RB, 5.00%, 02/15/47		900	976,185
Refunding RB, Series C, 5.00%, 02/15/41		650	773,130
Metropolitan Pier & Exposition Authority
RB, 0.00%, 12/15/52(c)		2,045	692,069
RB, 5.50%, 06/15/53		390	449,849
RB, 5.00%, 06/15/57		660	764,742
Refunding RB, 0.00%, 12/15/54(c)		7,170	2,209,220
Refunding RB, (State Appropriation), Series B, 5.00%, 06/15/52		80	82,743
State of Illinois
GO, 5.00%, 01/01/28		1,005	1,167,478
GO, 5.00%, 04/01/31		1,000	1,109,120
GO, 5.50%, 07/01/33		365	392,463
GO, 5.00%, 03/01/37		300	310,548
GO, 5.00%, 02/01/39		1,000	1,071,300
GO, 5.00%, 05/01/39		275	295,886
GO, Series A, 5.00%, 01/01/33		310	319,263
GO, Series A, 5.00%, 12/01/35		825	958,922
GO, Series D, 5.00%, 11/01/28		295	345,820
GO, Refunding, Series B, 5.00%, 10/01/27		105	126,222

			24,039,736

Indiana — 0.7%
City of Anderson, RB, 5.38%, 01/01/40		340	346,266
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)		350	350,210
Indiana Finance Authority
RB, AMT, 6.75%, 05/01/39		640	794,054
RB, AMT, 5.25%, 01/01/51		1,000	1,079,000
Refunding RB, 4.75%, 03/01/32		270	281,243

			2,850,773

Iowa — 1.3%
Iowa Finance Authority
RB, Series A, 5.00%, 05/15/48		940	1,062,698
Refunding RB, 3.13%, 12/01/22		530	540,425
Refunding RB, 5.25%, 12/01/25		310	334,478
Refunding RB, 5.25%, 12/01/50(a)		400	428,464
Refunding RB, Series E, 4.00%, 08/15/46		570	615,583
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44		2,000	1,914,260
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.50%, 06/01/42		485	490,888

			5,386,796

Louisiana — 0.9%
Juban Crossing Economic Development District, Refunding RB, 7.00%, 09/15/44(b)		475	456,009
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)		400	407,620
Louisiana Public Facilities Authority
RB, 5.00%, 06/01/41(b)		210	222,128
RB, 5.25%, 06/01/51(b)		455	483,401
RB, 5.25%, 06/01/60(b)		840	885,301
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)		950	1,185,828

			3,640,287

Maryland — 2.0%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44		250	255,363

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Maryland (continued)
City of Baltimore
Refunding RB, 4.00%, 09/01/27	USD	100	$104,265
Refunding TA, 3.20%, 06/01/30(b)		200	200,176
Refunding TA, 3.25%, 06/01/31(b)		225	225,450
Refunding TA, 3.30%, 06/01/32(b)		500	500,030
Refunding TA, 3.35%, 06/01/33(b)		540	539,503
Refunding TA, 3.40%, 06/01/34(b)		570	568,786
Refunding TA, 3.45%, 06/01/35(b)		610	608,377
County of Frederick, Refunding TA, 4.63%, 07/01/43(b)		1,200	1,362,672
Maryland EDC
RB, AMT, 5.00%, 03/31/51		620	697,661
Refunding RB, 5.00%, 07/01/39		100	106,760
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(b)		1,940	2,179,357
Refunding RB, 5.00%, 07/01/40		500	564,785

			7,913,185

Massachusetts — 1.5%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/43		500	584,010
RB, 5.00%, 01/01/48		1,000	1,152,630
RB, 5.00%, 10/01/54		710	735,972
RB, Series A, 5.00%, 01/01/47		500	571,225
RB, Series N, 5.00%, 07/01/44		500	565,305
Refunding RB, Series A, 4.00%, 07/01/44		1,250	1,387,113
Massachusetts HFA
RB, Series D-1, 2.55%, 12/01/50		230	227,461
Refunding RB, AMT, Series A, 4.45%, 12/01/42		620	654,763

			5,878,479

Michigan — 0.6%
Advanced Technology Academy, Refunding RB, 3.88%, 11/01/29		250	264,465
City of Detroit
GO, 5.00%, 04/01/34		90	105,090
GO, 5.00%, 04/01/35		90	104,783
GO, 5.00%, 04/01/36		65	75,486
GO, 5.00%, 04/01/37		100	115,812
GO, 5.00%, 04/01/38		45	51,983
Michigan Finance Authority, RB, AMT, 5.00%, 07/01/44		250	264,475
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44		500	566,340
RB, Series D, 5.00%, 12/01/40		500	579,445
RB, AMT, 5.00%, 12/01/39		250	283,122

			2,411,001

Minnesota — 1.1%
City of Deephaven, Refunding RB, 5.25%, 07/01/37		605	655,693
City of Minneapolis
RB, 5.00%, 07/01/40		435	473,154
RB, Series A, 5.75%, 07/01/55		850	935,280
Duluth EDA
Refunding RB, 4.25%, 02/15/48		1,265	1,406,692
Refunding RB, 5.25%, 02/15/58		425	505,559
Housing & Redevelopment Authority of the City of St. Paul Minnesota
RB, Series A, 5.50%, 07/01/38(b)		240	266,129
Refunding RB, 5.50%, 09/01/36		310	353,047

			4,595,554

Security	Par (000)		Value

Missouri — 1.0%
City of St. Louis Missouri IDA
Refunding RB, 4.38%, 11/15/35	USD	215	$202,569
Refunding RB, 4.75%, 11/15/47		240	225,605
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 07/01/40(d)		1,170	1,366,993
Kansas City IDA, Refunding RB, 5.75%, 11/15/36(b)(e)(f)		220	75,449
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(b)		755	804,973
TA, 5.00%, 02/01/40(b)		260	276,565
Plaza at Noah’s Ark Community Improvement District,
Refunding TA, 5.00%, 05/01/35		400	348,984
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37		695	781,034

			4,082,172

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45		500	576,235

Nevada — 1.6%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49		190	209,330
City of Reno, Refunding RB, (AGM), Series A-1, 4.00%, 06/01/46		5,000	5,454,700
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40		190	218,447
RB, 5.00%, 07/01/45		240	272,657
RB, 5.00%, 07/01/51		255	287,181

			6,442,315

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series A, 4.13%, 08/15/40		320	323,085
RB, Series A, 4.25%, 08/15/46		365	365,993
RB, Series A, 4.50%, 08/15/55		755	757,205
Refunding RB, 4.63%, 11/01/42(b)		320	332,221
Refunding RB, Series A, 3.63%, 07/01/43(a)(b)		290	297,160
Refunding RB, AMT, 4.88%, 11/01/42(b)		130	135,665

			2,211,329

New Jersey — 6.3%
Casino Reinvestment Development Authority, Inc.
Refunding RB, 5.25%, 11/01/39		250	265,958
Refunding RB, 5.25%, 11/01/44		560	587,574
New Jersey EDA
RB, 5.00%, 07/01/32		200	210,390
RB, 5.25%, 11/01/54(b)		945	946,295
RB, Series EEE, 5.00%, 06/15/43		2,935	3,461,070
RB, Series WW, 5.25%, 06/15/40		55	66,014
RB, Series WW, 5.25%, 06/15/40		945	1,077,886
RB, AMT, 6.50%, 04/01/31		95	101,197
RB, AMT, 5.38%, 01/01/43		500	551,960
Refunding RB, Series A, 6.00%, 08/01/49(b)		250	261,445
Refunding RB, (AGM), 5.00%, 06/01/37		200	234,488
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/47		540	593,341
Refunding RB, 4.25%, 07/01/44		395	432,655
Refunding RB, 5.00%, 07/01/44		220	248,189
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49		820	830,914
New Jersey Transportation Trust Fund Authority RB, 5.25%, 06/15/43		1,615	1,952,987

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority
RB, Series AA, 5.00%, 06/15/38	USD	325	$341,334
RB, Series AA, 5.25%, 06/15/41		205	233,673
RB, Series AA, 5.00%, 06/15/44		30	32,447
RB, Series AA, 5.00%, 06/15/44		30	33,062
RB, Series AA, 4.00%, 06/15/45		710	791,877
RB, Series AA, 5.00%, 06/15/46		450	502,794
RB, Series BB, 4.00%, 06/15/50		4,000	4,356,720
New Jersey Turnpike Authority
RB, Series A, 5.00%, 01/01/43		370	392,337
RB, Series A, 4.00%, 01/01/48		2,000	2,249,420
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		375	461,235
Refunding RB, Series A, 5.25%, 06/01/46		1,100	1,304,017
Refunding RB, Sub-Series B, 5.00%, 06/01/46		2,500	2,899,100

			25,420,379

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42		325	343,112

New York — 9.5%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)		285	315,945
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48		1,000	1,024,600
City of New York, GO, Series F-1, 5.00%, 03/01/44		3,000	3,765,780
County of Cattaraugus, RB, 5.00%, 05/01/44		195	204,134
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45		495	499,346
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44		500	542,335
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56		125	129,740
Metropolitan Transportation Authority
RB, Series B, 3.00%, 11/15/25		165	171,491
RB, Series C-1, 4.75%, 11/15/45		1,285	1,513,640
RB, Series C-1, 5.25%, 11/15/55		1,950	2,370,537
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44		1,000	1,042,630
New York Counties Tobacco Trust IV
Refunding RB, 6.25%, 06/01/41(b)		550	556,958
Refunding RB, Series A, 5.00%, 06/01/42		915	922,723
Refunding RB, Series A, 5.00%, 06/01/45		225	226,892
New York Counties Tobacco Trust VI
Refunding RB, 5.00%, 06/01/45		835	889,183
Refunding RB, 5.00%, 06/01/51		420	439,341
New York Liberty Development Corp.
Refunding RB, 5.38%, 11/15/40(b)		150	167,984
Refunding RB, 5.00%, 11/15/44(b)		3,000	3,275,550
New York State Dormitory Authority
Refunding RB, 5.00%, 12/01/35(b)		215	249,101
Refunding RB, Series A, 4.00%, 03/15/47		2,000	2,297,440
Refunding RB, Series A, 5.00%, 03/15/49		5,000	6,259,200
New York State HFA, RB, (State of New York Mortgage Agency), Series L-1, 2.60%, 11/01/50		1,215	1,211,610
New York State Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/45		1,190	1,348,925
New York Transportation Development Corp.
RB, AMT, 5.00%, 07/01/34		500	565,170
RB, AMT, 5.00%, 10/01/35		240	295,013
RB, AMT, 5.00%, 10/01/40		680	826,526
RB, AMT, 5.00%, 07/01/41		1,470	1,640,152
RB, AMT, 4.00%, 04/30/53		640	714,330

Security		Par (000)	Value

New York (continued)
New York Transportation Development Corp. Refunding RB, AMT, 5.38%, 08/01/36	USD	865	$1,040,396
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44		385	415,153
Westchester County Healthcare Corp., RB, Series A, 5.00%, 11/01/44		322	357,804
Westchester County Local Development Corp., Refunding RB, 5.00%, 01/01/34		1,080	1,131,322
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42		940	1,012,474
Refunding RB, Sub-Series C, 5.13%, 06/01/51		500	551,465

			37,974,890

North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 5.25%, 01/01/41		250	263,265
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(b)		250	270,035

			533,300

North Dakota — 0.3%
County of Cass, Refunding RB, 5.25%, 02/15/58		855	1,014,175

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55		5,795	6,525,402
County of Franklin
RB, 6.13%, 07/01/40		30	32,220
RB, 6.13%, 07/01/40		555	586,563
County of Hamilton
Refunding RB, 5.00%, 01/01/46		190	201,298
Refunding RB, 4.00%, 08/15/50		915	1,051,463
County of Hardin
Refunding RB, 5.00%, 05/01/30		140	150,788
Refunding RB, 5.25%, 05/01/40		285	298,332
Refunding RB, 5.50%, 05/01/50		670	697,269
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)		455	477,527
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)		880	952,107
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)		265	260,906
Southern Ohio Port Authority, RB, AMT, Series A, 7.00%, 12/01/42(b)		1,380	1,562,588
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53		370	417,434

			13,213,897

Oklahoma — 1.9%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37		1,000	1,153,550
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(b)		3,090	3,110,796
RB, Series B, 5.00%, 08/15/38		975	1,180,169
RB, Series B, 5.25%, 08/15/43		875	1,064,455
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45		965	1,013,163

			7,522,133

Oregon — 0.8%
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(c)		275	154,608
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49		150	158,478

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oregon (continued)
Oregon State Facilities Authority, RB, 5.25%, 06/15/55(b)	USD	305	$293,962
Port of Morrow
GO, Refunding, Series D, 4.00%, 12/01/38(d)		1,455	1,665,189
GO, Refunding, Series D, 4.00%, 12/01/39(d)		500	571,050
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36		300	320,547

			3,163,834

Pennsylvania — 2.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)		295	330,878
Bucks County IDA
RB, 4.00%, 07/01/46		100	106,376
RB, 4.00%, 07/01/51		100	106,108
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42		130	136,832
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/49		1,255	1,376,133
Montgomery County IDA
Refunding RB, 5.25%, 01/15/45		500	552,170
Refunding RB, 5.38%, 01/01/50		170	171,499
Pennsylvania Economic Development Financing Authority
RB, AMT, Series P-3, 5.00%, 06/30/42		1,625	1,852,142
Refunding RB, AMT, 5.50%, 11/01/44		500	526,280
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47		1,010	935,917
Pennsylvania Higher Educational Facilities Authority
RB, 4.00%, 08/15/44		1,045	1,199,921
Refunding RB, 5.00%, 07/15/38		250	269,083
Pennsylvania Turnpike Commission
RB, Series B, 5.25%, 12/01/44		1,000	1,155,830
RB, Sub-Series A, 5.50%, 12/01/42		660	804,137
Philadelphia Authority for Industrial Development, Refunding RB, Series 2015, 5.00%, 04/01/45		500	566,925

			10,090,231

Puerto Rico — 10.4%
Children’s Trust Fund
RB, Series A, 0.00%, 05/15/57(c)		15,375	1,059,338
RB, Series B, 0.00%, 05/15/57(c)		45,310	2,425,444
Refunding RB, 5.50%, 05/15/39		160	164,035
Commonwealth of Puerto Rico
GO, Series A, 5.25%, 07/01/22(e)(f)		75	65,285
GO, Series A, 5.13%, 07/01/31(e)(f)		207	180,187
GO, Series A, 6.00%, 07/01/38(e)(f)		160	142,500
GO, Series A, 5.75%, 07/01/41(e)(f)		90	77,013
GO, Series B, 5.25%, 07/01/17(e)(f)		30	25,619
GO, Refunding, Series A, 5.50%, 07/01/18(e)(f)		285	243,378
GO, Refunding, Series A, 5.50%, 07/01/32(e)(f)		90	78,342
GO, Refunding, Series A, 8.00%, 07/01/35(e)(f)		4,275	3,354,366
GO, Refunding, Series A, 5.50%, 07/01/39(e)(f)		865	715,948
GO, Refunding, Series A, 6.50%, 07/01/40(e)(f)		625	539,844
GO, Refunding, Series A, 5.00%, 07/01/41(e)(f)		4,485	3,544,396
GO, Refunding, Series B, 6.00%, 07/01/39(e)(f)		135	120,234
Puerto Rico Commonwealth Aqueduct & Sewer Authority
RB, Series A, 5.13%, 07/01/37		55	57,692
RB, Series A, 5.75%, 07/01/37		885	935,153
Puerto Rico Electric Power Authority
RB, Series 2013 A-RSA-1, 7.00%, 07/01/33(e)(f)		1,795	1,661,610
RB, Series 2013 A-RSA-1, 6.75%, 07/01/36(e)(f)		635	587,812
RB, Series 2013 A-RSA-1, 7.00%, 07/01/43(e)(f)		175	161,995

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series A-3, 10.00%, 07/01/19(e)(f)	USD	177	$163,853
RB, Series A-RSA-1, 5.00%, 07/01/29(e)(f)		385	347,452
RB, Series A-RSA-1, 5.00%, 07/01/42(e)(f)		470	424,163
RB, Series B-3, 10.00%, 07/01/19(e)(f)		177	163,853
RB, Series C-1, 5.40%, 01/01/18(e)(f)		486	438,915
RB, Series C-2, 5.40%, 07/01/18(e)(f)		486	438,987
RB, Series C-3, 5.40%, 01/01/20(e)(f)		49	44,375
RB, Series C-4, 5.40%, 07/01/20(e)(f)		49	44,375
RB, Series CCC, 5.00%, 07/01/27(e)(f)		545	468,700
RB, Series CCC-RSA-1, 5.25%, 07/01/26(e)(f)		125	112,809
RB, Series CCC-RSA-1, 5.25%, 07/01/28(e)(f)		70	63,173
RB, Series D-2-RSA-1, 7.50%, 01/01/20(e)(f)		840	777,899
RB, Series TT, 5.00%, 07/01/32(e)(f)		395	339,700
RB, Series TT-RSA-1, 5.00%, 07/01/23(e)(f)		855	771,615
RB, Series TT-RSA-1, 5.00%, 07/01/25(e)(f)		45	40,611
RB, Series TT-RSA-1, 5.00%, 07/01/26(e)(f)		190	171,470
RB, Series WW, 5.00%, 07/01/28(e)(f)		165	141,900
RB, Series WW, 5.50%, 07/01/38(e)(f)		130	111,800
RB, Series WW-RSA-1, 5.50%, 07/01/17(e)(f)		110	99,272
RB, Series WW-RSA-1, 5.50%, 07/01/18(e)(f)		95	85,735
RB, Series WW-RSA-1, 5.50%, 07/01/19(e)(f)		70	63,173
RB, Series WW-RSA-1, 5.38%, 07/01/22(e)(f)		110	99,272
RB, Series WW-RSA-1, 5.38%, 07/01/24(e)(f)		65	58,661
RB, Series WW-RSA-1, 5.25%, 07/01/33(e)(f)		75	67,686
RB, Series WW-RSA-1, 5.50%, 07/01/38(e)(f)		90	81,223
RB, Series XX-RSA-1, 5.25%, 07/01/27(e)(f)		50	45,124
RB, Series XX-RSA-1, 5.25%, 07/01/35(e)(f)		30	27,074
RB, Series XX-RSA-1, 5.75%, 07/01/36(e)(f)		45	40,611
RB, Series XX-RSA-1, 5.25%, 07/01/40(e)(f)		2,320	2,093,739
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/22(e)(f)		160	144,396
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/28(e)(f)		265	239,156
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/29(e)(f)		40	36,099
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/17(a)(e)(f)		30	24,450
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/18(a)(e)(f)		30	24,450
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/20(a)(e)(f)		250	208,803
Refunding RB, Series UU-RSA-1, 0.86%, 07/01/31(a)(e)(f)		300	250,563
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)		930	799,800
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/17(e)(f)		70	63,173
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/19(e)(f)		235	212,081
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/24(e)(f)		150	135,371
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/26(e)(f)		20	18,049
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/28(e)(f)		75	67,686
Puerto Rico Public Buildings Authority
Refunding RB, 10.00%, 07/01/34(e)(f)		85	89,675
Refunding RB, (Commonwealth GTD), Series F, 5.25%, 07/01/24(e)(f)		100	96,235
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB, Series A-1, 0.00%, 07/01/29(c)		613	507,944

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/31(c)	USD	364	$278,409
RB, Series A-1, 0.00%, 07/01/33(c)		132	93,526
RB, Series A-1, 0.00%, 07/01/46(c)		7,185	2,193,724
RB, Series A-1, 0.00%, 07/01/51(c)		6,386	1,412,456
RB, Series A-1, 4.75%, 07/01/53		2,854	3,091,995
RB, Series A-1, 5.00%, 07/01/58		2,268	2,493,348
RB, Series A-2, 4.33%, 07/01/40		2,225	2,382,063
RB, Series A-2, 4.33%, 07/01/40		34	36,400
RB, Series A-2, 4.54%, 07/01/53		317	339,247
RB, Series A-2, 4.78%, 07/01/58		1,978	2,144,726
RB, Series B-1, 0.00%, 07/01/46(c)		477	145,747

			41,496,983

Rhode Island — 0.9%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37		595	624,316
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		400	455,008
Refunding RB, Series A, 5.00%, 06/01/40		600	666,168
Refunding RB, Series B, 4.50%, 06/01/45		750	808,957
Refunding RB, Series B, 5.00%, 06/01/50		1,040	1,156,844

			3,711,293

South Carolina — 2.1%
South Carolina Jobs EDA
RB, Series A, 5.00%, 11/15/54		210	226,659
Refunding RB, 4.00%, 11/15/27		160	168,269
Refunding RB, 5.00%, 02/01/36		1,045	1,243,968
Refunding RB, 5.00%, 02/01/38		1,000	1,183,990
Refunding RB, 5.00%, 05/01/43		730	868,167
South Carolina Public Service Authority
RB, Series A, 5.50%, 12/01/54		1,240	1,410,971
Refunding RB, Series A, 5.00%, 12/01/50		190	215,819
Refunding RB, Series B, 5.13%, 12/01/43		390	432,159
Refunding RB, Series B, 4.00%, 12/01/56		200	217,502
Refunding RB, Series C, 5.00%, 12/01/46		140	158,504
Refunding RB, Series E, 5.25%, 12/01/55		1,930	2,248,547

			8,374,555

Tennessee — 1.4%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44		250	270,863
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(b)(e)(f)		1,205	362,033
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36		690	805,823
Memphis-Shelby County IDB
Refunding TA, 5.50%, 07/01/37		360	364,133
Refunding TA, 5.63%, 01/01/46		470	468,881
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding RB, 5.00%, 10/01/48		1,800	1,959,696
Refunding RB, 4.00%, 10/01/49		220	229,187
Refunding RB, 5.25%, 10/01/58		1,095	1,247,030

			5,707,646

Texas — 3.8%
Arlington Higher Education Finance Corp.
RB, 5.00%, 08/15/41		225	240,741
RB, 5.00%, 01/15/51		490	509,448
RB, 5.63%, 08/15/54(b)		1,305	1,350,022
RB, Series A, 4.63%, 08/15/46		170	170,687
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39		390	403,771

Security		Par (000)	Value

Texas (continued)
Central Texas Regional Mobility Authority, RB, Series A, 5.00%, 01/01/45	USD	500	$567,825
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	226,160
Refunding RB, Series C, 5.00%, 08/15/42		250	281,662
City of Houston Airport System Revenue
RB, AMT, Series B-1, 5.00%, 07/15/35		100	110,015
Refunding RB, AMT, 4.75%, 07/01/24		500	527,255
Refunding RB, AMT, 5.00%, 07/15/27		140	162,120
Refunding RB, AMT, 5.00%, 07/01/29		500	544,985
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	1,053,016
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	566,620
County of Hays, Special Assessment RB, 7.00%, 09/15/45		250	274,702
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42		465	487,855
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(b)		285	302,656
New Hope Cultural Education Facilities Finance Corp.
RB, 10.00%, 12/01/25(b)		695	691,733
RB, 5.00%, 08/15/39(b)		125	130,328
RB, 5.00%, 08/15/49(b)		195	200,893
RB, Series A, 5.00%, 08/15/51(b)		250	269,333
Refunding RB, Series A, 4.00%, 08/15/26(b)		775	779,503
Newark Higher Education Finance Corp.
RB, 5.00%, 06/15/38		125	127,825
RB, Series A, 5.50%, 08/15/35(b)		300	344,292
North Texas Tollway Authority
Refunding RB, 4.25%, 01/01/49		1,675	1,913,353
Refunding RB, Series B, 5.00%, 01/01/40		250	268,145
Port Beaumont Navigation District
Refunding RB, AMT, 3.63%, 01/01/35(b)		405	413,448
Refunding RB, AMT, 4.00%, 01/01/50(b)		875	902,125
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49		250	269,635
Texas Transportation Commission
RB, 0.00%, 08/01/40(c)		1,000	462,030
RB, 0.00%, 08/01/42(c)		655	272,428
RB, 5.00%, 08/01/57		315	363,163

			15,187,774

Utah — 0.3%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/41(b)		125	136,509
RB, Series A, 5.00%, 06/15/52(b)		160	171,081
RB, (Utah Charter School Credit Enhancement), 5.13%, 07/15/49(b)		545	545,627
Refunding RB, 5.00%, 06/15/55(b)		230	251,813

			1,105,030

Vermont — 0.2%
East Central Vermont Telecommunications District, RB, Series A, 4.75%, 12/01/40(b)		695	707,670

Virginia — 1.3%
Ballston Quarter Community Development Authority
TA, Series A, 5.00%, 03/01/26		120	121,440
TA, Series A, 5.13%, 03/01/31		230	230,402
Cherry Hill Community Development Authority, Special Assessment RB, 5.40%, 03/01/45(b)		250	268,940
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51		810	923,287
Fairfax County EDA, RB, Series A, 5.00%, 12/01/42		400	426,596
Henrico County EDA, Refunding RB, 4.00%, 10/01/45.		235	249,608
Lexington IDA, RB, Series A, 5.00%, 01/01/48		330	347,853

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Virginia (continued)
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)	USD	240	$257,926
Special Assessment RB, 5.00%, 03/01/45(b)		95	100,816
Norfolk Redevelopment & Housing Authority
RB, 4.00%, 01/01/29		250	260,545
RB, 5.00%, 01/01/34		190	204,001
RB, 5.00%, 01/01/49		365	384,071
Virginia HDA, RB, (GNMA/FNMA/FHLMC), Series I, 2.55%, 11/01/50		1,250	1,242,362

			5,017,847

Washington — 0.9%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42		250	253,622
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30		200	212,118
Port of Seattle, RB, AMT, Series C, 5.00%, 04/01/40		250	281,632
Washington State Housing Finance Commission
RB, Series A, 5.00%, 07/01/50(b)		155	169,984
RB, Series A, 5.00%, 07/01/56(b)		175	189,452
Refunding RB, 5.00%, 01/01/43(b)		1,100	1,252,570
Refunding RB, 6.00%, 01/01/45(b)		210	224,698
Refunding RB, 5.00%, 01/01/48(b)		1,000	1,127,610

			3,711,686

West Virginia — 0.1%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	442,006

Wisconsin — 4.3%
Public Finance Authority
RB, 6.25%, 10/01/31(b)		195	205,015
RB, 0.00%, 01/01/35(b)(c)		1,285	574,819
RB, 4.50%, 01/01/35(b)		725	780,535
RB, 5.00%, 06/15/41(b)		210	217,711
RB, 5.00%, 11/15/41		375	434,501
RB, 5.00%, 01/01/42(b)		360	370,804
RB, 5.38%, 06/01/44(b)		245	245,649
RB, 6.85%, 11/01/46(b)		275	286,962
RB, 7.00%, 11/01/46(b)		155	162,832
RB, 5.38%, 07/15/47(b)		335	370,118
RB, 7.00%, 10/01/47(b)		195	202,574
RB, 5.50%, 12/01/48(b)(e)(f)		8	2,711
RB, 5.63%, 06/15/49(b)		1,440	1,410,869
RB, 5.00%, 04/01/50(b)		100	113,123
RB, 5.50%, 06/01/54(b)		300	287,073
RB, 5.00%, 01/01/55(b)		1,570	1,723,201
RB, 5.00%, 06/15/55(b)		550	551,293
RB, 5.00%, 06/15/55(b)		2,750	2,753,658
RB, 5.00%, 07/01/55(b)		880	898,489
RB, 5.00%, 01/01/56(b)		875	888,230
RB, 0.00%, 01/01/60(b)(c)		19,530	1,525,098
RB, Series A, 5.13%, 10/01/45		150	161,035
RB, Series A, 5.63%, 06/15/49(b)		885	920,134
Refunding RB, 5.00%, 10/01/34(b)		100	112,799
Refunding RB, 5.00%, 10/01/39(b)		165	183,124
Refunding RB, AMT, Series B, 5.00%, 07/01/42		750	779,025
Wisconsin Health & Educational Facilities Authority Refunding RB, 5.00%, 11/01/46		270	282,541

Security		Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority Refunding RB, 5.00%, 11/01/54	USD	455	$471,749
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	177,261

			17,092,933

Total Municipal Bonds — 91.9% (Cost: $338,577,638)			368,315,967

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 0.6%
Colorado Health Facilities Authority, Refunding RB, Series A-2, 4.00%, 08/01/49(g)		2,280	2,568,899

Florida — 0.8%
Escambia County Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/45(g)		3,060	3,394,680

Illinois — 0.5%
Illinois Toll Highway Authority
RB, Series A, 5.00%, 01/01/40		660	758,528
RB, Series C, 5.00%, 01/01/38		1,000	1,153,031

			1,911,559

Massachusetts — 0.3%
Massachusetts HFA, Refunding RB, AMT, Series A, 4.50%, 12/01/47		982	1,059,537

New Jersey — 0.4%
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT, Sub-Series C, 4.25%, 12/01/50		1,540	1,629,941

New York — 3.4%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	1,062,349
Refunding RB, Series A-1, 4.15%, 11/01/38		1,550	1,725,181
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36		3,330	3,925,437
Port Authority of New York & New Jersey
RB, AMT, Series 221, 4.00%, 07/15/60		5,015	5,576,621
Refunding RB, 194th Series, 5.25%, 10/15/55		1,000	1,165,390

			13,454,978

North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55		1,000	1,201,010
North Carolina HFA Home Ownership, RB, Series 39-B, 4.00%, 01/01/48		696	752,333

			1,953,343

Oregon — 1.4%
Salem Hospital Facility Authority, Refunding RB, Series A, 4.00%, 05/15/49		5,000	5,677,000

Virginia — 0.3%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/60(g)		920	1,054,953

Washington — 0.4%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45		1,340	1,556,727

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	USD 1,215	$1,376,082

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.9% (Cost: $33,292,057)		35,637,699

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 0.3%
California Housing Finance, Series 2021-1, Class A, 3.50%, 11/20/35	985	1,123,386

Total Non-Agency Mortgage-Backed Securities — 0.3% (Cost: $1,110,890)		1,123,386

Total Long-Term Investments — 101.1% (Cost: $372,980,585)		405,077,052

	Shares

Short-Term Securities(i)

Money Market Funds — 3.6%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 0.01%	14,602,110	14,600,650

Total Short-Term Securities — 3.6% (Cost: $14,600,594)		14,600,650

Total Investments — 104.7% (Cost: $387,581,179)		419,677,702
Liabilities in Excess of Other Assets — (0.0)%		(19,059)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.7)%		(19,043,993)

Net Assets — 100.0%		$400,614,650

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between 06/01/26 to 07/01/28, is $4,043,653. See Note 4 of the Notes to Financial Statements for details.

(h)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	42	06/21/21	$ 6,504	$277,862
U.S. Treasury Notes (10 Year)	72	06/21/21	9,435	231,075

				$508,937

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2021	BATS: Series E Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$508,937	$—	$508,937

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$781,889	$—	$781,889

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$508,937	$—	$508,937

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$8,323,098

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$368,315,967	$—	$368,315,967
Municipal Bonds Transferred to Tender Option Bond Trusts	—	35,637,699	—	35,637,699
Non-Agency Mortgage-Backed Securities	—	1,123,386	—	1,123,386
Short-Term Securities
Money Market Funds	14,600,650	—	—	14,600,650

	$14,600,650	$405,077,052	$—	$419,677,702

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$508,937	$—	$—	$508,937

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $18,987,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	USD	183	$190,738
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(a)		864	869,740

Total Asset-Backed Securities — 0.1% (Cost: $1,047,037)			1,060,478

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 15.9%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)		945	1,034,054
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 0.99%, 09/15/34(a)(b)		3,928	3,929,187
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 05/15/53(a)(b)		400	413,456
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class B, 3.49%, 04/14/33(a)		2,164	2,312,807
Series 2018-DSNY, Class A, (1 mo. LIBOR US + 0.85%), 0.96%, 09/15/34(a)(b)		665	664,793
BANK
Series 2018-BN11, Class B, 4.35%, 03/15/61(b)		1,769	1,968,389
Series 2020-BN25, Class B, 3.04%, 01/15/63(b)		240	247,738
Series 2020-BN26, Class B, 2.91%, 03/15/63(b)		3,106	3,104,809
Benchmark Mortgage Trust, Series 2020-B20, Class B, 2.53%, 10/15/53		829	804,977
BFLD, Series 2019-DPLO, Class A, (1 mo. LIBOR US + 1.09%), 1.20%, 10/15/34(a)(b)		70	69,958
BFLD TRUST Mortgage-Backed Securities, Series 2020-EYP, Class A, (1 mo. LIBOR US + 1.15%), 1.26%, 10/15/35(a)(b)		2,778	2,802,466
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,920	4,197,645
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.03%, 10/15/36(a)(b)		2,078	2,078,893
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 1.56%, 10/15/36(a)(b)		3,950	3,950,146
Series 2020-FOX, Class D, (1 mo. LIBOR US + 2.10%), 2.21%, 11/15/32(a)(b)		3,096	3,103,763
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		4,980	5,052,428
BX Trust
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		5,432	5,675,905
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(b) .		1,489	1,546,575
CD Mortgage Trust, Series 2018-CD7, Class C, 4.85%, 08/15/51(b)		1,800	1,954,264
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)		1,254	1,239,375
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/35(a)		4,700	4,901,298
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.93%), 1.04%, 11/15/36(a)(b)		715	715,215
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class B, 3.70%, 10/10/49(b)		2,613	2,768,183
Series 2016-P6, Class B, 4.24%, 12/10/49(b)		895	934,942
Series 2020-420K, Class A, 2.46%, 11/10/42(a)		2,890	2,842,308
Series 2020-420K, Class B, 2.86%, 11/10/42(a)		130	129,251
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31(a)(b)		2,005	2,083,138

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2013-CR6, Class A3FL, (1 mo. LIBOR US + 0.63%), 0.74%, 03/10/46(a)(b)	USD	57	$56,732
Series 2013-WWP, Class A2, 3.42%, 03/10/31(a)		1,950	2,048,266
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,025	2,193,062
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,215	1,311,688
Series 2015-CR27, Class B, 4.34%, 10/10/48(b)		2,917	3,192,637
Series 2015-LC23, Class ASB, 3.60%, 10/10/48		3,491	3,709,222
Series 2017-COR2, Class AM, 3.80%, 09/10/50		404	443,198
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)		3,960	4,116,203
Series 2019-521F, Class B, (1 mo. LIBOR US + 1.10%), 1.21%, 06/15/34(a)(b)		1,304	1,280,650
Credit Suisse Mortgage Capital Trust
Series 2020-NET, Class A, 2.26%, 08/15/37(a)		1,207	1,228,190
Series 2020-NET, Class C, 3.53%, 08/15/37(a)		266	275,125
CSAIL Commercial Mortgage Trust
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)		1,003	1,113,788
Series 2019-C16, Class A3, 3.33%, 06/15/52		5,013	5,352,594
Series 2019-C17, Class C, 3.93%, 09/15/52		1,203	1,193,536
DBGS Mortgage Trust, Series 2018-5BP, Class D, (1 mo. LIBOR US + 1.35%), 1.46%, 06/15/33(a)(b)		2,307	2,285,257
FRESB Mortgage Trust
Series 2019-SB60, Class A10F, 3.31%, 01/25/29(b)		2,799	2,923,238
Series 2019-SB61, Class A10F, 3.17%, 01/25/29(b)		2,151	2,233,490
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 0.91%, 02/15/38(a)(b)		960	960,181
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)		900	890,972
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)		910	1,047,751
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)		706	802,153
GS Mortgage Securities Trust
Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)		300	311,453
Series 2015-GC34, Class B, 4.47%, 10/10/48(b)		1,500	1,620,934
Series 2020-TWN3, Class A, (1 mo. LIBOR US + 2.00%), 2.11%, 11/15/37(a)(b)		5,300	5,323,439
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 1.26%, 05/15/38(a)(b)		100	100,061
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 07/10/39(a)(b)		669	683,552
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(a)(b)		2,425	2,561,919
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		349	369,600
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class ASB, 3.66%, 09/15/47		4,176	4,388,486
Series 2016-C1, Class ASB, 3.32%, 03/15/49		3,219	3,412,946
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(b)		1,790	1,894,190
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		865	923,342
Series 2020-609M, Class A, (1 mo. LIBOR US + 1.37%), 1.48%, 10/15/33(a)(b)		2,000	2,004,980
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 2.88%, 10/15/33(a)(b)		600	602,057
Series 2020-MKST, Class B, (1 mo. LIBOR US + 1.05%), 1.16%, 12/15/36(a)(b)		1,540	1,523,135
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)		1,210	1,199,660

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
KKR Industrial Portfolio Trust
Series 2020-AIP, Class A, (1 mo. LIBOR US + 1.04%), 1.14%, 03/15/37(a)(b)	USD	599	$599,147
Series 2021-KDIP, Class B, (1 mo. LIBOR US + 0.80%), 0.91%, 12/15/37(a)(b)		220	219,736
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)		2,408	2,444,520
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46		1,170	1,259,594
Morgan Stanley Capital I Trust
Series 2014-CPT, Class A, 3.35%, 07/13/29(a)		4,700	4,699,548
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(b)		1,700	1,699,781
Series 2014-MP, Class A, 3.47%, 08/11/33(a)		14,700	14,740,550
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49		3,728	3,953,363
Series 2018-H3, Class A5, 4.18%, 07/15/51		623	697,190
Series 2018-H3, Class B, 4.62%, 07/15/51(b)		739	821,964
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		1,000	1,075,726
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.90%), 1.01%, 07/15/35(a)(b)		1,910	1,908,832
Series 2020-HR8, Class AS, 2.30%, 07/15/53		303	297,259
Series 2020-HR8, Class B, 2.70%, 07/15/53		364	366,688
MSCG Trust
Series 2018-SELF, Class A, (1 mo. LIBOR US + 0.90%), 1.01%, 10/15/37(a)(b)		661	660,991
Series 2018-SELF, Class C, (1 mo. LIBOR US + 1.18%), 1.29%, 10/15/37(a)(b)		2,015	2,012,551
NYC Commercial Mortgage Trust, 2.94%, 04/10/43(a)		1,380	1,421,373
Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MA, 3.50%, 03/25/58		2,596	2,790,238
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		3,414	3,630,464
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57		3,577	3,807,290
Series 2015-P2, Class AS, 4.01%, 12/15/48		1,605	1,758,521
Series 2017-C41, Class B, 4.19%, 11/15/50(b)		1,304	1,392,619
Series 2020-C58, Class A4, 2.09%, 07/15/53		760	737,948
Series 2020-C58, Class AS, 2.40%, 07/15/53		270	263,424
WFRBS Commercial Mortgage Trust
Series 2012-C8, Class AFL, (1 mo. LIBOR US + 1.00%), 1.11%, 08/15/45(a)(b)		2,421	2,422,813
Series 2014-C21, Class A4, 3.41%, 08/15/47		2,804	2,959,657
Series 2014-LC14, Class A4, 3.77%, 03/15/47		5,374	5,700,956

			190,446,393

Interest Only Commercial Mortgage-Backed Securities — 0.6%
BANK, Series 2020-BN29, Class XA, 1.36%, 11/15/53(b)		4,336	446,589
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.63%, 10/15/53(b)		23,090	2,499,427
Series 2020-B21, Class XA, 1.46%, 12/17/53(b)		3,868	417,875
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.72%, 10/10/47(b)		49,721	997,479
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.56%, 06/15/52(b)		13,047	1,303,662
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)		115,988	41,315
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.01%, 04/10/47(b)		537	12,802
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.49%, 10/15/52(b)		10,332	1,009,529

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.75%, 05/15/51(b)	USD	8,639	$362,709
Series 2020-C58, Class XA, 1.89%, 07/15/53(b)		4,732	656,611

			7,747,998

Total Non-Agency Mortgage-Backed Securities — 16.5% (Cost: $197,339,497)			198,194,391

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.7%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40		751	753,028
Series 2010-141, Class LZ, 4.50%, 12/25/40		881	938,873
Series 2011-131, Class LZ, 4.50%, 12/25/41		521	524,459
Series 2011-8, Class ZA, 4.00%, 02/25/41		1,204	1,270,208
Series 2013-81, Class YK, 4.00%, 08/25/43		200	223,339
Series 2017-76, Class PB, 3.00%, 10/25/57		900	929,665
Series 2018-21, Class CA, 3.50%, 04/25/45		2,668	2,753,436
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 7.11%, 05/25/48(b)		3,808	4,144,921
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40		349	390,201
Series 3780, Class ZA, 4.00%, 12/15/40		1,224	1,378,539
Series 3960, Class PL, 4.00%, 11/15/41		900	1,018,334
Series 4161, Class BW, 2.50%, 02/15/43		1,400	1,434,521
Series 4384, Class LB, 3.50%, 08/15/43		1,400	1,528,161
Ginnie Mae
Series 2014-107, Class WX, 6.80%, 07/20/39(b)		604	706,454
Series 2016-123, Class LM, 3.00%, 09/20/46(c)		600	642,000
Series 2019-5, Class P, 3.50%, 07/20/48		1,117	1,181,216

			19,817,355

Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae, Series 2019-7, Class V, 3.00%, 05/16/35		280	293,743

Interest Only Collateralized Mortgage Obligations — 1.6%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43		1,521	162,207
Series 2014-68, Class YI, 4.50%, 11/25/44		770	126,190
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 6.14%, 09/25/45(b)		4,654	880,347
Series 2015-74, Class IA, 6.00%, 10/25/45(c)		6,362	1,466,402
Series 2015-77, Class IO, 6.00%, 10/25/45(c)		7,511	1,731,329
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.10%), 5.99%, 09/25/46(b)		1,993	368,141
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.10%), 5.99%, 05/25/39(b)		2,574	474,510
Series 2017-38, Class S, (1 mo. LIBOR US + 6.10%), 5.99%, 05/25/47(b)		3,261	727,889
Series 2017-68, Class IE, 4.50%, 09/25/47		3,227	449,307
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 6.04%, 09/25/47(b)		2,120	501,971
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.94%, 06/25/49(b)		5,292	1,147,089
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 5.99%, 07/25/49(b)		1,900	326,784
Series 2019-5, Class SA, (1 mo. LIBOR US + 6.10%), 5.99%, 03/25/49(b)		13,981	2,703,159
Series 2020-32, Class IO, 4.00%, 05/25/50		3,825	548,936
Series 2020-32, Class PI, 4.00%, 05/25/50		3,970	629,211
Freddie Mac
Series 4062, Class GI, 4.00%, 02/15/41		466	36,791

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 6.04%, 10/15/42(b)	USD	2,684	$546,869
Series 4533, Class JI, 5.00%, 12/15/45		1,272	249,637
Series 4901, Class CS, (1 mo. LIBOR US + 6.10%), 5.99%, 07/25/49(b)		3,366	637,642
Series 4941, Class SH, (1 mo. LIBOR US + 5.95%), 5.84%, 12/25/49(b)		7,573	1,331,306
Ginnie Mae
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 6.09%, 07/20/47(b)		2,992	600,207
Series 2017-139, Class IB, 4.50%, 09/20/47		1,578	276,591
Series 2017-144, Class DI, 4.50%, 09/20/47		1,124	206,856
Series 2020-115, Class IM, 3.50%, 08/20/50		4,046	512,643
Series 2020-146, Class DI, 2.50%, 10/20/50		4,410	533,724
Series 2020-162, Class TI, 2.50%, 10/20/50		7,895	1,045,569
Series 2020-175, Class DI, 2.50%, 11/20/50		1,579	207,775
Series 2020-185, Class MI, 2.50%, 12/20/50		5,264	735,906

			19,164,988

Interest Only Commercial Mortgage-Backed Securities — 1.1%
Freddie Mac
Series K094, Class X1, 0.88%, 06/25/29(b)		4,311	276,670
Series K105, Class X1, 1.52%, 01/25/30(b)		15,315	1,767,319
Series K107, Class X1, 1.59%, 01/25/30(b)		3,757	456,710
Series K109, Class X1, 1.58%, 04/25/30(b)		2,874	350,345
Series K110, Class X1, 1.70%, 04/25/30(b)		1,203	155,024
Series K113, Class X1, 1.39%, 06/25/30(b)		4,900	535,989
Series K115, Class X1, 1.33%, 06/25/30(b)		5,933	624,353
Series K116, Class X1, 1.43%, 07/25/30(b)		2,092	232,525
Series K119, Class X1, 0.93%, 09/25/30(b)		3,322	250,241
Series K120, Class X1, 1.04%, 10/25/30(b)		20,925	1,741,739
Series K122, Class X1, 0.88%, 11/25/30(b)		5,083	367,384
Ginnie Mae
Series 2013-63, Class IO, 0.76%, 09/16/51(b)		13,639	399,366
Series 2016-105, Class IO, 0.96%, 10/16/57(b)		15,564	750,406
Series 2016-128, Class IO, 0.87%, 09/16/56(b)		16,061	876,108
Series 2016-151, Class IO, 1.03%, 06/16/58(b)		40,297	2,465,166
Series 2016-45, Class IO, 0.91%, 02/16/58(b)		11,228	577,028
Series 2017-53, Class IO, 0.65%, 11/16/56(b)		13,686	623,051
Series 2017-61, Class IO, 0.70%, 05/16/59(b)		2,998	156,841
Series 2017-64, Class IO, 0.76%, 11/16/57(b)		9,999	546,740

			13,153,005

Mortgage-Backed Securities — 134.8%
Fannie Mae Mortgage-Backed Securities
2.00%, 10/01/31 - 03/01/32		2,005	2,062,012
2.50%, 09/01/27 - 12/01/50		31,457	32,934,666
3.00%, 04/01/28 - 08/01/50(d)		67,367	70,910,961
3.50%, 03/01/29 - 06/01/49		22,569	24,373,432
4.00%, 02/01/31 - 01/01/49		7,547	8,260,139
4.50%, 05/01/24 - 02/01/50		33,094	36,408,057
5.00%, 02/01/35 - 01/01/49		11,733	13,369,126
5.50%, 05/01/34 - 05/01/44		4,308	5,027,648
6.00%, 02/01/38 - 07/01/41		2,604	3,104,357
6.50%, 07/01/37 - 01/01/38		30	34,490
Freddie Mac Mortgage-Backed Securities
2.50%, 02/01/30 - 04/01/31		2,779	2,910,811
3.00%, 09/01/27 - 09/01/50		87,663	92,844,977
3.50%, 09/01/30 - 08/01/50		50,251	54,303,860
4.00%, 08/01/40 - 06/01/50		37,994	41,623,656
4.50%, 05/01/24 - 09/01/48		1,452	1,617,791
5.00%, 05/01/28 - 03/01/49		5,112	5,818,474
5.50%, 01/01/28 - 06/01/41		1,050	1,220,976

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities 6.00%, 08/01/28 - 11/01/39	USD	470	$557,367
Ginnie Mae Mortgage-Backed Securities
2.00%, 04/15/51(e)		44,360	44,789,738
2.50%, 04/15/51(e)		45,212	46,650,013
3.00%, 12/20/44 - 04/15/51(e)		88,033	91,811,597
3.50%, 01/15/42 - 04/15/51(d)(e)		56,255	59,784,613
4.00%, 04/20/39 - 04/15/51(e)		27,853	30,033,295
4.50%, 09/20/39 - 08/20/50		12,529	13,741,855
5.00%, 07/15/33 - 04/15/51(e)		7,130	7,877,046
5.50%, 07/15/38 - 12/20/41		641	750,670
Uniform Mortgage-Backed Securities
1.50%, 04/01/36(e)		16,863	16,939,131
2.00%, 04/01/36 - 04/01/51(e)		304,144	304,848,968
2.50%, 04/01/36 - 04/01/51(e)		362,835	371,987,368
3.00%, 04/01/36 - 04/01/51(e)		78,929	82,282,888
3.50%, 04/01/36 - 04/01/51(e)		59,173	62,515,239
4.00%, 04/01/36 - 04/01/51(e)		65,557	70,329,536
4.50%, 04/01/51(e)		2,300	2,503,766
5.00%, 04/01/51(e)		8,883	9,840,872

			1,614,069,395

Total U.S. Government Sponsored Agency Securities —139.2% (Cost: $1,669,925,373)			1,666,498,486

U.S. Treasury Obligations
U.S. Treasury Notes, 2.50%, 03/31/23		40,000	41,864,062

Total U.S. Treasury Obligations — 3.5% (Cost: $41,863,780)			41,864,062

Total Long-Term Investments — 159.3% (Cost: $1,910,175,687)			1,907,617,417

		Shares

Short-Term Securities

Money Market Funds — 0.6%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(f)		6,518,764	6,518,764

		Par (000)

U.S. Treasury Obligations(g) — 30.9%
U.S. Treasury Bills
0.04%, 04/01/21	USD	4,317	4,317,000
0.04%, 04/06/21		3,461	3,460,997
0.03%, 04/08/21		35,146	35,145,966
0.03%, 04/15/21		21,604	21,603,895
0.03%, 04/22/21		1,012	1,011,994
0.03%, 04/27/21		139,703	139,701,487
0.02%, 04/29/21		645	644,995
0.02%, 05/04/21		307	306,995
0.01%, 05/11/21		61,754	61,753,142
0.01%, 06/17/21		1,846	1,845,941
0.03%, 09/16/21		17,634	17,631,737
0.03%, 09/23/21		14,416	14,413,985
0.03%, 11/04/21		23,766	23,760,628

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Bills
0.04%, 12/02/21	USD	2,820	$2,819,280
0.04%, 12/30/21		41,590	41,574,230

			369,992,272

Total Short-Term Securities — 31.5% (Cost: $376,515,624)			376,511,036

Total Investments Before Options Written and TBA Sale Commitments — 190.8% (Cost: $2,286,691,311)			2,284,128,453

TBA Sale Commitments(e)

Mortgage-Backed Securities — (42.4)%
Ginnie Mae Mortgage-Backed Securities
3.00%, 04/15/51		2,259	(2,353,331)
3.50%, 04/15/51		1,007	(1,062,621)
4.00%, 04/15/51		567	(605,272)
4.50%, 04/15/51		2,412	(2,608,729)
Uniform Mortgage-Backed Securities
2.00%, 04/01/36 - 04/01/51		158,677	(158,977,018)
2.50%, 04/01/36 - 04/01/51		209,498	(214,951,910)
3.00%, 04/01/36 - 04/01/51		73,778	(76,888,997)
3.50%, 04/01/36 - 04/01/51		11,626	(12,307,861)
4.00%, 04/01/36 - 04/01/51		25,851	(27,730,381)
4.50%, 04/01/51		9,027	(9,826,736)

Total TBA Sale Commitments — (42.4)% (Proceeds: $(508,866,410))			(507,312,856)

Options Written — (0.0)%

(Premiums Received: $(30,421))			(10,273)

Total Investments Net of Options Written and TBA Sale Commitments — 148.4% (Cost: $1,777,794,480)			1,776,805,324

Liabilities in Excess of Other Assets — (48.4)%			(579,638,449)

Net Assets — 100.0%			$1,197,166,875

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds	1	06/21/21	$182	$2,280
U.S. Treasury Notes (5 Year)	284	06/30/21	35,061	90,375

				92,655

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Dollar	18	06/14/21	$4,492	$2,238
U.S. Treasury Bonds (30 Year)	32	06/21/21	4,955	124,448
U.S. Treasury Notes (10 Year)	374	06/21/21	49,012	(288,724)
U.S. Ultra Treasury Notes (10 Year)	44	06/21/21	6,331	13,009
U.S. Treasury Notes (2 Year)	282	06/30/21	62,249	191,063
Euro Dollar	18	09/13/21	4,491	(928)
Euro Dollar	18	12/13/21	4,488	(3,737)
Euro Dollar	18	03/14/22	4,489	(4,800)
Euro Dollar	9	06/13/22	2,243	1,000
Euro Dollar	9	09/19/22	2,242	85
Euro Dollar	9	12/19/22	2,239	1,450
Euro Dollar	9	03/13/23	2,237	211

				35,315

				$127,970

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
U.S. Treasury Notes (5 Year)	263	04/23/21	USD	124.50	USD	32,744	$(10,273)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.65%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	08/15/21	USD	2,000	$(14,575)	$23	$(14,598)
1.68%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/24/22	USD	15,500	(348,467)	181	(348,648)
1.72%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/26/22	USD	4,400	(101,657)	51	(101,708)
1.84%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	07/18/22	USD	8,000	(194,549)	94	(194,643)
3-month LIBOR, 0.19%	Quarterly	1.62%	Semi-Annual	07/21/22	USD	20,000	419,824	—	419,824
3-month LIBOR, 0.19%	Quarterly	1.63%	Semi-Annual	07/21/22	USD	8,000	169,369	—	169,369
1.81%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	07/25/22	USD	4,500	(107,255)	53	(107,308)
1.78%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	07/26/22	USD	9,700	(227,539)	114	(227,653)
3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	08/04/22	USD	18,700	386,832	110	386,722
1.53%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	08/08/22	USD	15,500	(303,810)	182	(303,992)
3-month LIBOR, 0.19%	Quarterly	1.42%	Semi-Annual	09/10/22	USD	5,300	95,594	30	95,564
0.05%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/22	USD	308	258	—	258
Secured Overnight Financing Rate, 0.01%	At Termination	0.05%	At Termination	10/21/22	USD	308	(85)	—	(85)
0.18%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/25	USD	232	5,773	—	5,773
Secured Overnight Financing Rate, 0.01%	At Termination	0.17%	At Termination	10/21/25	USD	232	(5,495)	—	(5,495)
1.61%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	10/01/29	USD	6,300	(37,194)	98	(37,292)
0.56%	At Termination	1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	10/21/30	USD	83	7,237	—	7,237
Secured Overnight Financing Rate, 0.01%	At Termination	0.53%	At Termination	10/21/30	USD	83	(7,050)	—	(7,050)

							$(262,789)	$936	$(263,725)

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premiun Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$496,025	$185,514	$310,511
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	520,827	204,332	316,495

							$1,016,852	$389,846	$627,006

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	8,000	$(877,837)	$(934,256)	$56,419
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	10,400	(1,141,189)	(460,324)	(680,865)
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,397	(548,663)	(311,955)	(236,708)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(468,189)	(268,266)	(199,923)

								$(3,035,878)	$(1,974,801)	$(1,061,077)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$936	$—	$1,084,747	$(1,348,472)	$—
OTC Swaps	389,846	(1,974,801)	683,425	(1,117,496)	—
Options Written	N/A	N/A	20,148	—	(10,273)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$426,159	$—	$426,159
Swaps — centrally cleared
Unrealized appreciation(a)	—	—	—	—	1,084,747	—	1,084,747
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	1,073,271	—	—	—	—	1,073,271

	$—	$1,073,271	$—	$—	$1,510,906	$—	$2,584,177

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$298,189	$—	$298,189
Options written
Options written at value	—	—	—	—	10,273	—	10,273
Swaps — centrally cleared
Unrealized depreciation(a)	—	—	—	—	1,348,472	—	1,348,472
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	3,092,297	—	—	—	—	3,092,297

	$—	$3,092,297	$—	$—	$1,656,934	$—	$4,749,231

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(2,773,883)	$—	$(2,773,883)
Options purchased(a)	—	—	—	—	(111,235)	—	(111,235)
Options written	—	—	—	—	1,390,814	—	1,390,814
Swaps	—	622,504	—	—	(211,597)	—	410,907

	$—	$622,504	$—	$—	$(1,705,901)	$—	$(1,083,397)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,277,969	$—	$1,277,969
Options written	—	—	—	—	1,625,676	—	1,625,676
Swaps	—	2,619,702	—	—	677,931	—	3,297,633

	$—	$2,619,702	$—	$—	$3,581,576	$—	$6,201,278

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$33,715,321
Average notional value of contracts — short	$115,087,757
Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$98,461
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$26,550,000
Interest rate swaps
Average notional value — pays fixed rate	$52,311,537
Average notional value — received fixed rate	$66,211,537

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$57,751	$31,694
Options	—	10,273
Swaps — centrally cleared	3,242	—
Swaps — OTC(a)	1,073,271	3,092,297

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,134,264	$3,134,264

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(60,993)	(41,967)

Total derivative assets and liabilities subject to an MNA	$1,073,271	$3,092,297

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities.

The following tables present the Funds’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$56,419	$(56,419)	$—	$—	$—
Goldman Sachs International	1,016,852	(1,016,852)	—	—	—

	$1,073,271	$(1,073,271)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Deutsche Bank AG	$934,256	$(56,419)	$—	$(877,837)	$—
Goldman Sachs International	1,689,852	(1,016,852)	—	(673,000)	—
J.P. Morgan Securities LLC	468,189	—	—	(468,189)	—

	$3,092,297	$(1,073,271)	$—	$(2,019,026)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,060,478	$—	$1,060,478
Non-Agency Mortgage-Backed Securities	—	198,194,391	—	198,194,391
U.S. Government Sponsored Agency Securities	—	1,662,658,755	3,839,731	1,666,498,486
U.S. Treasury Obligations	—	41,864,062	—	41,864,062
Short-Term Securities
Money Market Funds	6,518,764	—	—	6,518,764
U.S. Treasury Obligations	—	369,992,272	—	369,992,272

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series M Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities
TBA Sale Commitments	$—	$(507,312,856)	$—	$(507,312,856)

	$6,518,764	$1,766,457,102	$3,839,731	$1,776,815,597

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$683,425	$—	$683,425
Interest Rate Contracts	426,159	1,084,747	—	1,510,906
Liabilities
Credit Contracts	—	(1,117,496)	—	(1,117,496)
Interest Rate Contracts	(308,462)	(1,348,472)	—	(1,656,934)

	$117,697	$(697,796)	$—	$(580,099)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at fair value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments March 31, 2021	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 29.2%
BATS: Series S Portfolio(a)	1,595,569	$15,524,886

Total Investments — 29.2% (Cost: $15,371,630)		15,524,886

Other Assets Less Liabilities — 70.8%		37,650,077

Net Assets — 100.0%		$53,174,963

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds

BATS: Series S Portfolio	$12,236,936	$2,638,546	$ —	$(19,012)	$668,416	$15,524,886	1,595,569	$246,455	$ —

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	110	06/21/21	$14,415	$(376,864)
U.S. Ultra Treasury Bonds	9	06/21/21	1,637	(72,144)
U.S. Treasury Notes (2 Year)	10	06/30/21	2,207	(208)
U.S. Treasury Notes (5 Year)	118	06/30/21	14,568	(156,799)

				(606,015)

Short Contracts
U.S. Treasury Bonds (30 Year)	2	06/21/21	310	685
U.S. Ultra Treasury Notes (10 Year)	193	06/21/21	27,768	878,449

				879,134

				$273,119

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

		1-day Overnight Fed
		Funds Effective Rate,
0.05%	At Termination	0.06%	At Termination	10/21/22	USD	3,287	$2,751	$ —	$ 2,751
Secured Overnight
Financing Rate, 0.01%	At Termination	0.05%	At Termination	10/21/22	USD	3,287	(910)	—	(910)
		1-day Overnight Fed
		Funds Effective Rate,
0.18%	At Termination	0.06%	At Termination	10/21/25	USD	3,167	78,947	—	78,947
Secured Overnight
Financing Rate, 0.01%	At Termination	0.17%	At Termination	10/21/25	USD	3,167	(75,149)	—	(75,149)
3-month LIBOR, 0.19%	Quarterly	1.88%	Semi-Annual	04/30/26	USD	5,450	265,159	57	265,102

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

2.23%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	04/24/27	USD	26,460	$(1,749,886)	$ 383	$ (1,750,269)
2.27%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	05/18/27	USD	6,500	(438,560)	94	(438,654)
2.23%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	08/11/27	USD	3,850	(226,308)	61	(226,369)
2.90%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	11/15/27	USD	11,152	(1,222,848)	(691)	(1,222,157)
3.18%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	05/21/28	USD	7,500	(982,833)	111	(982,944)
		1-day Overnight Fed
0.56%	At Termination	Funds Effective Rate, 0.06%	At Termination	10/21/30	USD	336	29,188	—	29,188
Secured Overnight Financing Rate, 0.01%	At Termination	0.53%	At Termination	10/21/30	USD	336	(28,434)	—	(28,434)
		Secured Overnight
0.75%	At Termination	Financing Rate, 0.01%	At Termination	10/21/35	USD	22	2,896	—	2,896
1-day Overnight Fed Funds Effective Rate,
0.06%	At Termination	0.79%	At Termination	10/21/35	USD	22	(2,911)	—	(2,911)
		Secured Overnight
0.84%	At Termination	Financing Rate, 0.01%	At Termination	10/21/40	USD	39	6,617	—	6,617
1-day Overnight Fed Funds Effective Rate,
0.06%	At Termination	0.91%	At Termination	10/21/40	USD	39	(6,558)	—	(6,558)
0.81%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	04/07/50	USD	1,400	430,615	—	430,615
		Secured Overnight
0.91%	At Termination	Financing Rate, 0.01%	At Termination	10/21/50	USD	22	5,030	—	5,030
1-day Overnight Fed Funds Effective Rate, 0.06%	At Termination	0.99%	At Termination	10/21/50	USD	22	(4,892)	—	(4,892)

							$(3,918,086)	$15	$(3,918,101)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$ 706	$ (691)	$ 821,146	$ (4,739,247)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2021	BATS: Series P Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$879,134	$—	$879,134
Swaps — centrally cleared
Unrealized appreciation(a)	—	—	—	—	821,146	—	821,146

	$—	$—	$—	$—	$1,700,280	$—	$1,700,280

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$606,015	$—	$606,015
Swaps — centrally cleared
Unrealized depreciation(a)	—	—	—	—	4,739,247	—	4,739,247

	$—	$—	$—	$—	$5,345,262	$—	$5,345,262

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$743,506	$—	$743,506
Swaps	—	—	—	—	(3,833,364)	—	(3,833,364)

	$—	$—	$—	$—	$(3,089,858)	$—	$(3,089,858)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(578,418)	$—	$(578,418)
Swaps	—	—	—	—	6,528,372	—	6,528,372

	$—	$—	$—	$—	$5,949,954	$—	$5,949,954

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$39,671,559
Average notional value of contracts — short	$19,851,754
Interest rate swaps
Average notional value — pays fixed rate	$8,886,526
Average notional value — received fixed rate	$60,298,526

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$15,524,886	$—	$ —	$15,524,886

	$15,524,886	$—	$ —	$15,524,886

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$879,134	$821,146	$ —	$1,700,280
Liabilities
Interest Rate Contracts	(606,015)	(4,739,247)	—	(5,345,262)

	$273,119	$(3,918,101)	$ —	$(3,644,982)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments March 31, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.54%, 01/15/33(a)(b)	USD	250	$250,635
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class A3, 0.37%, 08/18/25		2,040	2,037,746
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.31%, 01/28/31(a)(b)		470	469,865
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 08/15/28(a)		210	214,453
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R, (3 mo. LIBOR US + 1.25%), 1.47%, 07/20/29(a)(b)		1,248	1,248,810
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.32%, 01/20/31(a)(b)		500	500,562
BMW Vehicle Lease Trust, Series 2021-1, Class A2, 0.20%, 03/27/23		2,550	2,549,436
BMW Vehicle Owner Trust, Series 2019-A, Class A4, 1.95%, 01/26/26		1,290	1,327,735
Carmax Auto Owner Trust, Series 2021-1, Class A3, 0.34%, 12/15/25		1,220	1,216,973
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.22%, 01/20/31(a)(b)		1,500	1,500,232
Chesapeake Funding II LLC, Series 2018-1A, Class A1, 3.04%, 04/15/30(a)		575	577,796
CIFC Funding Ltd., Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.42%, 10/22/31(a)(b)		2,000	2,000,001
CNH Equipment Trust, Series 2019-B, Class A3, 2.52%, 08/15/24		1,897	1,931,731
Credit Acceptance Auto Loan Trust Series 2019-3A, Class A, 2.38%, 11/15/28(a)		600	612,546
Series 2020-1A, Class A, 2.01%, 02/15/29(a)		1,310	1,332,223
Series 2020-2A, Class A, 1.37%, 07/16/29(a)		250	252,722
Series 2021-2A, Class A, 0.96%, 02/15/30(a)		970	968,879
Discover Card Execution Notes Trust, Series 2017-A5, Class A5, (1 mo. LIBOR US + 0.60%), 0.71%, 12/15/26(b)		925	935,256
Drive Auto Receivables Trust
Series 2019-4, Class A3, 2.16%, 05/15/23		210	210,162
Series 2020-2, Class A2B, (1 mo. LIBOR US + 0.53%), 0.64%, 07/17/23(b)		163	163,252
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 0.00%, 04/20/34(a)(b)		1,000	1,000,000
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		120	118,781
Enterprise Fleet Financing LLC
Series 2019-1, Class A2, 2.98%, 10/20/24(a)		867	877,917
Series 2020-1, Class A2, 1.78%, 12/22/25(a)		1,455	1,474,730
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		1,110	1,109,259
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	510	409,560
Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.30%, 08/15/25	USD	550	549,072
Ford Credit Floorplan Master Owner Trust A, Series 2019-4, Class A, 2.44%, 09/15/26		1,680	1,774,675
Honda Auto Receivables Owner Trust
Series 2019-3, Class A4, 1.85%, 08/15/25		790	809,792
Series 2019-4, Class A4, 1.87%, 01/20/26		500	514,431
Series 2020-1, Class A4, 1.63%, 10/21/26		900	923,694
Series 2021-1, Class A3, 0.27%, 04/21/25		1,030	1,028,540

Security		Par (000)	Value

Asset-Backed Securities (continued)
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.20%, 02/05/31(a)(b)	USD	1,490	$1,491,002
Hyundai Auto Receivables Trust, Series 2018-B, Class A3, 3.20%, 12/15/22		770	778,185
John Deere Owner Trust, Series 2021-A, Class A2, 0.20%, 12/15/23		2,310	2,307,635
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	139,496
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(a)(b)		191	192,087
Navient Private Education Loan Trust, Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		1,549	1,532,860
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		753	772,733
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		261	267,702
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		1,065	1,075,960
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		1,508	1,514,275
Series 2021-A, Class A, 0.84%, 05/15/69(a)		174	173,572
Series 2021-BA, Class A, 0.94%, 07/15/69(a)		860	859,220
OCP CLO Ltd., Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 1.50%, 07/15/30(a)(b)		1,000	1,000,173
Palmer Square CLO Ltd. Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.35%, 01/17/31(a)(b)		1,250	1,250,057
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.10%), 1.32%, 07/16/31(a)(b)		250	250,006
Park Avenue Institutional Advisers CLO Ltd. Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.38%, 08/23/31(a)(b)		2,025	2,025,579
Series 2018-1A, Class A1A, (3 mo. LIBOR US + 1.28%), 1.50%, 10/20/31(a)(b)		750	752,186
Series 2018-1A, Class A1AR, (3 mo. LIBOR US + 1.00%), 0.00%, 10/20/31(a)(b)		750	750,000
PFS Financing Corp.
Series 2020-B, Class A, 1.21%, 06/15/24(a)		930	938,685
Series 2020-F, Class A, 0.93%, 08/15/24(a)		153	153,894
Series 2020-G, Class A, 0.97%, 02/15/26(a)		370	371,472
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	228,826
RR 2 Ltd., Series 2017-2A, Class A1B, (3 mo. LIBOR US + 1.30%), 1.54%, 10/15/29(a)(b)		250	250,128
Santander Drive Auto Receivables Trust, Series 2021-1, Class A3, 0.32%, 09/16/24		1,750	1,749,262
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.55%), 0.66%, 06/25/43(b)		234	234,296
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1 mo. LIBOR US +
1.50%), 1.61%, 05/15/31(a)(b)		906	915,888
Series 2021-A, Class APL, 0.00%, 01/15/53(a)(c)		1,346	1,349,651
SoFi Professional Loan Program LLC
Series 2015-D, Class A2, 2.72%, 10/27/36(a)		144	146,359
Series 2016-A, Class A2, 2.76%, 12/26/36(a)		444	450,744
Series 2016-C, Class A2B, 2.36%, 12/27/32(a)		33	33,741
Series 2016-D, Class A2B, 2.34%, 04/25/33(a)		41	41,622
Series 2016-E, Class A2B, 2.49%, 01/25/36(a)		96	97,168
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		380	391,071
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		695	705,899
Springleaf Funding Trust, Series 2015-BA, Class A, 3.48%, 05/15/28(a)		270	271,010
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.26%, 01/15/34(a)(b)		1,000	996,139

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 04/25/56(a)(b)	USD	121	$121,976
Toyota Auto Receivables Owner Trust, Series 2020-C, Class A4, 0.57%, 10/15/25		2,500	2,499,425
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24		620	632,448
Voya CLO Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 1.39%, 10/15/31(a)(b)		1,000	1,000,536
Westlake Automobile Receivables Trust, Series 2021-1A, Class A2A, 0.39%, 10/15/24(a)		1,340	1,340,234
York CLO-2 Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.37%, 01/22/31(a)(b)		1,500	1,500,698

Total Asset-Backed Securities — 16.2% (Cost: $63,933,093)			64,445,366

Corporate Bonds

Aerospace & Defense — 0.7%
Boeing Co.
2.80%, 03/01/23		450	466,326
2.20%, 02/04/26		200	199,380
Northrop Grumman Corp., 2.93%, 01/15/25		1,846	1,964,470
Raytheon Technologies Corp., 3.65%, 08/16/23		30	32,093

			2,662,269

Automobiles — 1.0%
Daimler Finance North America LLC
3.35%, 05/04/21(a)		150	150,363
1.45%, 03/02/26(a)		850	842,587
General Motors Co., 6.13%, 10/01/25		780	917,209
Nissan Motor Co. Ltd., 3.52%, 09/17/25(a)		2,145	2,272,265

			4,182,424

Banks — 8.3%
Banco Santander SA
2.75%, 05/28/25		1,800	1,880,693
1.85%, 03/25/26		200	199,617
Bank of America Corp.
3.55%, 03/05/24		750	791,306
0.98%, 09/25/25		1,600	1,595,839
1.32%, 06/19/26		1,745	1,739,677
1.20%, 10/24/26		1,200	1,184,445
Banque Federative du Credit Mutuel SA, 0.65%, 02/27/24(a)		700	697,956
Barclays PLC
1.01%, 12/10/24		1,200	1,199,012
3.65%, 03/16/25		540	580,376
BNP Paribas SA, 1.32%, 01/13/27(a)		1,815	1,775,055
Citigroup, Inc.
2.88%, 07/24/23		1,975	2,034,360
3.11%, 04/08/26		1,900	2,028,180
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)		1,195	1,184,984
Credit Agricole SA, 1.25%, 01/26/27(a)		650	635,732
Danske Bank A/S, 1.62%, 09/11/26(a)		805	796,296
Discover Bank, 2.45%, 09/12/24		250	261,685
DNB Bank ASA, 1.13%, 09/16/26(a)		525	517,424
Fifth Third Bancorp, 2.38%, 01/28/25		430	448,328
ING Groep NV
4.10%, 10/02/23		325	351,850
1.73%, 04/01/27		280	280,162
JPMorgan Chase & Co.
3.80%, 07/23/24		305	326,447
4.02%, 12/05/24		1,975	2,142,721

Security	Par (000)		Value

Banks (continued)
JPMorgan Chase & Co.
2.30%, 10/15/25	USD	940	$978,480
2.08%, 04/22/26		455	467,314
Lloyds Banking Group PLC, 3.00%, 01/11/22		420	428,223
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21		75	75,742
1.41%, 07/17/25		1,800	1,798,765
Mizuho Financial Group, Inc., 1.23%, 05/22/27		200	194,699
Natwest Group PLC
3.88%, 09/12/23		305	327,075
2.36%, 05/22/24		645	665,465
Skandinaviska Enskilda Banken AB, 0.85%, 09/02/25(a)		995	975,985
Standard Chartered PLC
0.99%, 01/12/25(a)		835	830,281
1.21%, 03/23/25(a)		245	245,486
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/21		375	379,497
0.95%, 01/12/26		1,570	1,529,804
UniCredit SpA, 2.57%, 09/22/26(a)		570	572,278
Wells Fargo & Co.
1.65%, 06/02/24		500	510,772
3.00%, 02/19/25		500	532,013

			33,164,024

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 01/23/25		655	727,905

Biotechnology — 0.8%
AbbVie, Inc., 2.60%, 11/21/24		2,990	3,156,837
Gilead Sciences, Inc., 3.70%, 04/01/24		130	140,018

			3,296,855

Capital Markets — 2.6%
Credit Suisse AG
3.63%, 09/09/24		1,000	1,083,695
2.95%, 04/09/25		1,000	1,060,042
Credit Suisse Group AG, 3.57%, 01/09/23(a)		625	637,837
Deutsche Bank AG, 1.45%, 04/01/25		345	344,880
Goldman Sachs Group, Inc.
4.00%, 03/03/24		600	653,823
3.50%, 01/23/25		450	485,618
Series VAR, 1.09%, 12/09/26		500	489,946
Morgan Stanley
3.13%, 01/23/23		170	177,998
2.72%, 07/22/25		1,000	1,054,919
Series F, 3.88%, 04/29/24		500	546,199
UBS Group AG
2.65%, 02/01/22(a)		200	203,793
3.49%, 05/23/23(a)		765	789,420
2.86%, 08/15/23(a)		1,100	1,134,029
1.01%, 07/30/24(a)		1,525	1,533,866

			10,196,065

Chemicals — 0.7%
DuPont de Nemours, Inc., 4.21%, 11/15/23		1,800	1,955,332
LYB International Finance III LLC, 1.25%, 10/01/25		500	493,688
Nutrition & Biosciences, Inc., 1.23%, 10/01/25(a)		455	447,192

			2,896,212

Commercial Services & Supplies — 0.1%
Republic Services, Inc., 0.88%, 11/15/25		365	357,261

Consumer Finance — 1.7%
American Honda Finance Corp., 2.90%, 02/16/24		1,000	1,061,488
Capital One Financial Corp.
3.90%, 01/29/24		400	432,471

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
Capital One Financial Corp. 3.20%, 02/05/25	USD	400	$426,424
ERAC USA Finance LLC, 2.60%, 12/01/21(a)		350	354,418
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		500	539,645
General Motors Financial Co., Inc.
3.20%, 07/06/21		1,895	1,903,228
3.25%, 01/05/23		405	421,885
2.90%, 02/26/25		600	629,093
Nissan Motor Acceptance Corp., 2.00%, 03/09/26(a)		400	398,358
Synchrony Financial, 2.85%, 07/25/22		280	287,532
Toyota Motor Credit Corp., 1.80%, 02/13/25		400	410,966

			6,865,508

Containers & Packaging — 0.0%
WRKCo, Inc., 3.75%, 03/15/25		70	76,386

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22		900	920,835
3.50%, 05/26/22		370	380,359
2.88%, 08/14/24		250	257,835
3.50%, 01/15/25		450	471,887
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(a)		295	296,936
LSEGA Financing PLC, 1.38%, 04/06/26(a)		800	792,173

			3,120,025

Diversified Telecommunication Services — 0.6%
AT&T Inc., 1.70%, 03/25/26		1,115	1,114,609
Verizon Communications, Inc.
0.75%, 03/22/24		285	285,313
1.45%, 03/20/26		105	105,008
3.88%, 02/08/29		195	216,927
1.75%, 01/20/31		700	651,864

			2,373,721

Electric Utilities — 0.9%
Duke Energy Corp.
3.95%, 10/15/23		590	634,438
0.90%, 09/15/25		235	229,902
FirstEnergy Corp., Series A, 3.35%, 07/15/22		159	161,385
ITC Holdings Corp., 2.70%, 11/15/22		85	87,730
Pacific Gas & Electric Co., 1.37%, 03/10/23		2,520	2,520,731

			3,634,186

Electrical Equipment — 0.2%
Carrier Global Corp., 2.24%, 02/15/25		105	108,722
Siemens Financieringsmaatschappij NV, 1.20%, 03/11/26(a)		600	593,032

			701,754

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22		225	233,347
Halliburton Co., 3.50%, 08/01/23		47	49,792
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25		360	360,306

			643,445

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.
2.25%, 01/15/22		140	141,955
3.00%, 06/15/23		82	86,287
2.40%, 03/15/25		1,405	1,465,788
Crown Castle International Corp.
3.20%, 09/01/24		185	198,665

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp. 1.35%, 07/15/25	USD	2,435	$2,429,903
Equinix, Inc., 1.00%, 09/15/25		1,080	1,060,494

			5,383,092

Food & Staples Retailing — 0.5%
7-Eleven, Inc.
0.80%, 02/10/24(a)		990	986,728
0.95%, 02/10/26(a)		125	121,763
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(a)		350	359,219
CVS Health Corp., 1.30%, 08/21/27		610	585,992

			2,053,702

Food Products — 0.0%
Tyson Foods, Inc., 3.90%, 09/28/23		115	123,890

Health Care Providers & Services — 0.5%
Anthem, Inc.
2.95%, 12/01/22		50	51,941
2.38%, 01/15/25		1,220	1,275,050
HCA, Inc., 5.25%, 04/15/25		400	456,763
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	113,764

			1,897,518

Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 1.00%, 09/15/25		465	457,037

Interactive Media & Services — 0.1%
Baidu, Inc., 2.88%, 07/06/22		300	307,312

IT Services — 0.7%
Fidelity National Information Services, Inc., 1.15%, 03/01/26		380	373,638
Fiserv, Inc., 2.75%, 07/01/24		1,635	1,727,732
Global Payments, Inc.
3.75%, 06/01/23		145	153,853
1.20%, 03/01/26		490	482,367

			2,737,590

Machinery — 0.0%
Otis Worldwide Corp., 2.06%, 04/05/25		205	211,078

Media — 0.3%
Interpublic Group of Cos., Inc., 3.75%, 10/01/21		45	45,752
ViacomCBS, Inc., 3.88%, 04/01/24		900	969,340

			1,015,092

Metals & Mining — 0.1%
Glencore Funding LLC, 1.63%, 09/01/25(a)		350	349,878
Nucor Corp., 2.00%, 06/01/25		90	92,331
Steel Dynamics, Inc., 2.40%, 06/15/25		25	26,056

			468,265

Multi-Utilities — 0.6%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		245	261,018
CenterPoint Energy, Inc., 2.50%, 09/01/22		270	277,272
ONE Gas, Inc., 1.10%, 03/11/24		1,900	1,899,459

			2,437,749

Oil, Gas & Consumable Fuels — 2.4%
Canadian Natural Resources Ltd., 2.95%, 01/15/23		125	129,728
Diamondback Energy, Inc.
0.90%, 03/24/23		455	455,292
2.88%, 12/01/24		655	690,723
Enbridge, Inc., 2.90%, 07/15/22		225	231,376
Energy Transfer Operating LP
3.60%, 02/01/23		150	156,211
4.50%, 04/15/24		500	545,280

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP 2.90%, 05/15/25	USD	360	$374,622
Kinder Morgan Energy Partners LP, 4.15%, 02/01/24		600	651,700
Kinder Morgan, Inc., 4.30%, 06/01/25		800	893,373
Marathon Petroleum Corp., 4.70%, 05/01/25		235	264,120
MPLX LP
3.50%, 12/01/22		145	151,303
1.75%, 03/01/26		1,355	1,357,069
Occidental Petroleum Corp., 2.90%, 08/15/24		55	54,397
Ovintiv, Inc., 3.90%, 11/15/21		1,035	1,046,304
Phillips 66, 0.90%, 02/15/24		1,590	1,590,409
Pioneer Natural Resources Co., 1.13%, 01/15/26		310	304,349
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		500	564,174

			9,460,430

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 1.75%, 09/30/25(a)		460	468,016

Pharmaceuticals — 0.1%
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23		530	579,278

Road & Rail — 1.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.38%, 02/01/22(a)		440	448,122
2.70%, 03/14/23(a)		505	523,749
1.20%, 11/15/25(a)		1,725	1,694,429
Union Pacific Corp., 3.25%, 01/15/25		1,175	1,259,444

			3,925,744

Semiconductors & Semiconductor Equipment — 1.6%
Broadcom, Inc., 3.63%, 10/15/24		3,500	3,808,104
NXP BV/NXP Funding LLC, 4.88%, 03/01/24(a)		1,800	2,000,621
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25(a)		65	68,169
3.88%, 06/18/26(a)		300	330,205

			6,207,099

Software — 0.3%
Oracle Corp., 1.65%, 03/25/26		1,165	1,174,199

Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., 5.45%, 06/15/23(a)		1,000	1,092,857

Tobacco — 0.8%
Altria Group, Inc., 2.35%, 05/06/25		260	269,526
BAT Capital Corp., 2.79%, 09/06/24		700	737,694
BAT International Finance PLC, 1.67%, 03/25/26		2,095	2,073,584

			3,080,804

Trading Companies & Distributors — 0.3%
Air Lease Corp.
3.38%, 06/01/21		155	155,706
2.63%, 07/01/22		650	664,137
2.25%, 01/15/23		335	343,797

			1,163,640

Wireless Telecommunication Services — 0.2%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%, 09/20/21(a)		25	25,187
4.74%, 09/20/29(a)		400	428,280
T-Mobile USA, Inc., 1.50%, 02/15/26(a)		286	283,209

			736,676

Total Corporate Bonds — 30.1% (Cost: $118,762,564)			119,879,108

Security	Par (000)		Value

Foreign Agency Obligations

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)	USD	220	$231,004

Total Foreign Agency Obligations — 0.1% (Cost: $218,814)			231,004

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 0.6%
Chase Home Lending Mortgage Trust, Series 2019- ATR2, Class A3, 3.50%, 07/25/49(a)(b)		423	435,154
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.55%, 05/20/34(b)		33	33,788
Flagstar Mortgage Trust, Series 2020-1INV, Class A11, (1 mo. LIBOR US + 0.85%), 0.96%, 03/25/50(a)(b)		1,003	1,003,140
JP Morgan Mortgage Trust, Series 2016-2, Class A1, 2.52%, 06/25/46(a)(b)		293	292,658
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(b)		606	639,430

			2,404,170

Commercial Mortgage-Backed Securities — 18.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 0.99%, 09/15/34(a)(b)		600	600,181
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1 mo. LIBOR US + 1.15%), 1.26%, 04/15/34(a)(b)		420	420,125
BANK
Series 2018-BN10, Class ASB, 3.64%, 02/15/61		3,375	3,708,566
Series 2019-BN18, Class A2, 3.47%, 05/15/62		1,250	1,334,860
BBCMS Mortgage Trust, Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 0.83%, 03/15/37(a)(b)		1,000	989,990
Benchmark Mortgage Trust
Series 2018-B1, Class ASB, 3.60%, 01/15/51(b)		2,500	2,748,129
Series 2018-B2, Class ASB, 3.78%, 02/15/51(b)		2,750	3,020,312
Series 2018-B5, Class C, 4.61%, 07/15/51(b)		1,000	1,088,241
BX Commercial Mortgage Trust
Series 2018-IND, Class A, (1 mo. LIBOR US + 0.75%), 0.86%, 11/15/35(a)(b)		1,307	1,306,862
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.03%, 10/15/36(a)(b)		1,076	1,076,620
Series 2020-BXLP, Class A, (1 mo. LIBOR US + 0.80%), 0.91%, 12/15/36(a)(b)		1,996	1,996,687
Series 2020-FOX, Class A, (1 mo. LIBOR US + 1.00%), 1.11%, 11/15/32(a)(b)		100	100,160
CGMS Commercial Mortgage Trust, Series 2017-B1, Class AAB, 3.24%, 08/15/50		1,210	1,305,142
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5, 3.86%, 05/10/47		761	825,713
Series 2016-C2, Class AAB, 2.71%, 08/10/49		1,986	2,084,810
Commercial Mortgage Trust
Series 2013-CR10, Class A4, 4.21%, 08/10/46(b)		1,750	1,880,791
Series 2013-CR6, Class ASB, 2.62%, 03/10/46		275	279,425
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		332	338,693
Series 2013-SFS, Class A1, 1.87%, 04/12/35(a)		113	113,257
Series 2014-CR14, Class ASB, 3.74%, 02/10/47		519	540,815
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,000	1,085,669
Series 2014-CR17, Class C, 4.78%, 05/10/47(b)		1,500	1,594,810
Series 2014-CR21, Class A3, 3.53%, 12/10/47		877	935,717
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	1,079,578
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		831	870,466
Series 2015-3BP, Class A, 3.18%, 02/10/35(a)		1,050	1,114,585
Series 2015-CR23, Class A2, 2.85%, 05/10/48		880	879,731

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2015-LC19, Class A4, 3.18%, 02/10/48	USD	1,600	$1,714,283
Series 2021-LBA, Class A, (1 mo. LIBOR US + 0.69%), 0.84%, 03/15/38(a)(b)		700	698,903
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.63%, 11/15/48(b)		1,500	1,602,767
GS Mortgage Securities Trust
Series 2012-ALOH, Class A, 3.55%, 04/10/34(a)		951	964,522
Series 2013-GC13, Class A5, 4.05%, 07/10/46(b)		625	667,941
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		882	919,343
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		903	941,807
Series 2015-GC34, Class A4, 3.51%, 10/10/48		1,250	1,358,931
Series 2015-GC34, Class AAB, 3.28%, 10/10/48		1,837	1,934,561
GSCG Trust, Series 2019-600C, Class A, 2.94%, 09/06/34(a)		750	770,103
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 1.26%, 05/15/38(a)(b)		552	552,337
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		1,540	1,630,901
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5, 3.78%, 08/15/47		500	539,604
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		448	475,630
Series 2015-C28, Class ASB, 3.04%, 10/15/48		1,363	1,423,928
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A4, 3.48%, 06/15/45		2,361	2,391,785
Series 2012-HSBC, Class D, 4.53%, 07/05/32(a)(b)		745	761,422
Series 2017-JP6, Class A3, 3.11%, 07/15/50		850	887,379
Series 2019-BKWD, Class A, (1 mo. LIBOR US + 1.00%), 1.11%, 09/15/29(a)(b)		241	241,295
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 0.81%, 03/15/38(a)(b)		540	540,325
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.08%, 07/15/46(b)		2,000	2,111,664
Series 2013-C7, Class A4, 2.92%, 02/15/46		2,735	2,828,242
Series 2013-C8, Class A4, 3.13%, 12/15/48		700	726,459
Series 2014-C15, Class A4, 4.05%, 04/15/47		230	249,979
Series 2015-C25, Class A4, 3.37%, 10/15/48		330	354,178
Series 2016-C30, Class ASB, 2.73%, 09/15/49		267	280,935
Series 2016-C31, Class A5, 3.10%, 11/15/49		2,525	2,696,875
Morgan Stanley Capital I Trust
Series 2012-C4, Class A4, 3.24%, 03/15/45		1,895	1,921,091
Series 2014-CPT, Class A, 3.35%, 07/13/29(a)		1,800	1,799,827
One New York Plaza Trust, Series 2020-1NYP, Class A, (1 mo. LIBOR US + 0.95%), 1.06%, 01/15/26(a)(b)		580	583,595
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		1,495	1,563,392
Series 2015-C29, Class A4, 3.64%, 06/15/48		3,000	3,276,723
Series 2017-C39, Class A5, 3.42%, 09/15/50		1,698	1,845,445
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class A4, 3.00%, 05/15/45		174	181,442
Series 2014-LC14, Class A5, 4.05%, 03/15/47		721	779,670

			75,537,219

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.72%, 09/15/48(b)		4,505	122,731
Commercial Mortgage Trust Series 2015-CR23, Class XA, 0.89%, 05/10/48(b)		2,139	59,607

Security	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2015-LC21, Class XA, 0.69%, 07/10/48(b)	USD	4,993	$121,772
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.92%, 01/15/49(b)		694	49,326

			353,436

Total Non-Agency Mortgage-Backed Securities — 19.6% (Cost: $78,395,981)			78,294,825

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.9%
Fannie Mae, Series 2018-21, Class CA, 3.50%, 04/25/45.		629	649,310
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		108	119,184
Series 3986, Class M, 4.50%, 09/15/41		99	104,329
Series 4253, Class PA, 3.50%, 08/15/41		85	86,203
Series 4274, Class PN, 3.50%, 10/15/35		202	216,826
Series 4390, Class CA, 3.50%, 06/15/50		223	231,880
Series 4459, Class BN, 3.00%, 08/15/43		464	493,796
Series 4482, Class DH, 3.00%, 06/15/42		214	220,674
Series 4494, Class KA, 3.75%, 10/15/42		349	362,878
Series 4777, Class CB, 3.50%, 10/15/45		1,070	1,120,996

			3,606,076

Commercial Mortgage-Backed Securities — 0.6%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(b)		2,343	2,502,042

Mortgage-Backed Securities — 11.9%
Fannie Mae Mortgage-Backed Securities
0.54%, 10/27/25		4,500	4,424,702
2.50%, 12/01/27 - 04/01/32		1,830	1,915,613
3.00%, 09/01/30 - 11/01/33		3,422	3,646,461
4.00%, 03/01/32 - 08/01/49		7,195	7,847,047
4.50%, 09/01/26 - 01/01/48		3,679	4,092,788
5.00%, 11/01/21 - 07/01/25		1	1,192
(12 mo. LIBOR US + 1.58%), 2.81%, 07/01/44(b)		388	403,268
(12 mo. LIBOR US + 1.59%), 3.06%, 10/01/45(b)		565	593,525
(12 mo. LIBOR US + 1.59%), 3.11%, 06/01/45(b)		440	461,308
(12 mo. LIBOR US + 1.69%), 2.72%, 07/01/43(b)		741	784,314
Federal Farm Credit Banks Funding Corp., 0.55%, 09/16/25		3,129	3,053,149
Freddie Mac Mortgage-Backed Securities
0.57%, 09/24/25		6,000	5,938,238
0.60%, 09/30/25		3,000	2,953,572
0.90%, 10/13/27		2,000	1,938,602
2.50%, 11/01/27		398	416,498
4.00%, 09/01/33		1,725	1,896,391
4.50%, 03/01/49		4,962	5,525,604
5.00%, 09/01/21(d)		0	8
5.50%, 05/01/22(d)		0	46
(12 mo. LIBOR US + 1.62%), 2.59%, 03/01/45(b)		657	685,274
(12 mo. LIBOR US + 1.62%), 3.17%, 05/01/45(b)		875	913,953

			47,491,553

Total U.S. Government Sponsored Agency Securities — 13.4% (Cost: $52,620,192)			53,599,671

U.S. Treasury Obligations
U.S. Treasury Bonds, 1.88%, 02/15/41		3,490	3,249,517

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes
0.13%, 11/30/22 - 01/15/24(e)	USD	36,300	$36,200,008
0.38%, 12/31/25		9,200	8,984,734

Total U.S. Treasury Obligations — 12.1% (Cost: $48,808,626)			48,434,259

Total Long-Term Investments — 91.5% (Cost: $362,739,270)			364,884,233

Short-Term Securities

Certificates of Deposit — 1.3%
Barclays Bank PLC, New York
0.33%, 02/01/22		2,000	2,000,746
0.33%, 02/02/22		1,200	1,200,449
Deutsche Bank AG, New York, 0.58%, 08/11/21		2,000	2,000,594

			5,201,789

Commercial Paper(f) — 5.7%
AT&T Inc., 0.40%, 12/14/21		2,000	1,995,585
Electricite De France, 0.28%, 06/04/21		2,000	1,999,166
Enel Finance America LLC, 0.43%, 02/22/22		1,500	1,495,080
General Motors Financial Co., Inc.
0.40%, 04/26/21		1,200	1,199,614
0.40%, 04/27/21		2,000	1,999,331
0.40%, 05/07/21		2,000	1,999,036
0.45%, 05/11/21		1,600	1,599,127
HSBC Bank PLC, 0.27%, 02/02/22		2,000	1,996,099
Marathon Petroleum Corp., 0.50%, 05/07/21		2,000	1,999,564
Ovintiv, Inc.
1.00%, 04/07/21		970	969,845
1.00%, 04/08/21		2,000	1,999,630
Suncor Energy, Inc., 0.28%, 05/19/21		2,000	1,999,423
VW Credit, Inc., 0.38%, 02/16/22		1,500	1,495,170

			22,746,670

Security	Shares	Value

Money Market Funds — 0.2%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(g)	578,801	$578,801

Total Short-Term Securities — 7.2% (Cost: $28,521,758)		28,527,260

Options Purchased — 0.3% (Cost: $1,083,202)		1,359,490

Total Investments Before Options Written — 99.0% (Cost: $392,344,230)		394,770,983

Options Written — (1.0)% (Premiums Received: $(2,342,980))		(3,996,414)

Total Investments — 98.0% (Cost: $390,001,250)		390,774,569

Other Assets Less Liabilities — 2.0%		8,131,395

Net Assets — 100.0%		$398,905,964

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Amount is less than $500.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Rates are discount rates or a range of discount rates as of period end.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bobl	13	06/08/21	$2,059	$915
U.S. Treasury Notes (2 Year)	448	06/30/21	98,893	(69,740)

				(68,825)

Short Contracts
U.S. Treasury Notes (10 Year)	58	06/21/21	7,601	138,572
U.S. Ultra Treasury Bonds	3	06/21/21	546	11,339
U.S. Ultra Treasury Notes (10 Year)	35	06/21/21	5,035	101,183
U.S. Treasury Notes (5 Year)	793	06/30/21	97,898	1,027,816

				1,278,910

				$1,210,085

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2021	BATS:SeriesSPortfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,250,000	NZD	1,352,550	Standard Chartered Bank	06/16/21	$5,311
NZD	1,373,532	AUD	1,260,000	Bank of America N.A.	06/16/21	1,742
NZD	1,363,032	AUD	1,250,000	JPMorgan Chase Bank N.A.	06/16/21	2,008
USD	391,213	CAD	488,000	Citibank N.A.	06/16/21	2,859

						11,920

AUD	1,260,000	NZD	1,374,313	Standard Chartered Bank	06/16/21	(2,288)

						$9,632

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	19	04/02/21	USD	132.50	USD	2,518	$297

Put
U.S. Treasury Notes (10 Year)	45	05/21/21	USD	131.00	USD	5,895	45,703
Euro Dollar (1 Year) Mid-Curve	68	09/10/21	USD	99.63	USD	16,936	14,025
Euro Dollar (2 Year) Mid-Curve	68	09/10/21	USD	99.50	USD	16,915	93,075

							152,803

							$153,100

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty
Call
1-Year Interest Rate Swap, 02/06/26	3-month LIBOR, 0.19%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	02/04/25	1.23%	USD	10,820	$26,941
1-Year Interest Rate Swap, 02/26/26	3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	Bank of America N.A.	02/24/25	1.60%	USD	8,920	33,220
10-Year Interest Rate Swap, 02/27/35	3-month LIBOR, 0.19%	Quarterly	1.49%	Semi-Annual	Citibank N.A.	02/25/25	1.49%	USD	320	5,794
1-Year Interest Rate Swap, 03/06/26	3-month LIBOR, 0.19%	Quarterly	1.71%	Semi-Annual	Deutsche Bank AG	03/04/25	1.71%	USD	17,350	72,723
10-Year Interest Rate Swap, 06/06/35	3-month LIBOR, 0.19%	Quarterly	1.28%	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28%	USD	175	2,632

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 06/07/35	3-month LIBOR, 0.19%	Quarterly	1.43%	Semi-Annual	Bank of America N.A.	06/05/25	1.43%	USD	610	$10,686
10-Year Interest Rate Swap, 06/07/35	3-month LIBOR, 0.19%	Quarterly	1.43%	Semi-Annual	Citibank N.A.	06/05/25	1.43%	USD	1,140	20,033
10-Year Interest Rate Swap, 06/07/35	3-month LIBOR, 0.19%	Quarterly	1.43%	Semi-Annual	UBS AG	06/05/25	1.43%	USD	175	3,066
10-Year Interest Rate Swap, 12/13/35	3-month LIBOR, 0.19%	Quarterly	1.49%	Semi-Annual	Barclays Bank PLC	12/11/25	1.49%	USD	2,610	51,688
10-Year Interest Rate Swap, 01/19/50	3-month LIBOR, 0.19%	Quarterly	2.07%	Semi-Annual	JPMorgan Chase Bank N.A.	01/17/40	2.07%	USD	240	11,782
10-Year Interest Rate Swap, 12/13/50	3-month LIBOR, 0.19%	Quarterly	1.52%	Semi-Annual	Barclays Bank PLC	12/11/40	1.52%	USD	410	15,039

										253,604

Put
1-Year Interest Rate Swap, 02/06/26	1.23%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Goldman Sachs Bank USA	02/04/25	1.23%	USD	10,820	$112,889
1-Year Interest Rate Swap, 02/26/26	1.60%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	02/24/25	1.60%	USD	8,920	74,566
10-Year Interest Rate Swap, 02/27/35	1.49%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Citibank N.A.	02/25/25	1.49%	USD	320	35,215
1-Year Interest Rate Swap, 03/06/26	1.71%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	03/04/25	1.71%	USD	17,350	135,427
10-Year Interest Rate Swap, 06/06/35	1.28%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Goldman Sachs Bank USA	06/04/25	1.28%	USD	175	22,099

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	06/05/25	1.43%	USD	610	$70,897
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Citibank N.A.	06/05/25	1.43%	USD	1,140	132,264
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	UBS AG	06/05/25	1.43%	USD	175	20,339
10-Year Interest Rate Swap, 12/13/35	1.49%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	12/11/25	1.49%	USD	2,610	299,677
10-Year Interest Rate Swap, 01/19/50	2.07%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	JPMorgan Chase Bank N.A.	01/17/40	2.07%	USD	240	15,588
10-Year Interest Rate Swap, 12/13/50	1.52%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	12/11/40	1.52%	USD	410	33,825

										$952,786

										$1,206,390

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	9	05/21/21	USD	134.00	USD	1,206	$(1,266)

Put
Euro Dollar (1 Year) Mid-Curve	68	09/10/21	USD	99.75	USD	16,958	(24,650)
Euro Dollar (2 Year) Mid-Curve	68	09/10/21	USD	99.38	USD	16,894	(75,225)

							(99,875)

							$(101,141)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value
Call
10-Year Interest Rate Swap, 05/15/31	0.69%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	05/13/21	0.69%	USD	1,030	$(5)

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		(000)	Value
10-Year Interest Rate Swap, 06/04/31	0.75%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	06/02/21	0.75	% USD	750	$(35)
10-Year Interest Rate Swap, 06/16/31	0.96%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	06/14/21	0.96	% USD	6,250	(1,454)
10-Year Interest Rate Swap, 06/27/31	0.74%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	06/25/21	0.74	% USD	400	(56)
10-Year Interest Rate Swap, 07/01/31	0.72%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	BNP Paribas S.A.	06/29/21	0.72	% USD	400	(58)
10-Year Interest Rate Swap, 10/02/31	0.90%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	09/30/21	0.90	% USD	890	(1,032)
10-Year Interest Rate Swap, 01/20/32	1.65%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	01/18/22	1.65	% USD	340	(4,617)
10-Year Interest Rate Swap, 01/20/32	1.65%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	JPMorgan Chase Bank N.A.	01/18/22	1.65	% USD	1,030	(13,987)
10-Year Interest Rate Swap, 01/22/32	1.04%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	01/20/22	1.04	% USD	4,180	(13,528)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	01/27/22	1.00	% USD	1,170	(3,552)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	01/27/22	1.25	% USD	1,070	(5,764)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	02/18/22	1.62	% USD	970	(12,567)
10-Year Interest Rate Swap, 02/24/32	1.35%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	02/22/22	1.35	% USD	4,280	(30,885)

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value
2-Year Interest Rate Swap, 02/25/24	0.41%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Goldman Sachs Bank USA	02/23/22	0.41%	USD	6,600	$(9,283)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	03/01/22	0.51%	USD	9,930	(21,563)
2-Year Interest Rate Swap, 03/04/24	0.49%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	JPMorgan Chase Bank N.A.	03/02/22	0.49%	USD	14,870	(29,426)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Citibank N.A.	03/03/22	0.52%	USD	5,070	(11,355)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	03/21/22	0.56%	USD	5,070	(13,124)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	03/23/22	0.57%	USD	10,220	(26,974)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Deutsche Bank AG	10/11/22	1.06%	USD	765	(4,664)
10-Year Interest Rate Swap, 12/14/32	1.15%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	12/12/22	1.15%	USD	6,170	(46,725)
10-Year Interest Rate Swap, 12/17/32	1.23%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	12/15/22	1.23%	USD	1,515	(12,876)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23%	USD	758	(6,522)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.25%	USD	758	(6,656)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Citibank N.A.	12/30/22	1.25%	USD	840	(7,560)

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	01/09/23	1.44%	USD	1,530	$(18,645)
10-Year Interest Rate Swap, 01/14/33	1.57%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	JPMorgan Chase Bank N.A.	01/12/23	1.57%	USD	790	(11,813)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Bank of America N.A.	03/01/23	2.01%	USD	1,510	(42,839)
10-Year Interest Rate Swap, 03/04/33	1.98%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	BNP Paribas S.A.	03/02/23	1.98%	USD	760	(20,725)
10-Year Interest Rate Swap, 03/04/33	1.98%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	JPMorgan Chase Bank N.A.	03/02/23	1.98%	USD	760	(20,529)
10-Year Interest Rate Swap, 03/05/33	2.03%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	Barclays Bank PLC	03/03/23	2.03%	USD	380	(10,979)

										(409,798)

Put
10-Year Interest Rate Swap, 05/15/31	3-month LIBOR, 0.19%	Quarterly	0.69%	Semi-Annual	Bank of America N.A.	05/13/21	0.69%	USD	1,030	$(108,403)
10-Year Interest Rate Swap, 06/03/31	3-month LIBOR, 0.19%	Quarterly	1.00%	Semi-Annual	Bank of America N.A.	06/01/21	1.00%	USD	1,600	(122,631)
10-Year Interest Rate Swap, 06/04/31	3-month LIBOR, 0.19%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	06/02/21	0.75%	USD	750	(75,383)
10-Year Interest Rate Swap, 06/13/31	3-month LIBOR, 0.19%	Quarterly	1.05%	Semi-Annual	Bank of America N.A.	06/11/21	1.05%	USD	390	(28,417)
10-Year Interest Rate Swap, 06/16/31	3-month LIBOR, 0.19%	Quarterly	0.96%	Semi-Annual	Barclays Bank PLC	06/14/21	0.96%	USD	6,250	(510,280)

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty
10-Year Interest Rate Swap, 06/27/31	3-month LIBOR, 0.19%	Quarterly	0.74%	Semi-Annual	Bank of America N.A.	06/25/21	0.74%	USD	400	$(41,013)
10-Year Interest Rate Swap, 07/01/31	3-month LIBOR, 0.19%	Quarterly	0.72%	Semi-Annual	BNP Paribas S.A.	06/29/21	0.72%	USD	400	(42,067)
5-Year Interest Rate Swap, 09/05/26	3-month LIBOR, 0.19%	Quarterly	0.60%	Semi-Annual	Deutsche Bank AG	09/03/21	0.60%	USD	2,370	(74,383)
10-Year Interest Rate Swap, 10/02/31	3-month LIBOR, 0.19%	Quarterly	1.45%	Semi-Annual	Bank of America N.A.	09/30/21	1.45%	USD	1,780	(85,738)
10-Year Interest Rate Swap, 01/12/32	3-month LIBOR, 0.19%	Quarterly	1.15%	Semi-Annual	Bank of America N.A.	01/10/22	1.15%	USD	240	(19,269)
10-Year Interest Rate Swap, 01/20/32	3-month LIBOR, 0.19%	Quarterly	2.15%	Semi-Annual	Bank of America N.A.	01/18/22	2.15%	USD	340	(6,675)
10-Year Interest Rate Swap, 01/20/32	3-month LIBOR, 0.19%	Quarterly	2.15%	Semi-Annual	JPMorgan Chase Bank N.A.	01/18/22	2.15%	USD	1,030	(20,220)
10-Year Interest Rate Swap, 01/22/32	3-month LIBOR, 0.19%	Quarterly	1.54%	Semi-Annual	Bank of America N.A.	01/20/22	1.54%	USD	4,180	(215,694)
10-Year Interest Rate Swap, 01/29/32	3-month LIBOR, 0.19%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25%	USD	1,070	(79,208)
10-Year Interest Rate Swap, 01/29/32	3-month LIBOR, 0.19%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50%	USD	1,170	(64,137)
10-Year Interest Rate Swap, 02/30/32	3-month LIBOR, 0.19%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62%	USD	970	(47,038)
10-Year Interest Rate Swap, 02/24/32	3-month LIBOR, 0.19%	Quarterly	1.85%	Semi-Annual	Barclays Bank PLC	02/22/22	1.85%	USD	4,280	(150,455)

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty
2-Year Interest Rate Swap, 02/27/24	3-month LIBOR, 0.19%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75%	USD	6,600	$(15,731)
10-Year Interest Rate Swap, 03/02/32	3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/28/22	1.60%	USD	350	(17,538)
2-Year Interest Rate Swap, 03/03/24	3-month LIBOR, 0.19%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51%	USD	9,930	(44,222)
2-Year Interest Rate Swap, 03/04/24	3-month LIBOR, 0.19%	Quarterly	0.49%	Semi-Annual	JPMorgan Chase Bank N.A.	03/02/22	0.49%	USD	14,870	(70,174)
10-Year Interest Rate Swap, 03/05/32	3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/03/22	1.60%	USD	350	(17,654)
2-Year Interest Rate Swap, 03/05/24	3-month LIBOR, 0.19%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52%	USD	5,070	(22,310)
10-Year Interest Rate Swap, 03/06/32	3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	Bank of America N.A.	03/04/22	1.60%	USD	770	(38,880)
10-Year Interest Rate Swap, 03/06/32	3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	Barclays Bank PLC	03/04/22	1.60%	USD	342	(17,269)
10-Year Interest Rate Swap, 03/06/32	3-month LIBOR, 0.19%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/04/22	1.60%	USD	545	(27,519)
2-Year Interest Rate Swap, 03/23/24	3-month LIBOR, 0.19%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56%	USD	5,070	(22,207)
2-Year Interest Rate Swap, 03/25/24	3-month LIBOR, 0.19%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57%	USD	10,220	(44,408)
10-Year Interest Rate Swap, 10/13/32	3-month LIBOR, 0.19%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06%	USD	765	(81,489)

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty
10-Year Interest Rate Swap, 12/14/32	3-month LIBOR, 0.19%	Quarterly	1.15%	Semi-Annual	Barclays Bank PLC	12/12/22	1.15%	USD	6,170	$(636,565)
10-Year Interest Rate Swap, 12/17/32	3-month LIBOR, 0.19%	Quarterly	1.23%	Semi-Annual	Barclays Bank PLC	12/15/22	1.23%	USD	1,515	(148,400)
10-Year Interest Rate Swap, 12/18/32	3-month LIBOR, 0.19%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23%	USD	758	(73,781)
10-Year Interest Rate Swap, 12/18/32	3-month LIBOR, 0.19%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25%	USD	758	(73,049)
10-Year Interest Rate Swap, 01/01/33	3-month LIBOR, 0.19%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25%	USD	840	(81,183)
10-Year Interest Rate Swap, 01/11/33	3-month LIBOR, 0.19%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44%	USD	1,530	(127,619)
10-Year Interest Rate Swap, 01/14/33	3-month LIBOR, 0.19%	Quarterly	1.57%	Semi-Annual	JPMorgan Chase Bank N.A.	01/12/23	1.57%	USD	790	(58,821)
10-Year Interest Rate Swap, 03/03/33	3-month LIBOR, 0.19%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01%	USD	1,510	(76,661)
10-Year Interest Rate Swap, 03/04/33	3-month LIBOR, 0.19%	Quarterly	1.98%	Semi-Annual	BNP Paribas S.A.	03/02/23	1.98%	USD	760	(39,820)
10-Year Interest Rate Swap, 03/04/33	3-month LIBOR, 0.19%	Quarterly	1.98%	Semi-Annual	JPMorgan Chase Bank N.A.	03/02/23	1.98%	USD	760	(40,107)
10-Year Interest Rate Swap, 03/05/33	3-month LIBOR, 0.19%	Quarterly	2.03%	Semi-Annual	Barclays Bank PLC	03/03/23	2.03%	USD	380	(19,057)

										(3,485,475)

										$(3,895,273)

94	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.22%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	05/18/21	USD	10,000	$(56,246)	$103	$(56,349)
1.30%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	05/20/21	USD	10,000	(60,747)	103	(60,850)
3-month LIBOR, 0.19%	Quarterly	1.10%	Semi-Annual	N/A	03/01/23	USD	1,660	27,554	—	27,554
3-month LIBOR, 0.19%	Quarterly	0.88%	Semi-Annual	N/A	03/02/23	USD	600	7,350	—	7,350
0.09%	At Termination	1-day SONIA, 0.05%	At Termination	N/A	03/16/23	GBP	19,320	7,936	2,994	4,942
3-month LIBOR, 0.19%	Quarterly	0.25%	Semi-Annual	07/08/22(a)	07/08/23	USD	770	(1,770)	—	(1,770)
3-month LIBOR, 0.19%	Quarterly	0.25%	Semi-Annual	08/17/21(a)	08/17/23	USD	1,440	(3,441)	—	(3,441)
3-month LIBOR, 0.19%	Quarterly	0.36%	Semi-Annual	N/A	06/02/25	USD	590	(10,871)	—	(10,871)
3-month LIBOR, 0.19%	Quarterly	0.48%	Semi-Annual	N/A	01/21/26	USD	2,140	(52,307)	—	(52,307)
1.54%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	02/25/25(a)	02/25/26	USD	4,060	21,304	—	21,304
1.71%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	03/06/25(a)	03/06/26	USD	3,120	10,848	—	10,848
1.35%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	03/22/22(a)	03/22/27	USD	673	3,975	—	3,975
3-month LIBOR, 0.19%	Quarterly	1.37%	Semi-Annual	03/22/22(a)	03/22/27	USD	1,153	(5,713)	—	(5,713)
3-month LIBOR, 0.19%	Quarterly	1.33%	Semi-Annual	03/29/22(a)	03/29/27	USD	487	(3,278)	—	(3,278)
3-month LIBOR, 0.19%	Quarterly	1.40%	Semi-Annual	03/30/22(a)	03/30/27	USD	480	(1,916)	—	(1,916)
0.65%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	04/20/22(a)	04/20/27	USD	540	22,292	—	22,292
3-month LIBOR, 0.19%	Quarterly	0.65%	Semi-Annual	06/20/22(a)	06/20/27	USD	625	(28,040)	—	(28,040)
3-month LIBOR, 0.19%	Quarterly	0.68%	Semi-Annual	06/20/22(a)	06/20/27	USD	625	(27,204)	—	(27,204)
0.50%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	08/17/27	USD	800	40,949	—	40,949
0.84%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	11/15/27	USD	1,780	61,320	—	61,320
1.27%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/30/21(a)	02/15/28	USD	1,720	20,706	—	20,706
3-month LIBOR, 0.19%	Quarterly	0.65%	Semi-Annual	07/12/23(a)	07/12/28	USD	820	(53,520)	—	(53,520)
0.65%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	06/02/30	USD	300	26,814	—	26,814
0.80%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	10/07/30	USD	480	38,489	—	38,489
1.70%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	10/27/30	USD	1,330	(5,892)	—	(5,892)
1.58%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	10/29/30	USD	1,180	9,088	—	9,088
0.81%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	11/10/30	USD	540	44,146	—	44,146
0.95%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	11/12/30	USD	570	38,900	—	38,900
1.78%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/30/21(a)	11/15/30	USD	1,420	941	—	941
0.92%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	12/10/30	USD	757	55,106	—	55,106
0.96%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	12/11/30	USD	460	31,671	—	31,671

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.93%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	12/18/30	USD	970	$70,134	$—	$70,134
0.95%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	12/30/30	USD	520	36,873	—	36,873
1.02%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/08/31	USD	530	35,006	—	35,006
1.04%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/08/31	USD	530	34,051	—	34,051
1.05%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/11/31	USD	980	61,928	—	61,928
1.09%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/11/31	USD	530	31,958	—	31,958
1.09%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/12/31	USD	540	32,266	—	32,266
1.12%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/13/31	USD	970	55,136	—	55,136
1.13%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/13/31	USD	540	30,541	—	30,541
1.15%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/13/31	USD	90	4,907	—	4,907
1.18%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/14/31	USD	380	19,399	—	19,399
1.18%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/14/31	USD	270	13,796	—	13,796
1.19%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/14/31	USD	540	27,414	—	27,414
1.19%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	01/14/31	USD	270	13,745	—	13,745
1.17%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	02/04/31	USD	540	29,123	—	29,123
1.19%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	02/05/31	USD	275	14,158	—	14,158
1.19%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	02/05/31	USD	275	14,184	—	14,184
1.23%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	02/08/31	USD	550	26,572	—	26,572
1.26%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	02/09/31	USD	330	15,112	—	15,112
1.51%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	02/26/31	USD	520	11,733	—	11,733
1.59%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/01/31	USD	520	7,678	—	7,678
1.55%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/08/31	USD	570	10,750	—	10,750
1.57%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/08/31	USD	530	9,093	—	9,093
1.64%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/08/31	USD	265	2,903	—	2,903
1.65%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/08/31	USD	265	2,665	—	2,665
1.66%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/09/31	USD	540	4,952	—	4,952
1.68%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/09/31	USD	265	1,779	—	1,779
1.69%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/09/31	USD	265	1,679	—	1,679
1.70%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/09/31	USD	530	2,504	—	2,504
1.66%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/16/31	USD	265	2,548	—	2,548

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.68%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/19/31	USD	265	$2,018	$—	$2,018
2.50%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	03/20/26(a)	03/20/31	USD	717	2,005	—	2,005
3-month LIBOR, 0.19%	Quarterly	2.50%	Semi-Annual	03/20/26(a)	03/20/31	USD	717	(2,150)	—	(2,150)
1.76%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/22/31	USD	270	62	—	62
1.77%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/22/31	USD	270	(321)	—	(321)
1.78%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/22/31	USD	265	(365)	—	(365)
1.73%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/24/31	USD	340	922	—	922
1.71%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	03/31/31	USD	110	636	—	636
1.80%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	04/01/31	USD	280	(734)	—	(734)
1.81%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	04/01/31	USD	450	(1,286)	—	(1,286)
1.78%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	04/06/31	USD	280	(109)	—	(109)
1.78%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	04/06/31	USD	490	(137)	—	(137)
1.79%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	04/06/31	USD	490	(554)	225	(779)
3-month LIBOR, 0.19%	Quarterly	0.75%	Semi-Annual	04/07/21(a)	04/07/31	USD	20	(1,933)	—	(1,933)
3-month LIBOR, 0.19%	Quarterly	0.87%	Semi-Annual	04/09/21(a)	04/09/31	USD	150	(12,810)	—	(12,810)
6-month EURIBOR, (0.51)%	Annual	(0.20)%	Semi-Annual	04/29/21(a)	04/29/31	EUR	50	(1,669)	—	(1,669)
0.76%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/03/21(a)	06/03/31	USD	551	54,565	—	54,565
3-month LIBOR, 0.19%	Quarterly	1.51%	Semi-Annual	08/19/21(a)	08/19/31	USD	90	(3,031)	—	(3,031)
3-month LIBOR, 0.19%	Quarterly	1.58%	Semi-Annual	08/25/21(a)	08/25/31	USD	1,190	(33,096)	—	(33,096)
3-month LIBOR, 0.19%	Quarterly	1.28%	Semi-Annual	01/21/22(a)	01/21/32	USD	140	(9,092)	—	(9,092)
1.59%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	02/22/22(a)	02/22/32	USD	200	7,593	—	7,593
1.62%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	02/22/22(a)	02/22/32	USD	100	3,545	—	3,545
0.97%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	08/17/40	USD	140	26,959	—	26,959
1.25%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	11/05/40	USD	50	7,216	—	7,216
1.89%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/30/21(a)	02/15/47	USD	490	32,775	(572)	33,347
2.00%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/30/21(a)	02/15/47	USD	490	20,544	—	20,544
2.02%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/30/21(a)	02/15/47	USD	470	17,703	—	17,703
2.07%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/30/21(a)	02/15/47	USD	630	17,310	—	17,310
3-month LIBOR, 0.19%	Quarterly	2.11%	Semi-Annual	06/30/21(a)	02/15/47	USD	620	(11,948)	—	(11,948)
3-month LIBOR, 0.19%	Quarterly	1.02%	Semi-Annual	N/A	08/17/50	USD	100	(26,429)	—	(26,429)

S C H E D U L E S O F I N V E S T M E N T S	97

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.10%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	N/A	11/25/50	USD	60	$14,727	$—	$14,727
3-month LIBOR, 0.19%	Quarterly	1.87%	Semi-Annual	N/A	02/19/51	USD	80	(5,894)	—	(5,894)
3-month LIBOR, 0.19%	Quarterly	1.91%	Semi-Annual	N/A	02/22/51	USD	40	(2,629)	—	(2,629)
1.09%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/20/22(a)	06/20/52	USD	115	31,132	—	31,132
1.14%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	06/20/22(a)	06/20/52	USD	115	29,938	—	29,938
0.88%	Semi-Annual	3-month LIBOR, 0.19%	Quarterly	07/12/23(a)	07/12/53	USD	150	49,307	—	49,307

								$987,801	$2,853	$984,948

(a)	Forward swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$3,425	$(572)	$1,410,511	$(425,563)	$—
Options Written	N/A	N/A	711,978	(2,365,412)	(3,996,414)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$1,279,825	$—	$1,279,825
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	11,920	—	—	11,920
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	1,359,490	—	1,359,490
Swaps — centrally cleared
Unrealized appreciation(a)	—	—	—	—	1,410,511	—	1,410,511

	$—	$—	$—	$11,920	$4,049,826	$—	$4,061,746

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$—	$—	$69,740	$—	$69,740
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,288	—	—	2,288
Options written
Options written at value	—	—	—	—	3,996,414	—	3,996,414
Swaps — centrally cleared
Unrealized depreciation(a)	—	—	—	—	425,563	—	425,563

	$—	$—	$—	$2,288	$4,491,717	$—	$4,494,005

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$970,579	$—	$970,579
Forward foreign currency exchange contracts	—	—	—	(23,216)	—	—	(23,216)
Options purchased(a)	—	—	—	—	172,120	—	172,120
Options written	—	—	—	—	(162,782)	—	(162,782)
Swaps	—	—	—	—	(48,463)	—	(48,463)

	$—	$—	$—	$(23,216)	$931,454	$—	$908,238

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,691,714	$—	$1,691,714
Forward foreign currency exchange contracts	—	—	—	(5,954)	—	—	(5,954)
Options purchased(b)	—	—	—	—	235,290	—	235,290
Options written	—	—	—	—	(1,401,025)	—	(1,401,025)
Swaps	—	—	—	—	1,070,405	—	1,070,405

	$—	$—	$—	$(5,954)	$1,596,384	$—	$1,590,430

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$158,101,078
Average notional value of contracts — short	$117,833,054
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$3,783,661
Average amounts sold — in USD	$885,267
Options
Average value of option contracts purchased	$57,681
Average value of option contracts written	$40,285
Average notional value of swaption contracts purchased	$33,257,500
Average notional value of swaption contracts written	$115,738,400
Interest rate swaps
Average notional value — pays fixed rate	$18,663,365
Average notional value — received fixed rate	$52,444,988

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$105,871	$14,031
Forward foreign currency exchange contracts	11,920	2,288
Options(a)	1,359,490	3,996,414
Swaps — centrally cleared	—	16,267

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,477,281	$4,029,000

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(258,971)	(131,439)

Total derivative assets and liabilities subject to an MNA	$1,218,310	$3,897,561

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Funds’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America N.A.	$191,111	$(191,111)	$—	$—	$—
Barclays Bank PLC	400,229	(400,229)	—	—	—
Citibank N.A.	196,165	(122,408)	—	—	73,757
Deutsche Bank AG	208,150	(208,150)	—	—	—
Goldman Sachs Bank USA	164,561	(164,561)	—	—	—
JPMorgan Chase Bank N.A.	29,378	(29,378)	—	—	—
Standard Chartered Bank	5,311	(2,288)	—	—	3,023
UBS AG	23,405	—	—	—	23,405

	$1,218,310	$(1,118,125)	$—	$—	$100,185

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(c)	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Bank of America N.A.	$950,035	$(191,111)	$—	$(758,924)	$—
Barclays Bank PLC	1,731,209	(400,229)	(1,330,980)	—	—
BNP Paribas S.A.	102,670	—	—	—	102,670
Citibank N.A.	122,408	(122,408)	—	—	—
Deutsche Bank AG	554,583	(208,150)	—	—	346,433
Goldman Sachs Bank USA	169,291	(164,561)	—	—	4,730
JPMorgan Chase Bank N.A.	265,077	(29,378)	—	—	235,699
Standard Chartered Bank	2,288	(2,288)	—	—	—

	$3,897,561	$(1,118,125)	$(1,330,980)	$(758,924)	$689,532

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	BATS: Series S Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$63,095,715	$1,349,651	$64,445,366
Corporate Bonds	—	119,879,108	—	119,879,108
Foreign Agency Obligations	—	231,004	—	231,004
Non-Agency Mortgage-Backed Securities	—	78,294,825	—	78,294,825
U.S. Government Sponsored Agency Securities	—	53,599,671	—	53,599,671
U.S. Treasury Obligations	—	48,434,259	—	48,434,259
Short-Term Securities
Certificates of Deposit	—	5,201,789	—	5,201,789
Commercial Paper	—	22,746,670	—	22,746,670
Money Market Funds	578,801	—	—	578,801
Options Purchased
Interest Rate Contracts	153,100	1,206,390	—	1,359,490

	$731,901	$392,689,431	$1,349,651	$394,770,983

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$11,920	$—	$11,920
Interest Rate Contracts	1,279,825	1,410,511	—	2,690,336
Liabilities
Foreign Currency Exchange Contracts	—	(2,288)	—	(2,288)
Interest Rate Contracts	(170,881)	(4,320,836)	—	(4,491,717)

	$1,108,944	$(2,900,693)	$—	$(1,791,749)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	101

Statements of Assets and Liabilities

March 31, 2021

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$1,563,867,594	$531,024,064	$419,677,702
Cash	651,770	2,427,556	1,051
Cash pledged:
Collateral — OTC derivatives	490,000	—	—
Futures contracts	—	356,710	272,000
Receivables:
Investments sold	—	—	877,050
Capital shares sold	329,670	1,144,385	71,675
Dividends — unaffiliated	2,137	36	307
Interest — unaffiliated	3,597,128	4,389,421	4,309,453
From the Manager	55,720	74,006	56,961
Variation margin on futures contracts	—	24,817	18,000
Swap premiums paid	12,688	—	—
Unrealized appreciation on:
OTC swaps	115,431	5,631	—
Unfunded floating rate loan interests	794	—	—
Prepaid expenses	30,419	29,668	16,778

Total assets	1,569,153,351	539,476,294	425,300,977

LIABILITIES
Payables:
Investments purchased	23,619,344	2,480,350	4,256,281
Capital shares redeemed	—	638,221	12,843
Income dividend distributions	3,559,466	1,258,486	1,239,193
Interest expense and fees	—	—	56,993
Trustees’ and Officer’s fees	—	48	—
Other accrued expenses	215,595	77,764	77,551
Professional fees	68,595	58,325	56,466
Variation margin on futures contracts	—	33,538	—
Swap premiums received	472,202	3,375	—
Unrealized depreciation on OTC swaps	64,718	—	—

Total accrued liabilities	27,999,920	4,550,107	5,642,334

Other Liabilities
TOB Trust Certificates	—	—	18,987,000

Total other liabilities	—	—	18,987,000

Total liabilities	27,999,920	4,550,107	24,686,327

NET ASSETS	$1,541,153,431	$534,926,187	$400,614,650

NET ASSETS CONSIST OF
Paid-in capital	$1,554,445,724	$518,309,852	$370,755,706
Accumulated earnings (loss)	(13,292,293)	16,616,335	29,858,944

NET ASSETS	$1,541,153,431	$534,926,187	$400,614,650

NET ASSET VALUE
Shares outstanding	$154,299,580	$50,040,689	$34,089,771

Net asset value	$9.99	$10.69	$11.75

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments at cost — unaffiliated	$1,572,046,441	$519,636,769	$387,581,179

See notes to financial statements.

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2021

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,284,128,453	$—	$394,770,983
Investments at value — affiliated(b)	—	15,524,886	—
Cash	35,890	35,664,668	3,909,212
Cash pledged:
Collateral — OTC derivatives	2,470,000	—	830,000
Collateral — TBA commitments	561,000	—	—
Futures contracts	836,000	265,190	843,925
Centrally cleared swaps	291,960	1,869,570	1,596,930
Foreign currency at value(c)	—	—	140,614
Receivables:
Investments sold	49,340,029	—	—
Options written	—	—	15,532
TBA sale commitments	508,866,410	—	—
Capital shares sold	5,448,344	—	3,262,993
Dividends — affiliated	—	16,253	—
Dividends — unaffiliated	62	—	28
Interest — unaffiliated	3,349,770	—	1,099,419
From the Manager	108,735	26,293	64,202
Principal paydowns	—	—	196,985
Variation margin on futures contracts	57,751	30,531	105,871
Variation margin on centrally cleared swaps	3,242	22,780	—
Swap premiums paid	389,846	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	11,920
OTC swaps	683,425	—	—
Prepaid expenses	47,118	14,374	33,207

Total assets	2,856,618,035	53,434,545	406,881,821

LIABILITIES
Options written at value(d)	10,273	—	3,996,414
TBA sale commitments at value(e)	507,312,856	—	—
Payables:
Investments purchased	1,144,728,860	—	3,208,546
Capital shares redeemed	1,585,470	163,221	90,742
Income dividend distributions	2,528,779	—	513,263
Trustees’ and Officer’s fees	155	—	—
Other accrued expenses	106,890	22,610	78,325
Professional fees	53,886	40,564	55,981
Variation margin on futures contracts	31,694	33,187	14,031
Variation margin on centrally cleared swaps	—	—	16,267
Swap premiums received	1,974,801	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	2,288
OTC swaps	1,117,496	—	—

Total liabilities	1,659,451,160	259,582	7,975,857

NET ASSETS	$1,197,166,875	$53,174,963	$398,905,964

NET ASSETS CONSIST OF
Paid-in capital	$1,201,589,896	$86,225,845	$402,227,877
Accumulated loss	(4,423,021)	(33,050,882)	(3,321,913)

NET ASSETS	$1,197,166,875	$53,174,963	$398,905,964

F I N A N C I A L S T A T E M E N T S	103

Statements of Assets and Liabilities  (continued)

March 31, 2021

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio
NET ASSET VALUE
Shares outstanding	$122,549,731	$6,122,602	$41,001,265

Net asset value	$9.77	$8.69	$9.73

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments at cost — unaffiliated	$2,286,691,311	$—	$392,344,230
(b) Investments at cost — affiliated	$—	$15,371,630	$—
(c) Foreign currency at cost	$—	$—	$141,857
(d) Premiums received	$30,421	$—	$2,342,980
(e) Proceeds from TBA sale commitments	$508,866,410	$—	$—

See notes to financial statements.

104	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$40,655	$2,457	$3,908
Interest — unaffiliated	40,751,021	14,947,966	13,875,157
Other income	115	105	—

Total investment income	40,791,791	14,950,528	13,879,065

EXPENSES
Registration	119,319	57,441	60,678
Accounting services	100,260	61,773	53,424
Professional	86,645	68,398	91,681
Pricing	49,042	61,079	67,553
Transfer agent	34,677	140,357	27,468
Custodian	21,516	9,404	5,651
Printing and postage	13,969	13,836	12,966
Trustees and Officer	13,514	6,314	4,795
Miscellaneous	32,533	15,779	20,035

Total expenses excluding interest expense	471,475	434,381	344,251
Interest expense and fees(a)	—	—	148,164

Total expenses	471,475	434,381	492,415
Less:
Fees waived and/or reimbursed by the Manager	(469,345)	(432,251)	(344,194)

Total expenses after fees waived and/or reimbursed	2,130	2,130	148,221

Net investment income	40,789,661	14,948,398	13,730,844

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(886,831)	15,877,125	298,615
Futures contracts	—	(1,402,443)	781,889
Swaps	103,167	29,237	—

	(783,664)	14,503,919	1,080,504

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	108,360,770	11,243,302	34,390,147
Futures contracts	—	(85,399)	508,937
Swaps	446,482	45,900	—
Unfunded floating rate loan interests	794	—	—

	108,808,046	11,203,803	34,899,084

Net realized and unrealized gain	108,024,382	25,707,722	35,979,588

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,814,043	$40,656,120	$49,710,432

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Operations  (continued)

Year Ended March 31, 2021

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$5,298	$—	$2,220
Dividends — affiliated	—	246,455	—
Interest — unaffiliated	24,434,721	—	5,889,576
Other income	454	41	—

Total investment income	24,440,473	246,496	5,891,796

EXPENSES
Transfer agent	151,616	19,620	48,204
Custodian	97,570	2,370	21,492
Accounting services	94,187	35,244	51,912
Registration	83,024	37,087	43,085
Professional	68,919	46,555	62,530
Pricing	60,434	—	77,216
Printing and postage	14,114	12,225	14,292
Trustees and Officer	12,626	497	4,154
Miscellaneous	26,068	7,261	9,271

Total expenses excluding interest expense	608,558	160,859	332,156
Interest expense(a)	—	—	61,347

Total expenses	608,558	160,859	393,503
Less:
Fees waived and/or reimbursed by the Manager	(606,428)	(160,689)	(331,026)

Total expenses after fees waived and/or reimbursed	2,130	170	62,477

Net investment income	24,438,343	246,326	5,829,319

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	29,207,121	—	3,281,559
Investments — affiliated	—	(19,012)	—
Options written	1,390,814	—	(162,782)
Futures contracts	(2,773,883)	743,506	970,579
Forward foreign currency exchange contracts	—	—	(23,216)
Foreign currency transactions	—	—	18,604
Payment by affiliate	—	—	59,952
Swaps	410,907	(3,833,364)	(48,463)

	28,234,959	(3,108,870)	4,096,233

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(32,274,958)	—	5,160,548
Investments — affiliated	—	668,416	—
Options written	1,625,676	—	(1,401,025)
Futures contracts	1,277,969	(578,418)	1,691,714
Forward foreign currency exchange contracts	—	—	(5,954)
Foreign currency translations	—	(7)	(2,930)
Swaps	3,297,633	6,528,372	1,070,405

	(26,073,680)	6,618,363	6,512,758

Net realized and unrealized gain	2,161,279	3,509,493	10,608,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,599,622	$3,755,819	$16,438,310

(a)	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See notes to financial statements.

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Year Ended March 31,		Year Ended March 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,789,661	$51,744,471	$14,948,398	$14,807,875
Net realized gain (loss)	(783,664)	(3,408,768)	14,503,919	14,189,592
Net change in unrealized appreciation (depreciation)	108,808,046	(108,064,041)	11,203,803	(8,739,953)

Net increase (decrease) in net assets resulting from operations	148,814,043	(59,728,338)	40,656,120	20,257,514

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,128,829)	(52,227,829)	(32,056,095)	(17,172,880)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	396,792,718	170,345,298	62,059,277	88,253,994

NET ASSETS
Total increase in net assets	505,477,932	58,389,131	70,659,302	91,338,628
Beginning of year	1,035,675,499	977,286,368	464,266,885	372,928,257

End of year	$1,541,153,431	$1,035,675,499	$534,926,187	$464,266,885

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Changes in Net Assets (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,730,844	$11,541,542	$24,438,343	$26,693,780
Net realized gain (loss)	1,080,504	(3,574,046)	28,234,959	1,649,550
Net change in unrealized appreciation (depreciation)	34,899,084	(10,734,283)	(26,073,680)	21,387,602

Net increase (decrease) in net assets resulting from operations	49,710,432	(2,766,787)	26,599,622	49,730,932

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,607,770)	(11,745,193)	(35,084,303)	(30,102,692)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	51,229,978	92,907,703	198,873,987	187,375,080

NET ASSETS
Total increase in net assets	87,332,640	78,395,723	190,389,306	207,003,320
Beginning of year	313,282,010	234,886,287	1,006,777,569	799,774,249

End of year	$400,614,650	$313,282,010	$1,197,166,875	$1,006,777,569

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$246,326	$612,722	$5,829,319	$4,654,447
Net realized gain (loss)	(3,108,870)	967,300	4,096,233	189,861
Net change in unrealized appreciation (depreciation)	6,618,363	(7,942,300)	6,512,758	(3,761,080)

Net increase (decrease) in net assets resulting from operations	3,755,819	(6,362,278)	16,438,310	1,083,228

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	—	(546,948)	(6,345,846)	(5,291,105)
Return of capital	—	(1,094)	—	—

Decrease in net assets resulting from distributions to shareholders	—	(548,042)	(6,345,846)	(5,291,105)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,113,981	(3,438,937)	242,511,087	(12,665,537)

NET ASSETS
Total increase (decrease) in net assets	11,869,800	(10,349,257)	252,603,551	(16,873,414)
Beginning of year	41,305,163	51,654,420	146,302,413	163,175,827

End of year	$53,174,963	$41,305,163	$398,905,964	$146,302,413

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio

	Year Ended March 31,
	2021		2020		2019		2018	2017
Net asset value, beginning of year	$9.05		$9.99		$10.14		$10.14	$9.82

Net investment income(a)	0.31		0.45		0.53		0.58	0.51
Net realized and unrealized gain (loss)	0.94		(0.94)		(0.11)		(0.03)	0.43

Net increase (decrease) from investment operations	1.25		(0.49)		0.42		0.55	0.94

Distributions(b)
From net investment income	(0.31)		(0.45)		(0.52)		(0.49)	(0.62)
From net realized gain	—		—		(0.05)		(0.06)	—

Total distributions	(0.31)		(0.45)		(0.57)		(0.55)	(0.62)

Net asset value, end of year	$9.99		$9.05		$9.99		$10.14	$10.14

Total Return(c)
Based on net asset value	13.95%		(5.22)%		4.31%		5.55%	9.76%

Ratios to Average Net Assets(d)
Total expenses	0.04%		0.05%		0.04%		0.12%	0.26%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%

Net investment income	3.20%		4.45%		5.26%		5.65%	5.01%

Supplemental Data
Net assets, end of year (000)	$1,541,153		$1,035,675		$977,286		$571,583	$323,784

Portfolio turnover rate	26%		48%		43%		45%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(e)	Amount is less than 0.005%.

See notes to financial statements.

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio

	Year Ended March 31,
	2021		2020		2019		2018	2017
Net asset value, beginning of year	$10.49		$10.28		$10.18		$10.31	$10.37

Net investment income(a)	0.33		0.38		0.39		0.37	0.36
Net realized and unrealized gain (loss)	0.60		0.27		0.10		(0.08)	(0.04)

Net increase from investment operations	0.93		0.65		0.49		0.29	0.32

Distributions(b)
From net investment income	(0.33)		(0.38)		(0.39)		(0.37)	(0.36)
From net realized gain	(0.40)		(0.06)		(0.00	)(c)	(0.05)	(0.02)

Total distributions	(0.73)		(0.44)		(0.39)		(0.42)	(0.38)

Net asset value, end of year	$10.69		$10.49		$10.28		$10.18	$10.31

Total Return(d)
Based on net asset value	8.70%		6.31%		5.05%		2.82%	3.12%

Ratios to Average Net Assets(e)
Total expenses	0.09%		0.09%		0.09%		0.11%	0.11%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%	0.00%

Net investment income	2.96%		3.55%		3.91%		3.55%	3.45%

Supplemental Data
Net assets, end of year (000)	$534,926		$464,267		$372,928		$388,674	$417,251

Portfolio turnover rate	85%		83%		55%		31%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.00%	0.00%	0.00%	0.00%	0.01%

(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio

	Year Ended March 31,
	2021		2020		2019		2018	2017
Net asset value, beginning of year	$10.53		$10.91		$10.78		$10.49	$10.75

Net investment income(a)	0.45		0.43		0.47		0.45	0.45
Net realized and unrealized gain (loss)	1.22		(0.37)		0.21		0.30	(0.16)

Net increase from investment operations	1.67		0.06		0.68		0.75	0.29

Distributions(b)
From net investment income	(0.45)		(0.44)		(0.47)		(0.45)	(0.45)
From net realized gain	—		—		(0.08)		(0.01)	(0.10)

Total distributions	(0.45)		(0.44)		(0.55)		(0.46)	(0.55)

Net asset value, end of year	$11.75		$10.53		$10.91		$10.78	$10.49

Total Return(c)
Based on net asset value	16.16%		0.33%		6.44%		7.22%	2.78%

Ratios to Average Net Assets(d)
Total expenses	0.15%		0.18%		0.21%		0.27%	0.23%

Total expenses after fees waived and/or reimbursed	0.04%		0.06%		0.08%		0.06%	0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%

Net investment income	4.06%		3.78%		4.35%		4.17%	4.21%

Supplemental Data
Net assets, end of year (000)	$400,615		$313,282		$234,886		$180,142	$146,346

Borrowings outstanding, end of year (000)	$18,987		$10,713		$8,085		$6,625	$6,625

Portfolio turnover rate	31%		54%		53%		100%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.01%

(e)	Amount is less than 0.005%.

See notes to financial statements.

112	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio

	Year Ended March 31,
	2021		2020		2019		2018	2017
Net asset value, beginning of year	$9.81		$9.59		$9.47		$9.69	$9.93

Net investment income(a)	0.21		0.30		0.31		0.25	0.21
Net realized and unrealized gain (loss)	0.05		0.25		0.15		(0.16)	(0.16)

Net increase from investment operations	0.26		0.55		0.46		0.09	0.05

Distributions from net investment income(b)	(0.30)		(0.33)		(0.34)		(0.31)	(0.29)

Net asset value, end of year	$9.77		$9.81		$9.59		$9.47	$9.69

Total Return(c)
Based on net asset value	2.68%		5.86%		4.94%		0.91%	0.51%

Ratios to Average Net Assets(d)
Total expenses	0.05%		0.06%		0.08%		0.08%	0.09%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%

Net investment income	2.12%		3.03%		3.30%		2.59%	2.12%

Supplemental Data
Net assets, end of year (000)	$1,197,167		$1,006,778		$799,774		$810,031	$598,067

Portfolio turnover rate(f)	1,500%		1,316%		1,209%		1,515%	1,728%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%

(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	896%	813%	683%	833%	1,040%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Year Ended March 31,
	2021		2020		2019		2018	2017
Net asset value, beginning of year	$7.92		$9.25		$9.56		$9.38	$8.95

Net investment income(a)	0.06		0.12		0.12		0.08	0.09
Net realized and unrealized gain (loss)	0.71		(1.33)		(0.34)		0.15	0.34

Net increase (decrease) from investment operations	0.77		(1.21)		(0.22)		0.23	0.43

Distributions(b)
From net investment income	—		(0.12)		(0.09)		(0.05)	—
Return of capital	—		(0.00	)(c)	—		—	—

Total distributions	—		(0.12)		(0.09)		(0.05)	—

Net asset value, end of year	$8.69		$7.92		$9.25		$9.56	$9.38

Total Return(d)
Based on net asset value	9.72%		(13.25)%		(2.32)%		2.49%	4.80%

Ratios to Average Net Assets(e)
Total expenses	0.46%		0.31%		0.20%		0.19%	0.13%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%	0.00%

Net investment income	0.71%		1.33%		1.24%		0.89%	1.00%

Supplemental Data
Net assets, end of year (000)	$53,175		$41,305		$51,654		$84,080	$121,054

Portfolio turnover rate	36%		15%		0%		6%	10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.02%	0.32%	0.16%	0.17%	0.08%

(f)	Amount is less than 0.005%.

See notes to financial statements.

114	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio

	Year Ended March 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$9.23		$9.50		$9.38		$9.53		$9.54

Net investment income(a)	0.18		0.27		0.25		0.20		0.19
Net realized and unrealized gain (loss)	0.54		(0.23)		0.13		(0.09)		0.11

Net increase from investment operations	0.72		0.04		0.38		0.11		0.30

Distributions from net investment income(b)	(0.22)		(0.31)		(0.26)		(0.26)		(0.31)

Net asset value, end of year	$9.73		$9.23		$9.50		$9.38		$9.53

Total Return(c)
Based on net asset value	7.80	%(d)	0.34%		4.11%		1.15%		3.21%

Ratios to Average Net Assets
Total expenses	0.13	%(e)	1.14	%(e)	0.69	%(e)	0.76	%(e)	0.48%

Total expenses after fees waived and/or reimbursed	0.02	%(e)	0.99	%(e)	0.56	%(e)	0.59	%(e)	0.34%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)(f)	0.00	%(e)(f)	0.00	%(e)(f)	0.00	%(e)	0.00%

Net investment income	1.89	%(e)	2.84	%(e)	2.62	%(e)	2.11	%(e)	2.37%

Supplemental Data
Net assets, end of year (000)	$398,906		$146,302		$163,176		$175,939		$191,903

Portfolio turnover rate(g)	124%		144%		184%		263%		279%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2021	2020	2019	2018
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%

(f)	Amount is less than 0.005%.
(g)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	122%	101%	112%	148%	163%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

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Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

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Notes to Financial Statements  (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result

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Notes to Financial Statements  (continued)

in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Series A	Amazon Logistics, Term Loan	$6,586,737	$6,585,943	$6,586,737	$794

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended March 31, 2021, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

Fund Name	Average Borrowings	Daily Weighted Average Interest Rate
Series S	$22,935,187	0.26%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

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Notes to Financial Statements  (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
Series E	$ 87,397	$ 48,355	$ 12,412	$ 148,164

For the year ended March 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$35,637,699	$18,987,000	0.08% - 0.15%	$17,007,584	0.85%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at March 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at March 31, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of

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Notes to Financial Statements  (continued)

forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

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Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement betweens a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

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Notes to Financial Statements  (continued)

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived
Series A	$ 469,345
Series C	432,251
Series E	344,194
Series M	606,428
Series P	160,689
Series S	331,026

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended March 31, 2021, Series S received a reimbursement of $59,952 from an affiliate, which is included in payment by affiliate in the Statements of Operations related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss
Series C	$ —	$ 254,624	$ (103,229)

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term investments transactions, were as follows:

Fund Name/Asset Type	Purchases	Sales
Series A
Non-U.S. Government Securities	$545,138,959	$293,251,652
Series C
Non-U.S. Government Securities	375,279,544	317,842,826
U.S. Government Securities	88,456,764	98,550,083
Series E
Non-U.S. Government Securities	155,933,190	104,295,341
Series M
Non-U.S. Government Securities	18,816,262,864	18,599,927,586
U.S. Government Securities	41,917,532	14,073,395
Series P
Non-U.S. Government Securities	6,633,136	3,994,590
Series S
Non-U.S. Government Securities	357,201,770	248,272,739
U.S. Government Securities	188,684,434	147,434,880

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Notes to Financial Statements  (continued)

For the year ended March 31, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

Series M	$7,492,951,506	$7,495,828,631
Series S	4,083,750	4,088,125

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to net operating losses was reclassified to the following accounts:

	Series A	Series C	Series E	Series M	Series P	Series S
Paid-in capital	$ —	$ —	$ —	$ —	$ (647,090)	$ —
Accumulated earnings (loss)	—	—	—	—	647,090	—

The tax character of distributions paid was as follows:

	Period	Series A	Series C	Series E	Series M	Series P	Series S
Tax-exempt income(a)	03/31/21	$—	$—	$13,502,771	$—	$—	$—
	03/31/20	—	—	11,741,572	—	—	—
Ordinary income	03/31/21	40,128,829	22,856,090	104,999	35,084,303	—	6,345,846
	03/31/20	52,227,829	16,699,777	3,621	30,102,692	546,948	5,291,105
Long-term capital gains(b)	03/31/21	—	9,200,005	—	—	—	—
	03/31/20	—	473,103	—	—	—	—
Return of capital	03/31/20	—	—	—	—	1,094	—

Total	03/31/21	$40,128,829	$32,056,095	$13,607,770	$35,084,303	$—	$6,345,846

	03/31/20	$52,227,829	$17,172,880	$11,745,193	$30,102,692	$548,042	$5,291,105

(a)	The Funds designate these amounts paid during the fiscal year ended March 31, 2021 as exempt-interest dividends.
(b)	The Funds designate these amounts paid during the fiscal year ended March 31, 2021 as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Undistributed ordinary income	$522,298	$1,475,970	$27,289	$1,016,725	$—	$—
Undistributed long-term capital gains	—	3,658,776	—	—	—	—
Non-expiring capital loss carryforwards(a)	(5,660,368)	—	(1,947,294)	(3,801,534)	(29,439,857)	(4,734,796)
Net unrealized gains (losses)(b)	(8,154,223)	11,481,589	31,778,949	(1,638,212)	(3,366,205)	1,412,883
Qualified late-year losses(c)	—	—	—	—	(244,820)	—

	$(13,292,293)	$16,616,335	$29,858,944	$(4,423,021)	$(33,050,882)	$(3,321,913)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and options contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended March 31, 2021, the funds listed below utilized the following amounts of their respective capital loss carryforwards:

	Series E	Series M	Series S
Amount utilized	$1,772,061	$20,588,936	$5,230,537

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Notes to Financial Statements  (continued)

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$1,572,071,352	$519,690,401	$368,876,254	$2,286,725,791	$15,451,250	$392,395,291

Gross unrealized appreciation	$20,331,682	$20,764,684	$33,462,348	$19,107,739	$2,058,680	$8,061,119
Gross unrealized depreciation	(28,486,699)	(9,283,095)	(1,647,900)	(20,745,951)	(5,424,882)	(6,218,965)

Net unrealized appreciation (depreciation)	$(8,155,017)	$11,481,589	$31,814,448	$(1,638,212)	$(3,366,202)	$1,842,154

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
Fund Name	Shares	Amounts	Shares	Amounts
Series A
Shares sold	60,842,553	$601,725,262	56,175,142	$566,598,019
Shares redeemed	(20,951,929)	(204,932,544)	(39,575,189)	(396,252,721)

	39,890,624	$396,792,718	16,599,953	$170,345,298

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Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Year Ended 03/31/20
Fund Name	Shares	Amounts	Shares	Amounts
Series C
Shares sold	20,459,749	$228,205,940	15,113,669	$163,942,733
Shares redeemed	(14,686,532)	(166,146,663)	(7,124,584)	(75,688,739)

	5,773,217	$62,059,277	7,989,085	$88,253,994

Series E
Shares sold	12,192,027	$137,455,055	17,189,745	$193,043,655
Shares redeemed	(7,854,502)	(86,225,077)	(8,976,213)	(100,135,952)

	4,337,525	$51,229,978	8,213,532	$92,907,703

Series M
Shares sold	50,963,949	$506,033,332	35,969,210	$350,693,918
Shares redeemed	(31,004,779)	(307,159,345)	(16,794,450)	(163,318,838)

	19,959,170	$198,873,987	19,174,760	$187,375,080

Series P
Shares sold	3,776,282	$31,318,249	2,498,617	$21,721,096
Shares redeemed	(2,870,221)	(23,204,268)	(2,869,301)	(25,160,033)

	906,061	$8,113,981	(370,684)	$(3,438,937)

Series S
Shares sold	36,062,687	$348,486,957	5,557,853	$53,268,760
Shares redeemed	(10,915,607)	(105,975,870)	(6,877,962)	(65,934,297)

	25,147,080	$242,511,087	(1,320,109)	$(12,665,537)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 15, 2021, the credit agreement was extended until April 2022 under substantially the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio and the Board of Trustees of BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, and BATS: Series S Portfolio of BlackRock Allocation Target Shares (the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Series C	1.70%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

Fund Name	Qualified Dividend Income
Series C	$ 622,341

For the fiscal year ended March 31, 2021, the Fund hereby designate the following maximum amounts allowable as interest income eligible to be treated as Section 163(j) interest dividend:

Fund Name	Interest Dividends
Series A	$ 40,771,439
Series C	14,819,829
Series M	34,473,476
Series S	6,532,459

For the fiscal year ended March 31, 2021, the Funds hereby designate the following maximum amounts allowable as interest-related and qualifed short-term capital gain dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related and Qualified Short-Term Capital Gain Dividends
Series A	$ 34,520,715
Series C	19,546,260
Series E	105,486
Series M	34,475,581
Series S	5,876,669

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended March 31, 2021:

Fund Name	Federal Obligation Interest
Series C	$ 197,301
Series M	143,998
Series S	104,459

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	131

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Allocation Target Shares (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 18-19, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)

Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

			83 RICs consisting of 108 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)

Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.

			83 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2019)

Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.

			83 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			83 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			85 RICs consisting of 110 Portfolios	None

R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	83 RICs consisting of 108 Portfolios	ADP (data and information services) 2004- 2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	133

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

W. Carl Kester(d) 1951	Trustee (Since 2019)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			85 RICs consisting of 110 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			85 RICs consisting of 110 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			113 RICs consisting of 258 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	115 RICs consisting of 260 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustees holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	135

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi AssetComplex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

136	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	137

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio

138	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

NZD	New Zealand Dollar

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AKA	Also Known As

AMT	Alternative Minimum Tax

CD	Certificate of Deposit

CLO	Collateralized Loan Obligation

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

SONIA	Sterling Overnight Index Average

TA	Tax Allocation

TBA	To-be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	139

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$39,693	$40,902	$0	$0	$16,100	$15,500	$0	$0
BATS: Series C Portfolio	$34,946	$36,006	$0	$0	$16,100	$15,500	$0	$0
BATS: Series E Portfolio	$40,703	$41,922	$0	$0	$14,200	$13,600	$0	$0
BATS: Series M Portfolio	$31,108	$32,028	$0	$0	$16,100	$15,500	$0	$0
BATS: Series P Portfolio	$19,796	$20,400	$0	$0	$16,100	$15,500	$0	$0
BATS: Series S Portfolio	$34,946	$36,006	$0	$0	$16,100	$15,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$16,100	$15,500
BATS: Series C Portfolio	$16,100	$15,500
BATS: Series E Portfolio	$14,200	$13,600
BATS: Series M Portfolio	$16,100	$15,500
BATS: Series P Portfolio	$16,100	$15,500
BATS: Series S Portfolio	$16,100	$15,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These	amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Section 302 Certifications are attached

(a)(3)	Not Applicable

(a)(4)	Not Applicable

(b)	Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: June 3, 2021